    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 16, 1999


                                                      REGISTRATION NO. 333-82641

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-14


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

                         PRE-EFFECTIVE AMENDMENT NO. 2                       /X/

                          POST-EFFECTIVE AMENDMENT NO.                       / /


                        (CHECK APPROPRIATE BOX OR BOXES)
                            ------------------------


                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.



                 (formerly, the Global Total Return Fund, Inc.)


               (Exact Name of Registrant as Specified in Charter)

                              GATEWAY CENTER THREE
                        100 MULBERRY STREET, 9(TH) FLOOR
                         NEWARK, NEW JERSEY 07102-4077

                    (Address Of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         Marguerite E.H. Morrison, Esq.
                              100 Mulberry Street
                       Gateway Center Three, 9(th) Floor
                         Newark, New Jersey 07102-4077

                    (Name and Address of Agent for Service)
                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.
                            ------------------------

    NO FILING FEE IS REQUIRED BECAUSE OF RELIANCE ON SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429 UNDER THE SECURITIES ACT OF 1933, THE PROSPECTUS AND PROXY STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO. 33-63943).


    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON SEPTEMBER 15, 1999, PURSUANT TO RULE 488.


TITLE OF SECURITIES BEING REGISTERED.....  SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE

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                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement contains the following papers and documents:

           Facing Page

           Contents of Registration Statement

           Notice of Special Meeting

           Part A--Proxy Statement and Prospectus

           Part B--Statement of Additional Information

           Part C--Other Information

           Signature Page

           Exhibits

               1. Solicitation Letter to Shareholders

               2. Form of Proxy Card

                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

                              Gateway Center Three
                        100 Mulberry Street, 9(th) Floor
                         Newark, New Jersey 07102-4077

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ---------------------

To our Shareholders:


    Notice is hereby given that a Special Meeting of Shareholders (the Meeting) of Prudential Global Limited Maturity Fund, Inc. (Limited Maturity Fund) will be held at Prudential Plaza, 751 Broad Street, 9(th) Floor, Newark, New Jersey 07102, on October 7, 1999, at 9:00 a.m. Eastern time, for the following purposes:



    1. To approve an Agreement and Plan of Reorganization and Liquidation between Limited Maturity Fund and Prudential Global Total Return Fund, Inc. (Total Return Fund) providing for the transfer of all of the assets of Limited Maturity Fund to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Total Return Fund and the assumption by Total Return Fund of Limited Maturity Fund's liabilities, followed by the distribution of Total Return Fund Class A, Class B, Class C and Class Z shares to shareholders of Limited Maturity Fund in liquidation of Limited Maturity Fund.


    2. To transact such other business as may properly come before the Meeting or any adjournments of the Meeting.


    The Board of Directors has fixed the close of business on July 30, 1999 as the record date for the determination of the shareholders of Limited Maturity Fund entitled to notice of, and to vote at, this Meeting and any adjournments.


                                          Marguerite E. H. Morrison
                                          SECRETARY


Dated: August   , 1999


 PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.



                                   PROSPECTUS


                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.


                                PROXY STATEMENT


                              GATEWAY CENTER THREE
                        100 MULBERRY STREET, 9(TH) FLOOR
                          NEWARK NEW JERSEY 07102-4077
                                 (800) 225-1852

                            ------------------------


                                AUGUST   , 1999


                             ---------------------


    This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Prudential Global Limited Maturity Fund, Inc. (Limited Maturity
Fund) in connection with the solicitation of proxies by the Limited Maturity Fund's Board of Directors for use at the Special Meeting of Shareholders of Limited Maturity Fund and at any adjournments of the meeting (the Meeting). The Meeting will be held on Thursday, October 7, 1999, at 9:00 a.m. Eastern time at Prudential Plaza, 751 Broad Street, 9(th) Floor, Newark, New Jersey 07102.



    The purpose of the Meeting is to vote on a proposed reorganization (Reorganization) between Limited Maturity Fund and Prudential Global Total Return Fund, Inc. (Total Return Fund). Under an Agreement and Plan of Reorganization and Liquidation (the Agreement), Limited Maturity Fund would transfer all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of common stock of Total Return Fund and the assumption by Total Return Fund of Limited Maturity Fund's liabilities. The number of shares issued to shareholders of Limited Maturity Fund in the proposed Reorganization will be based upon the relative net asset values per share of the two Funds at the time of the exchange. Limited Maturity Fund will distribute Class A, Class B, Class C and Class Z shares of Total Return Fund to its shareholders in liquidation of Limited Maturity Fund on October 15, 1999, or such later date as the parties may agree (the Closing Date).



    Total Return Fund is a non-diversified taxable bond fund registered as an open-end management investment company and is organized as a Maryland corporation. Total Return Fund's investment objective is to seek total return, made up of current income and capital appreciation. Total Return Fund seeks to achieve its investment objective by investing at least 65% of total assets in income-producing debt securities. These securities include securities issued by the U.S. and foreign governments, supranational organizations, semi-governmental entities, government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. As a "global" fund, the Fund usually invests in issuers in at least three different countries, including the United States. The Fund maintains a dollar weighted average maturity of not more than 10 years. As of June 30, 1999, Total Return Fund's average duration was 4.2 years and its average maturity was 6.5 years. Although the majority of the Fund's investments are investment grade, up to 15% of the Fund's total assets may be invested in lower-rated securities, known as junk bonds, which are riskier and considered "speculative" with respect to their capacity to pay principal and interest.


    Limited Maturity Fund is a non-diversified taxable bond fund registered as an open-end management investment company and is organized as a Maryland corporation. Limited Maturity Fund's investment objective is to maximize total return, made up of current income and capital appreciation. The Fund normally seeks to achieve its objective by investing at least 65% of its total assets in income producing securities. As a "global" fund, the Fund usually invests in issuers in at least five different countries, including the United States. Income-producing securities include U.S. and foreign government and agency securities, securities of supranatural organizations, corporate debt instruments, commercial paper, loan participations, certificates of deposit, bankers' acceptances and time deposits. Limited Maturity Fund is a "short duration" fund, which means it has a dollar-weighted average maturity of more than 2 but less than 5 years with the maturity of individual securities generally not more than 10 years. Limited Maturity Fund's average duration as of June 30, 1999 was 2.9 years, while its average maturity was 4.0 years. Although the majority of the Fund's investments are investment grade, up to 20% of the Fund's total assets may be invested in lower-rated securities, known as junk bonds.



    This Proxy Statement should be retained for your future reference. It sets forth concisely the information about the Reorganization and Total Return Fund that a shareholder should know before voting on the proposed Reorganization. A
Statement of Additional Information dated August   , 1999, which relates to this
Proxy Statement, has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Proxy Statement by reference. This Proxy Statement is accompanied by the Prospectus, dated March 1, 1999 and Prospectus Supplements dated July 23, 1999 and August 9, 1999, which offer shares of Total Return Fund. The Statement of Additional Information for Total Return Fund, dated March 1, 1999 and the Statement of Additional Information Supplement dated July 23, 1999 are available upon request. Attachment I to this Proxy Statement contains the Performance Overview from the Annual Report of Total Return Fund for the year ended December 31, 1998. The Prospectus, Prospectus Supplements and Statement of Additional Information and Supplement for Total Return Fund have been filed with the Commission and are incorporated into this Proxy Statement by reference. The Prospectus dated January 22, 1999 and Prospectus Supplements dated May 27, 1999 and July 23, 1999 and Statement of Additional Information dated January 22, 1999 and Statement of Additional Information Supplement dated July 23, 1999 for Limited Maturity Fund, have been filed with the Commission and are incorporated into this Proxy Statement by reference. Copies of the documents referred to above may be obtained without charge by contacting Prudential Mutual Fund Services LLC at Post Office Box 15005, New Brunswick, New Jersey 08906-5005, or by calling (800) 225-1852.



The Securities and Exchange Commission has not approved or disapproved the Total Return Fund's shares, nor has the Commission determined that this proxy statement and prospectus is complete or accurate. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


1          VOTING INFORMATION

2          SYNOPSIS
2          Investment Objectives and Policies
3          Expense Structures
4          The Proposed Reorganization
5          Fund Operating Expenses
5          Comparative Fee Tables
6          Examples of the Effect of Fund Expenses
7          Pro Forma Capitalization and Ratios
8          Forms of Organization
9          Performance Comparisons of the Funds

10         INVESTMENT OBJECTIVES AND POLICIES
10         Investment Objectives
10         Principal Investment Strategies

11         COMPARISON OF OTHER POLICIES OF THE FUNDS
11         Diversification
11         Borrowing
11         Lending
11         Illiquid Securities
11         Temporary Defensive Investments

11         COMPARISON OF PRINCIPAL RISK FACTORS

12         OPERATIONS OF TOTAL RETURN FUND FOLLOWING THE REORGANIZATION

12         PURCHASES, REDEMPTIONS AND EXCHANGES
12         Purchasing Shares
13         Redeeming Shares
13         Minimum Investment Requirements
13         Purchases and Redemptions of Limited Maturity Fund
13         Exchanges of Fund Shares
13         Dividends and Other Distributions

14         FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

14         THE PROPOSED TRANSACTION
14         Reorganization Plan
15         Reasons for the Reorganization
16         Description of the Securities to be Issued
17         Federal Income Tax Considerations
18         Conclusion

18         ADDITIONAL INFORMATION ABOUT TOTAL RETURN FUND

18         MISCELLANEOUS
18         Legal Matters
18         Independent Accountants
18         Available Information
19         Notice to Banks, Broker-Dealers and Voting Trustees and the Their Nominees

19         SHAREHOLDER PROPOSALS

19         OTHER BUSINESS

20         ATTACHMENT I: Performance Overview from the Annual Report of Total Return Fund dated
           December 31, 1998

A-1        APPENDIX A: Agreement and Plan of Reorganization and Liquidation between Prudential
           Global Limited Maturity Fund, Inc. and Prudential Global Total Return Fund, Inc.

                       SPECIAL MEETING OF SHAREHOLDERS OF

                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.


                       TO BE HELD ON OCTOBER 7, 1999 AT:



                                PRUDENTIAL PLAZA
                                751 BROAD STREET
                                   9TH FLOOR
                         NEWARK, NEW JERSEY 07102-4077


                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                               VOTING INFORMATION


    This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Prudential Global Limited Maturity Fund, Inc. (Limited Maturity
Fund) to be used at the Special Meeting of Shareholders of Limited Maturity Fund and at any adjournments of the Special Meeting (the Meeting), to be held on Thursday, October 7, 1999 at 9:00 a.m. Eastern time at Prudential Plaza, 751 Broad Street, 9th Floor, Newark, New Jersey 07102, the principal executive office of The Prudential Investment Corporation (PIC). PIC serves as the investment adviser to Prudential Global Total Return Fund, Inc. (Total Return
Fund) and the Limited Maturity Fund (each a Fund, and collectively, the Funds).



    The purpose of the Meeting is described in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the
accompanying proxy card on or about August   , 1999. Supplementary solicitations
may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of Limited Maturity Fund. In addition, Shareholder Communications Corporation, a proxy solicitation firm, may be retained to solicit shareholders on behalf of Limited Maturity Fund. The expenses of the Reorganization and the solicitation of proxies will be borne by Limited Maturity Fund and Total Return Fund in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation materials to the shareholders of Limited Maturity Fund.


    Even if you sign and return the enclosed proxy card, you may revoke your proxy at any time prior to its use by written notification received by the Limited Maturity Fund, by submitting a later-dated proxy card, or by attending the Meeting and voting in person.


    All proxy cards that are properly completed and received by the Secretary of Limited Maturity Fund before the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by proxies will be voted in accordance with the instructions you provide. If no instruction is made on a proxy card, it will be voted FOR Proposal No. 1. Only proxies that are actually voted will be counted toward establishing a quorum, which is the minimum number of shares necessary to transact business at the Meeting.


    If a proxy that is properly signed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares on this matter for which the broker or nominee does not have discretionary power), the shares represented by the proxy will be considered present for purposes of determining the existence of a quorum for the transaction of business, but will have the effect of a vote against Proposal No. 1.

    Limited Maturity Fund also may arrange to have votes recorded by telephone. The expenses associated with telephone voting will be borne by Limited Maturity Fund and Total Return Fund in proportion to their respective assets. If Limited Maturity Fund takes votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve Proposal No. 1 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. An adjournment will require the affirmative vote of a majority of shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to Proposal No. 1, unless directed to vote AGAINST the Proposal, in which case such shares will be voted against the proposed adjournment. A shareholder vote may be taken on the Reorganization described in this Proxy Statement or on any other business properly presented at the Meeting prior to adjournment if sufficient votes have been received.


    On July 30, 1999, there were 7,079,984 Class A shares, 102,900 Class B Shares, 4,369 Class C shares and 6,335 Class Z shares issued and outstanding for Limited Maturity Fund. Shareholders of record at the close of business on July 30, 1999 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share (each fractional share shall be entitled to a proportionate fractional vote) held on that date. The following shareholders held 5% or more of each class of shares of Limited Maturity Fund on July 30, 1999:



    As of July 30, 1999, the Directors and officers of both Limited Maturity Fund and Total Return Fund owned, in the aggregate, less than 1% of each Fund's total outstanding shares. Prudential intends to vote any shares for which it has direct voting authority FOR the Proposal.


VOTE REQUIRED

APPROVAL OF THE REORGANIZATION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF LIMITED MATURITY FUND.

                                    SYNOPSIS


    The following is a summary of information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of Limited Maturity Fund and Total Return Fund, which are incorporated into this Proxy Statement by reference. Shareholders should read the Proxy Statement and the Prospectus of Total Return Fund for more complete information.



    The Reorganization would transfer the assets and liabilities of Limited Maturity Fund to Total Return Fund, a larger mutual fund also managed by Prudential Investments Fund Management LLC (PIFM). If the Reorganization is approved, Limited Maturity Fund will be liquidated and current shareholders of Limited Maturity Fund will become shareholders of Total Return Fund instead.


INVESTMENT OBJECTIVES AND POLICIES


    Limited Maturity Fund and Total Return Fund have substantially similar investment objectives and policies. Both Funds seek total return (Limited Maturity Fund seeks to maximize total return) made up of current income and capital appreciation by investing at least 65% of total assets in income-producing debt securities. These securities are issued by U.S. and foreign governments, supranational organizations, government agencies or any of their political subdivisions or instrumentalities.



    Limited Maturity Fund typically invests at least 30% of its total assets in U.S. dollar denominated securities and at least 50% of total assets in securities denominated in U.S., Canadian, Australian or New Zealand dollars. Limited Maturity Fund can also invest 25% or more of total assets in a particular country or countries. Total Return Fund generally limits investments in securities denominated in any one foreign currency to 40% of the Fund's total assets, except for the euro (up to 65%). Total Return Fund usually invests in issuers from at least three different countries while Limited Maturity Fund usually invests in issuers from at least five different countries. Both Funds can invest in securities of developing countries.



    Total Return Fund maintains a dollar-weighted average maturity of not more than 10 years. As of June 30, 1999, Total Return Fund's average duration was 4.2 years and its average maturity was 6.5 years. Limited Maturity Fund is a "short duration" fund, which means it has a dollar-weighted average maturity of more than 2, but less than 5 years. The Limited Maturity Fund's average duration as of June 30, 1999, was 2.9 years, while its average maturity was 4.0 years. The majority of both Funds' investments are investment grade. However, up to 20% of Limited Maturity Fund's total assets may be invested in lower-rated securities and up to 15% of the Total Return Fund's assets may be invested in such securities.



    Each Fund may borrow money for temporary or emergency purposes and for the clearance of transactions from banks or through reverse repurchase agreements. In addition, Total Return Fund may borrow money for investment purposes.



    The Funds have the same Manager (PIFM), the same investment adviser The Prudential Investment Corporation (PIC), the same sub-adviser (PRICOA Asset Management Ltd.) and the same portfolio managers (Gabriel Irwin and Simon Wells). The address of PIFM is Gateway Center Three, 100 Mulberry Street, 9(th) Floor, Newark, New Jersey 07102-4077.



    One benchmark index for both Limited Maturity Fund and Total Return Fund is the Lipper Global Income Funds average (the Lipper average), an average of global income mutual funds. PIC manages each Fund with the goal of having overall interest rate risk similar to that of the Lipper average.


    Limited Maturity Fund declares daily and distributes dividends, if any, every month. Total Return Fund pays any dividends from net investment income every quarter. Net realized capital gains for both Funds, if any, are also distributed annually.

EXPENSE STRUCTURES


    Limited Maturity Fund and Total Return Fund pay a monthly management fee to PIFM. PIFM, in turn, reimburses the investment adviser, PIC, for its reasonable costs and expenses in providing advisory services to each Fund. PIC has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA), a subsidiary of The Prudential Insurance Company of America, for the provision of investment advisory services to the Fund and compensates PRICOA for its reasonable costs and expenses in providing such services. PRICOA, an indirect wholly-owned subsidiary of Prudential, is located at Cutlers Court, 115 Houndsditch, London EC3A 7BR England. It was incorporated under U.K. law in January 1997 and as of December 31, 1998 had approximately $2.58 billion under management. Total Return Fund and Limited Maturity Fund pay management fees to PIFM at an annual rate of 0.75% and 0.55%, respectively, of their average net assets.



    The management fee paid by both Funds covers PIFM's oversight of the Funds' respective investment portfolios. PIFM also administers each Fund's corporate affairs and furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian or transfer and dividend disbursing agent. Officers of PIFM serve as officers and Directors of the Funds without compensation by the Funds.



    Both Funds expense structures are similar but the rates paid are different. Prudential Investment Management Services LLC (PIMS), the Funds' Distributor, has voluntarily waived a portion of the distribution and service (12b-1) fee to limit fees payable by Class A shares of Limited Maturity Fund to .15 of 1% of average daily net assets and .75 of 1% of average daily net assets for Class B and C shares of Limited Maturity Fund.



    PIMS has contractually agreed to waive a portion of the distribution and service (12b-1) fee to limit fees payable by Class A shares of Total Return Fund to .25 of 1% of average daily net assets and by Class B and C shares of Total Return Fund to .25 of 1% of average daily net assets for the fiscal year ending December 31, 1999.



    Giving effect to the reorganization, the 12b-1 fees for Class A shares for Global Total Return Fund's Class A shares will be charged at .25 of 1%, which is higher than the current fee charged of .15 of 1% after the voluntary waiver for Limited Maturity Fund. The 12b-1 fees for Class B and Class C shares are .75 of 1% for Total Return Fund and Limited Maturity Fund, although the rate is contractually required for Total Return Fund through December 31, 1999 and a result of voluntary waiver for Limited Maturity Fund. Class Z shares have no 12b-1 fees.



    AS OF APRIL 30, 1999, THE NET OPERATING EXPENSES (TAKING INTO ACCOUNT THE 1999 FEE WAIVER) FOR CLASS A SHARES OF LIMITED MATURITY FUND WERE 1.39% AND WERE 1.43% FOR CLASS A SHARES OF TOTAL RETURN FUND FOR THE YEAR ENDED DECEMBER 31, 1998; FOR CLASS B SHARES OF LIMITED MATURITY FUND NET OPERATING EXPENSES WERE 1.99% AND WERE 1.93% FOR CLASS B SHARES OF TOTAL RETURN FUND; FOR CLASS C SHARES OF LIMITED MATURITY FUND NET OPERATING EXPENSES WERE 1.99% AND WERE 1.93% FOR CLASS C SHARES OF TOTAL RETURN FUND; FOR CLASS Z SHARES OF INTERMEDIATE FUND WERE 1.24% AND WERE 1.18% FOR CLASS Z SHARES OF TOTAL RETURN FUND.



    The voluntary waiver by PIMS for the Limited Maturity Fund can be terminated at any time without prior notice which would increase operating expenses payable by shareholders. If the Reorganization is not approved, the Distributor is likely to change its reduction of Limited Maturity Fund's Class A shares from
 .15 of 1% to .05 of 1% or to remove the waiver entirely. In addition, the voluntary waivers for Class B and Class C shares may or may not continue.


    The contractual waivers by PIMS for Total Return Fund are enforceable for one-year periods and may be terminated with respect to any subsequent fiscal year on not less than 30 days' notice prior to the end of a current fiscal year. The contractual waivers for the Total Return Fund extend through December 31, 1999.

    Overall, the proposed Reorganization would provide Limited Maturity Fund shareholders with the following benefits:

    - the opportunity to participate in a larger fund;


    - investment in a fund with an investment objective and policies similar to Limited Maturity Fund's investment objective and policies;



    - annual operating expenses that are estimated to be lower than those of Limited Maturity Fund (aside from any Limited Maturity Fund expense waivers which may or may not continue past this fiscal year).


THE BOARD OF DIRECTORS BELIEVES THAT THE REORGANIZATION WILL BENEFIT LIMITED MATURITY FUND SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE REORGANIZATION.

THE PROPOSED REORGANIZATION


    Shareholders of Limited Maturity Fund will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Total Return Fund of all of the assets of Limited Maturity Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption by Total Return Fund of the liabilities of Limited Maturity Fund. Class A, Class B, Class C and Class Z shares of Total Return Fund will be distributed to Limited Maturity Fund Class A, Class B, Class C and Class Z shareholders, so that each shareholder will receive the number of full and fractional shares of Total Return Fund equal in value to the aggregate net asset value of the shareholders' shares of Limited Maturity Fund on or about Friday, October 15, 1999 (the Closing Date). The exchange of Limited Maturity Fund's assets, subject to its liabilities, for Total Return Fund's shares will occur as of the close of business of the New York Stock Exchange (NYSE) on the Closing Date or such other time and date as the parties may agree. Limited Maturity Fund will then be liquidated as soon as practicable after the Closing Date. Approval of the Reorganization will be determined solely by approval of the shareholders of Limited Maturity Fund. No vote by shareholders of Total Return Fund is required.


    The Funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes to either Limited Maturity Fund, Total Return Fund, or the shareholders of each Fund. The rights and privileges of the former shareholders of Limited Maturity Fund will be effectively unchanged by the Reorganization.

FUND OPERATING EXPENSES

    Each Fund pays a management fee to PIFM for managing its investments and business affairs which is calculated and paid to PIFM every month. Total Return Fund and Limited Maturity Fund pay PIFM a management fee at an annual rate of 0.75% and 0.55%, respectively, of their average net assets.


    In addition to the management fee, each Fund incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. If shareholders approve the Reorganization, the combined fund will retain Total Return Fund's expense structure. ASSUMING CONTINUATION OF TOTAL RETURN FUND'S CURRENT EXPENSE STRUCTURE, FEE WAIVERS AND REDUCED ANNUAL OPERATING EXPENSES FOR A LARGER TOTAL RETURN FUND, IT IS ESTIMATED THAT SHAREHOLDERS OF ALL SHARE CLASSES WOULD ENJOY LOWER NET ANNUAL OPERATING EXPENSES. THIS EXPENSE STRUCTURE IS EXPECTED TO DECREASE THE TOTAL OPERATING EXPENSES INCURRED BY CLASS B AND CLASS C SHAREHOLDERS OF LIMITED MATURITY FUND FROM 1.99% TO 1.90% OF AVERAGE NET ASSETS AND FROM 1.24% TO 1.15% OF AVERAGE NET ASSETS FOR CLASS Z SHAREHOLDERS. CLASS A SHAREHOLDERS OF LIMITED MATURITY FUND ARE CURRENTLY PAYING NET OPERATING EXPENSES OF 1.39% OF AVERAGE NET ASSETS WHICH IS .01 OF 1% LOWER THAN THE ESTIMATED TOTAL OPERATING EXPENSES OF 1.40% OF AVERAGE DAILY NET ASSETS FOR CLASS A SHARES OF TOTAL RETURN FUND. HOWEVER, IF THE PROPOSED REORGANIZATION IS NOT APPROVED, IT IS UNLIKELY THAT LIMITED MATURITY FUND WILL MAINTAIN ITS CURRENT NET FEE STRUCTURE AND THE WAIVER FOR CLASS A SHARES WILL EITHER BE REDUCED FROM .15 OF 1% TO .05 OF 1% OR REMOVED ENTIRELY. For more information about the Funds' current fees, refer to their Prospectuses. See the Pro Forma Capitalization and Ratios below for estimates of expenses if the Reorganization is approved.



    It is important to note that the Board of Directors of Total Return Fund has also approved an Agreement and Plan of Reorganization and Liquidation of Prudential Intermediate Global Income Fund, Inc. (Intermediate Fund) into Total Return Fund. If that separate reorganization is approved by shareholders of Intermediate Fund, the total net fund operating expenses of Total Return Fund are estimated to decrease further to 1.39% of average net assets for Class A shares, 1.89% of average net assets for Class B and Class C shares and 1.14% for Class Z shares.


COMPARATIVE FEE TABLES


    The following table shows the fees and expenses of Class A, Class B, Class C and Class Z shares of Limited Maturity Fund and Total Return Fund, and pro forma fees for the combined fund after giving effect to the Reorganization, including the effect of PIMS' expense waivers previously described and the Fund's increased size.



    Fund operating expenses are paid out of each Fund's assets. Expenses are factored into each Fund's share price or dividends and are not charged directly to shareholder accounts. The following figures are based on historical expenses, adjusted to reflect current fees, of Limited Maturity Fund for the six-month period ended April 30, 1999 (annualized) and Total Return Fund for the fiscal year ended December 31, 1998 and are calculated as a percentage of average net assets of each Fund. The pro forma combined figures are based on December 31, 1998 amounts.

CLASS A SHARES


                                                                  LIMITED MATURITY      TOTAL RETURN        PRO FORMA
                                                                        FUND            FUND CLASS A      COMBINED FUND
                                                                   CLASS A SHARES          SHARES         CLASS A SHARES
                                                                 ------------------   ----------------   ----------------
Management fees................................................             .55%               .75%               .75%
+ Distribution and service (12b-1) fees........................             .30%               .30%               .30%
+ Other expenses...............................................             .69%               .43%               .40%
= Total annual operating expenses..............................            1.54%              1.48%              1.45%
- Fee waiver...................................................            (.15)%             (.05)%             (.05)%
                                                                          -----              -----              -----
= NET ANNUAL OPERATING EXPENSES................................            1.39%              1.43%              1.40%


CLASS B SHARES


                                                                  LIMITED MATURITY         TOTAL            PRO FORMA
                                                                        FUND            RETURN FUND       COMBINED FUND
                                                                   CLASS B SHARES      CLASS B SHARES    CLASS B SHARES
                                                                 ------------------   ----------------   ---------------
Management fees................................................             .55%               .75%              .75%
+ Distribution and service (12b-1) fees........................            1.00%              1.00%             1.00%
+ Other expenses...............................................             .69%               .43%              .40%
= Total annual operating expenses..............................            2.24%              2.18%             2.15%
- Fee waiver...................................................            (.25)%             (.25)%            (.25)%
                                                                          -----              -----             -----
= NET ANNUAL OPERATING EXPENSES................................            1.99%              1.93%             1.90%


CLASS C SHARES


                                                                  LIMITED MATURITY         TOTAL            PRO FORMA
                                                                        FUND            RETURN FUND       COMBINED FUND
                                                                   CLASS C SHARES      CLASS C SHARES     CLASS C SHARES
                                                                 ------------------   ----------------   ----------------
Management fees................................................             .55%               .75%               .75%
+ Distribution and service (12b-1) fees........................            1.00%              1.00%              1.00%
+ Other expenses...............................................             .69%               .43%               .40%
= Total annual operating expenses..............................            2.24%              2.18%              2.15%
- Fee waiver...................................................            (.25)%             (.25)%             (.25)%
                                                                          -----              -----              -----
= NET ANNUAL OPERATING EXPENSES................................            1.99%              1.93%              1.90%


CLASS Z SHARES


                                                                 LIMITED MATURITY        TOTAL           PRO FORMA
                                                                       FUND           RETURN FUND      COMBINED FUND
                                                                  CLASS Z SHARES    CLASS Z SHARES    CLASS Z SHARES
                                                                 -----------------  ---------------  -----------------
Management fees................................................            .55%              .75%              .75%
+ Distribution and service (12b-1) fees........................           None              None              None
+ Other expenses...............................................            .69%              .43%              .40%
= Total annual operating expenses..............................           1.24%             1.18%             1.15%
- Fee waiver...................................................           None              None              None
                                                                         -----             -----             -----
= NET ANNUAL OPERATING EXPENSES................................           1.24%             1.18%             1.15%


EXAMPLES OF THE EFFECT OF FUND EXPENSES

    The following table illustrates the expenses on a hypothetical $10,000 investment in each Fund under the current and pro forma (combined fund) expenses calculated at the rates stated above for the first year, and thereafter using gross expenses with no fee waivers, assuming a 5% annual return, and assuming that you sell your shares at the end of each period.


CLASS A SHARES


                                                                 LIMITED MATURITY        TOTAL          PRO FORMA
                                                                       FUND           RETURN FUND     COMBINED FUND
                                                                  CLASS A SHARES    CLASS A SHARES   CLASS A SHARES
                                                                 -----------------  ---------------  ---------------
1 Year.........................................................      $     437         $     540        $     537
3 Years........................................................      $     758         $     844        $     836
5 Years........................................................      $   1,101         $   1,171        $   1,156
10 Years.......................................................      $   2,067         $   2,094        $   2,062


CLASS B SHARES


                                                                 LIMITED MATURITY        TOTAL          PRO FORMA
                                                                       FUND           RETURN FUND     COMBINED FUND
                                                                  CLASS B SHARES    CLASS B SHARES   CLASS B SHARES
                                                                 -----------------  ---------------  ---------------
1 Year.........................................................      $     702         $     696        $     693
3 Years........................................................      $     976         $     958        $     949
5 Years........................................................      $   1,277         $   1,247        $   1,231
10 Years.......................................................      $   2,333         $   2,233        $   2,201


CLASS C SHARES


                                                                 LIMITED MATURITY        TOTAL          PRO FORMA
                                                                       FUND           RETURN FUND     COMBINED FUND
                                                                  CLASS C SHARES    CLASS C SHARES   CLASS C SHARES
                                                                 -----------------  ---------------  ---------------
1 Year.........................................................      $     400         $     394        $     391
3 Years........................................................      $     770         $     752        $     743
5 Years........................................................      $   1,265         $   1,235        $   1,220
10 Years.......................................................      $   2,630         $   2,569        $   2,538


CLASS Z SHARES


                                                                 LIMITED MATURITY        TOTAL          PRO FORMA
                                                                       FUND           RETURN FUND     COMBINED FUND
                                                                  CLASS Z SHARES    CLASS Z SHARES   CLASS Z SHARES
                                                                 -----------------  ---------------  ---------------
1 Year.........................................................      $     126         $     120        $     117
3 Years........................................................      $     393         $     375        $     365
5 Years........................................................      $     681         $     649        $     633
10 Years.......................................................      $   1,500         $   1,432        $   1,398



    These examples assume that all dividends and other distributions are reinvested. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.



PRO FORMA CAPITALIZATION AND RATIOS



    The following table shows the capitalization of Global Limited Fund as of April 30, 1999 and the Total Return Fund as of December 31, 1998 and the pro forma combined capitalization as if the Reorganization had occurred on December 31, 1998.

                                                                          GLOBAL LIMITED  TOTAL RETURN   PRO FORMA
                                                                               FUND           FUND       COMBINED
                                                                          --------------  ------------  -----------
Net Assets (000s)
Class A.................................................................    $              $  165,267    $ 229,064
Class B.................................................................                        3,625        4,621
Class C.................................................................                          275          309
Class Z.................................................................                        2,435        2,486
Net Assets Value per share
Class A.................................................................          7.81           8.03         8.03
Class B.................................................................          7.86           8.03         8.03
Class C.................................................................          7.86           8.03         8.03
Class Z.................................................................          7.84           8.03         8.03
Shares Outstanding (000s)
Class A.................................................................                       19,801       27,578
Class B.................................................................                          452          606
Class C.................................................................                           34           41
Class Z.................................................................                          303          309



    The following table shows the ratio of expenses to average net assets and the ratio of net investment income to average net assets (based upon weighted average shares outstanding during the relevant period) of Global Limited Fund for the six months ended April 30, 1999 (annualized) and of Total Return Fund for the fiscal year ended December 31, 1998. The ratios also are shown on a pro forma combined basis as of December 31, 1998.



                                                                          GLOBAL LIMITED   TOTAL RETURN    PRO FORMA
                                                                               FUND            FUND        COMBINED
                                                                          ---------------  -------------  -----------
Ratios of expenses to average net assets
Class A.................................................................          1.39%           1.43%         1.40%
Class B.................................................................          1.99%           1.93%         1.90%
Class C.................................................................          1.99%           1.93%         1.90%
Class Z.................................................................          1.24%           1.18%         1.15%
Ratio of net investment income to average net assets
Class A.................................................................          6.28%           6.42%         5.83%
Class B.................................................................          5.68%           5.86%         5.23%
Class C.................................................................          5.68%           5.84%         5.23%
Class Z.................................................................          6.43%           6.65%         5.98%


FORMS OF ORGANIZATION


    Limited Maturity Fund is a non-diversified, open-end management investment company. It was organized as a Maryland corporation on February 21, 1990 and commenced investment operations on November 1, 1990. Limited Maturity Fund is authorized to issue 2 billion shares of common stock, $.001 per share, divided equally into 500 million shares per class.



    Total Return Fund is also a non-diversified, open-end management investment company. It was organized as a Maryland corporation on May 6, 1986 and commenced investment operations as a closed-end fund on July 7, 1986. Effective January 15, 1996, the Fund became an open-end investment company. Total Return Fund is authorized to issue 2 billion shares of common stock, $.01 per share, divided equally into 500 million shares per class.


    Because the Funds are both organized as Maryland corporations under substantially similar Articles of Incorporation, and because each Fund has adopted substantially similar Bylaws, the rights of security holders of each Fund under state law and the governing documents would be expected to remain unchanged after the Reorganization.

PERFORMANCE COMPARISONS OF THE FUNDS


    The following table compares the average annual total returns for Limited Maturity Fund and Total Return Fund for the one, five and ten year and since inception periods ended June 30, 1999. Average annual total returns include the deduction of applicable sales charges, are based on past results and are not an indication of future performance.



                 AVERAGE ANNUAL TOTAL RETURNS (CLASS A SHARES)


                         (PERIODS ENDED JUNE 30, 1999)


                                                            1 YEAR*     5 YEARS*      10 YEARS*      SINCE INCEPTION*
                                                          -----------  -----------  -------------  --------------------
Limited Maturity Fund...................................       (3.93)%       4.41%          N/A      4.39% (11-1-90)
Total Return Fund.......................................       (3.09)%       8.25%         8.48%     9.37%  (7-7-86)


------------------------

* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.


                 AVERAGE ANNUAL TOTAL RETURNS (CLASS B SHARES)


                         (PERIODS ENDED JUNE 30, 1999)


                                                            1 YEAR*     5 YEARS*      10 YEARS*      SINCE INCEPTION*
                                                          -----------  -----------  -------------  --------------------
Limited Maturity Fund...................................       (4.47)%       4.51%          N/A      4.08% (11-1-90)
Total Return Fund.......................................       (4.66)%        N/A           N/A      5.26% (1-15-96)


------------------------

* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.


                 AVERAGE ANNUAL TOTAL RETURNS (CLASS C SHARES)


                         (PERIODS ENDED JUNE 30, 1999)


                                                                               1 YEAR*      SINCE INCEPTION*
                                                                             -----------  ---------------------
Limited Maturity Fund......................................................       (3.45)%    4.58%  (8-1-94)
Total Return Fund..........................................................       (1.66)%    5.46% (1-15-96)


------------------------

* If the Fund's Distributor had not waived a portion of its fees during the periods shown, total returns would have been lower.


                 AVERAGE ANNUAL TOTAL RETURNS (CLASS Z SHARES)


                         (PERIODS ENDED JUNE 30, 1999)


                                                                               1 YEAR        SINCE INCEPTION
                                                                             -----------  ---------------------
Limited Maturity Fund......................................................       (0.74)%    2.94% (1-27-97)
Total Return Fund..........................................................        1.23%     4.85% (3-17-97)

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES


    Limited Maturity Fund and Total Return Fund have substantially similar investment objectives and policies. Limited Maturity Fund seeks to maximize total return made up of current income and capital appreciation. Total Return Funds seeks total return made up of current income and capital appreciation. Each Fund normally invests at least 65% of total assets in income-producing debt securities. These securities are issued by the U.S. and foreign governments, supranational organizations, and government agencies, authorities or instrumentalities and also include short-term bank debt securities or bank deposits. Limited Maturity Fund and Total Return Fund have the same Manager
(PIFM), the same investment adviser (PIC), the same subadviser (PRICOA) and the same portfolio managers (Gabriel Irwin and Simon Wells).


    One benchmark index for both Limited Maturity Fund and Total Return Fund is the Lipper Global Income Funds (the Lipper average), an average of global income mutual funds. PIC manages each Fund with the goal of having overall interest rate risk similar to that of the Lipper average.


    The investment objective of each Fund is a fundamental policy. This means that the objective cannot be changed without the approval of shareholders of the Fund. There can be no assurance that either Limited Maturity Fund or Total Return Fund will achieve its objective. With the exception of fundamental policies, investment policies (other than specified investment restrictions) of the Funds can be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES


    Limited Maturity Fund and Total Return Fund have similar investment objectives, stating total return as the primary goal. Typically, both Funds invest at least 65% of total assets in U.S. and foreign income-producing debt securities. Limited Maturity Fund typically invests at least 30% of its total assets in U.S. dollar denominated securities and at least 50% of total assets in securities denominated in U.S., Canadian, Australian or New Zealand dollars. Limited Maturity Fund can also invest 25% or more of total assets in a particular country or countries. Total Return Fund generally limits investments in securities denominated in any one foreign currency to 40% of the Fund's total assets, except for the euro (up to 65%). Total Return Fund usually invests in issuers from at least three different countries while Limited Maturity Fund usually invests in issuers from at least five different countries. Both Funds can invest in securities of developing countries.



    Total Return Fund maintains a dollar-weighted average maturity of not more than 10 years. As of June 30, 1999, Total Return Fund's average duration was 4.2 years and its average maturity was 6.5 years. Limited Maturity Fund is a "short duration" fund, which means it has a dollar-weighted average maturity more than 2 but less than 5 years. The Fund's average duration as of June 30, 1999, was
2.9 years, while its average maturity was 4.0 years. The majority of the Funds' investments are investment grade. However, up to 20% of the Limited Maturity Fund's total assets may be invested in lower rated securities; up to 15% of Total Return Fund's total assets may be invested in these securities.


    The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many foreign fixed-income securities markets. In selecting portfolio securities, the investment adviser considers country and currency selection, economic conditions and interest rate fundamentals. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price or currency appreciation as well as credit quality, maturity and risk.

                   COMPARISON OF OTHER POLICIES OF THE FUNDS

DIVERSIFICATION

    Limited Maturity Fund and Total Return Fund are both non-diversified funds. This means that each Fund may invest more than 5% of its total assets in the securities of a single issuer.

BORROWING

    Each Fund may borrow money for temporary or emergency purposes and for the clearance of transactions from banks or through reverse repurchase agreements. In addition, Total Return Fund may borrow money for investment purposes. Neither Fund may borrow money in an amount exceeding 20% of its total assets.

LENDING


    The Limited Maturity Fund may lend assets to brokers, dealers and financial institutions of up to 30% of its total assets, but this limitation does not apply to purchases of debt securities or to repurchase agreements. Total Return Fund may not make loans except through repurchase agreements and the purchase of debt obligations and bank deposits.


ILLIQUID SECURITIES

    Each Fund may invest in illiquid securities, including those without a readily available market and repurchase agreements with maturities longer than seven days. Each Fund may hold up to 15% of its net assets in illiquid securities.

TEMPORARY DEFENSIVE INVESTMENTS


    Although PIC and PRICOA normally invest each Fund's assets according to the Fund's investment strategy, there are times when each Fund may temporarily invest up to 100% of its assets in money market instruments in response to adverse market, economic or political conditions.


    For more information about the risks and restrictions associated with these policies, see each Fund's Prospectus, and for a more detailed discussion of the Funds' investments, see their Statements of Additional Information, all of which are incorporated into this Proxy Statement by reference.

                      COMPARISON OF PRINCIPAL RISK FACTORS

    Each Fund is subject to the risks normally associated with funds that invest in debt obligations of foreign companies and governmental entities. As described more fully above, each Fund has substantially similar investment objectives, policies and permissible investments.


    Because each Fund normally invests in similarly-rated debt obligations, the Funds have substantially similar levels of risk. These include credit risks, market risks and interest rate risks. In addition, Total Return Fund has a slightly lower exposure to lower-rated debt securities with the ability to invest 15% of its total assets in such securities. Prior to August 9, 1999, Total Return Fund had the ability to invest up to 10% of its total assets in lower-rated debt securities. Limited Maturity Fund has the ability to invest up to 20% of its total assets in these securities.


    Both Funds may also use investment strategies--such as derivatives--that involve above-average risks. The Funds may use these risk management techniques to try to preserve assets or enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred. The Total Return Fund may borrow for investment purposes, I.E. use "leverage". Leverage risk is the risk associated with investments or trading strategies that relatively small market movements may result in large changes in the value of an investment.

    Like any mutual fund, an investment in either Limited Maturity Fund or Total Return Fund could lose value. For a more complete discussion of the risks associated with either Fund, please refer to the "Risk/ Return Summary" or the section entitled "Investment Risks" of each Fund's Prospectus.


                        OPERATIONS OF TOTAL RETURN FUND
                          FOLLOWING THE REORGANIZATION

    PIFM, PIC and PRICOA do not expect Total Return Fund to revise its investment policies, management or general investment approach as a result of the Reorganization. In addition, Gabriel Irwin and Simon Wells serve as co-portfolio managers of both Limited Maturity Fund and Total Return Fund. The agents that provide Total Return Fund with services, such as its Custodian and Transfer Agent, which also provide these services to Limited Maturity Fund, are not expected to change. The Directors and the officers of the Funds are the same.


    On August 9, 1999, Total Return Fund changed its name to "Prudential Global Total Return Fund, Inc." and changed the percentage of its total assets that may be invested in lower-rated securities (junk bonds) from 10% to 15%.


    All of the current investments of Limited Maturity Fund are permissible investments for Total Return Fund. Nevertheless, PIC may sell securities held by Limited Maturity Fund or Total Return Fund between shareholder approval and the Closing Date of the Reorganization as may be necessary or desirable in the ongoing management of each Fund and the adjustment of each Fund's portfolio in anticipation of the Reorganization. Transaction costs associated with such adjustments will be borne by the Fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Total Return Fund.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

PURCHASING SHARES

    The price to buy one share of each Fund is each Fund's net asset value, or NAV, plus, in the case of Class A and Class C shares, a front-end sales charge. Each Fund offers Class A, Class B, Class C and Class Z shares. Limited Maturity Fund charges a lower front-end sales charge on Class A shares (3% of the Class A shares' offering price) than is charged by Total Return Fund (4% of the Class A shares' offering price).


    The Class A shares you receive in the Reorganization are not subject to a front-end sales charge although additional purchases after the Reorganization will be subject to the Total Return Class A sales charge schedule.



    The contingent deferred sales charge (CDSC) imposed by Class B shares of Limited Maturity Fund is 3% over five years, lower than the 5% CDSC on Total Return Fund's Class B shares over seven years. Each CDSC declines by 1% every year. In addition, Class B shares of Total Return Fund automatically convert to Class A shares (which have a lower 12b-1 fee) approximately seven years after they are purchased. Class B shares of Limited Maturity Fund convert to Class A shares approximately five years after purchased. If you are a Class B shareholder of the Limited Maturity Fund, we will "add" two years to the number of years you have held your class B shares of Limited Maturity Fund so that you are not subject to a longer CDSC period than you would otherwise be. However, if you purchase additional Total Return Fund Class B shares after the Reorganization, those shares will be subject to the higher CDSC and longer conversion period.



    The sales charge imposed on Class C shares of Total Return Fund is identical to that charged by Limited Maturity Fund. Class C shares are sold with a 1% front-end load and a 1% CDSC for shares redeemed within 18 months of purchase.

    The Class B or Class C shares you receive in the Reorganization will be subject to the identical CDSC that is applicable to your Limited Maturity Fund investment (except that as noted above, the holding period for your Class B shares will be aged by two years). In other words, the CDSC will be calculated from the first day of the month after your purchase of shares of Limited Maturity Fund, exclusive of any time during which you may have been invested in a money market fund.



    Both Funds also offer Class Z shares, which are sold without either a front-end load or a CDSC and are available only to a limited group of investors. You will receive the same class of shares in Total Return Fund that you own in Limited Maturity Fund, except that you may exchange your shares for Class Z shares if you qualify for Class Z shares.



    Shares in both Funds are purchased at the next NAV calculated after your investment is received and accepted. Each Fund's NAV is normally calculated each business day at 4:15 p.m., New York time. Refer to each Fund's Prospectus for more information regarding how to buy shares.


REDEEMING SHARES


    The redemption policies for each Fund are identical, except for the different Class B contingent deferred sales charge mentioned above. Your shares will be sold at the next NAV, less any applicable CDSC imposed on Class B and Class C shares, calculated after your order is received and accepted. Refer to each Fund's Prospectus for more information regarding how to sell shares.


MINIMUM INVESTMENT REQUIREMENTS

    For both Funds, the minimum initial investment amount is $1,000 for Class A and Class B shares and $2,500 for Class C shares. The minimum additional investment amount is $100. There is no minimum investment for Class Z shares.

PURCHASES AND REDEMPTIONS OF LIMITED MATURITY FUND

    On May 27, 1999, Limited Maturity Fund stopped accepting orders to purchase or exchange into its shares of any class, except for purchases by certain automatic investment, retirement and employee plans (excluding IRA accounts). Limited Maturity Fund shareholders may continue to acquire shares through dividend reinvestment.

    Shareholders of Limited Maturity Fund may redeem shares of Limited Maturity Fund through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of the combined fund will be the same as the current policies of Total Return Fund.

EXCHANGES OF FUND SHARES

    The exchange privilege currently offered by each Fund is the same and is not expected to change after the Reorganization. Shareholders of the Funds may exchange their shares for shares of the same class of any other Prudential Mutual Fund. If you hold Class B or Class C shares and wish to exchange into a money market fund, you must exchange into Prudential Special Money Market Fund, Inc. During the time you are invested in Prudential Special Money Market Fund, Inc., the period of time during which your contingent deferred sales charge is calculated is frozen. Refer to each Fund's Prospectus for restrictions governing exchanges.

DIVIDENDS AND OTHER DISTRIBUTIONS

    Each Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Limited Maturity Fund declares daily and distributes dividends, if any, every month. Total Return Fund pays any dividends from net investment income every quarter. Net realized capital gains for both Funds, if any, are also distributed annually. On or before the Closing Date, Limited Maturity Fund may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gains.

             FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

    Each Fund will receive an opinion of outside counsel that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the Funds or their shareholders as a result of the Reorganization. Please see the section entitled "The Proposed Transaction--Federal Income Tax Considerations" for more information.

    During the period between shareholder approval and the Closing Date, PRICOA may sell certain securities to make portfolio adjustments to Limited Maturity Fund and Total Return Fund in connection with the Reorganization. Selling these securities may result in realization of capital gains, which, when distributed, would be taxable to the selling fund's shareholders.


    As of October 31, 1998, Limited Maturity Fund had capital loss carryforwards for federal income tax purposes of approximately $52.7 million. Under current federal tax law, Total Return Fund may be limited to using only a portion, if any, of the capital loss carryforwards transferred by Limited Maturity Fund at the time of the Reorganization. It is estimated that Total Return Fund may use a maximum of $11.7 million of the approximately $52.7 million of Limited Maturity Fund's capital loss carryforwards after the reorganization. There is no assurance that Total Return Fund will be able to realize sufficient capital gains to use the capital loss carryforwards before they expire.


                            THE PROPOSED TRANSACTION

REORGANIZATION PLAN

    The Agreement and Plan of Reorganization describes the terms and conditions under which the proposed transaction may be completed. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix A to this Proxy Statement.

    The Agreement contemplates (a) Total Return Fund acquiring as of the Closing Date all of the assets of Limited Maturity Fund in exchange solely for shares of Total Return Fund and the assumption by Total Return Fund of Limited Maturity Fund's liabilities; and (b) the distribution of shares of Total Return Fund to the shareholders of Limited Maturity Fund as provided for in the Agreement.

    The assets of Limited Maturity Fund to be acquired by Total Return Fund include all cash, cash equivalents, securities, receivables (including interest or dividends receivable), claims and other property owned by Limited Maturity Fund, and any deferred or prepaid expenses shown as an asset on the books of Limited Maturity Fund on the Closing Date. Total Return Fund will assume from Limited Maturity Fund all liabilities, debts and obligations of Limited Maturity Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date and whether or not specifically referred to in the Agreement; provided, however, that Limited Maturity Fund will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.


    Total Return Fund will deliver to Limited Maturity Fund the number of full and fractional shares of Total Return Fund having an aggregate net asset value equal to the value of the assets of Limited Maturity Fund less the liabilities of Limited Maturity Fund as of the Closing Date. Limited Maturity Fund will then distribute the Total Return Fund shares PRO RATA to its shareholders, Class A shares for Class A shares, Class B shares for Class B shares, Class C shares for Class C shares and Class Z shares for Class Z shares.

    The value of Limited Maturity Fund's assets to be acquired by Total Return Fund and the amount of its liabilities to be assumed by Total Return Fund will be determined as of the close of business on the Closing Date, using the valuation procedures set forth in Limited Maturity Fund's Prospectus and Statement of Additional Information. The net asset value of a share of Total Return Fund will be determined as of the same time using the valuation procedures set forth in its Prospectus and Statement of Additional Information.

    As of the Closing Date, Limited Maturity Fund will distribute to its shareholders of record the shares of Total Return Fund it receives, so that each Limited Maturity Fund shareholder will receive the number of full and fractional shares of Total Return Fund equal in value to the aggregate net asset value of shares of Limited Maturity Fund held by such shareholder on the Closing Date. Limited Maturity Fund will then be liquidated as soon as practicable. The distribution of shares of Total Return Fund will be accomplished by opening accounts on the books of Total Return Fund in the names of the Limited Maturity Fund shareholders and by transferring to such accounts shares of Total Return Fund. Each Limited Maturity Fund shareholder's account will be credited with the respective PRO RATA number of full and fractional shares of Total Return Fund due that shareholder. If requested, Total Return Fund will issue certificates representing its shares only upon surrender of shares of Limited Maturity Fund.

    Immediately after the Reorganization, each former Limited Maturity Fund shareholder will own shares of Total Return Fund equal to the aggregate net asset value of that shareholder's shares of Limited Maturity Fund immediately prior to the Reorganization. The net asset value per share of Total Return Fund will not be affected by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interests.

    Any transfer taxes payable upon issuance of shares of Total Return Fund in a name other than that of the registered holder of the shares on the books of Limited Maturity Fund as of that time will be payable by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Limited Maturity Fund is and will continue to be its responsibility up to and including the Closing Date and such later date on which Limited Maturity Fund is liquidated.

    The completion of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

REASONS FOR THE REORGANIZATION

    The Board of Directors (the Board) of the Funds have each determined that the Reorganization is in the best interests of the shareholders of both Funds and that the Reorganization will not result in a dilution of the interests of shareholders of either Fund.

    In considering the Reorganization, the Boards each considered a number of factors, including the following:


    - the compatibility of the Funds' investment objectives, policies and restrictions;



    - the relative past and current growth in assets and investment historical performance of the Funds and future prospects for Total Return Fund;



    - the effect of the Reorganization on the expense ratios of the Funds;



    - the estimated costs of the Reorganization;


    - the tax consequences of the Reorganization;

    - the relative size of the Funds and decrease in the number of shareholders of Limited Maturity Fund; and

    - the benefits to the shareholders of the Funds.


    PIFM and PIC recommended the Reorganization to the Board of Directors at the meeting of the Board held on May 26, 1999. In recommending the Reorganization, PIFM and PIC advised the Board that the Funds have similar investment objectives, policies and investment portfolios. PIFM and PIC informed the Board that the Funds differed primarily with respect to the Funds' expense structures.


    The Board considered that, if the Reorganization is approved, shareholders of Limited Maturity Fund would likely incur lower total combined fund operating expenses. It is expected that if the Reorganization is consummated, total operating expenses would change, from 1.39% (after voluntary waivers) to 1.40% of average daily net assets for Class A shares, from 1.99% (after voluntary waivers) to 1.90% of average daily net assets for Class B shares, from 1.99% (after voluntary waivers) to 1.90% of average daily net assets for Class C shares, and 1.24% to 1.15% of average daily net assets for Class Z shares, assuming Total Return Fund's current expense limitations. As stated previously, it is unlikely that the Class A voluntary fee waiver will continue at its current level or at all.


DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Total Return Fund was incorporated in Maryland on May 6, 1986. It is registered with the Commission as an open-end management investment company. Total Return Fund is authorized to issue 2 billion of shares of common stock, $.01 par value per share, divided equally into four classes of shares, designated as Class A, Class B, Class C and Class Z common stock. Each class of common stock represents an interest in the same assets of Total Return Fund and is identical in all respects except that:

    - each class is subject to different sales charges and distribution and/or service (12b-1) fees, except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees;

    - each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class;

    - each class has a different exchange privilege;

    - only Class B shares have a conversion feature whereby Class B shares held for at least 6 years will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase; and

    - Class Z shares are offered exclusively for sale to a limited group of investors.

    Shares of Total Return Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the shareholder. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. The voting and dividend rights, the right of redemption and the privilege of exchange are described in the Total Return Fund's Prospectus.

    Total Return Fund does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Directors unless less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholder meeting for the election of Directors. Under the Investment Company Act of 1940 (the 1940 Act), shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Director by votes cast in person or by proxy at a meeting called for that purpose. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director, or to transact any other business, when requested in writing to do so by the shareholders of record holding at least 10% of the Total Return Fund's outstanding shares.

FEDERAL INCOME TAX CONSIDERATIONS


    The exchange of Limited Maturity Fund's assets for Total Return Fund's shares and the assumption of the liabilities of Limited Maturity Fund by Total Return Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code. With respect to the Reorganization, the Funds will receive an opinion from Gardner, Carton & Douglas, counsel to Total Return Fund, based upon representations made by both Limited Maturity Fund and Total Return Fund, substantially to the effect that, for federal income tax purposes:



    (1) The acquisition by Total Return Fund of the assets of Limited Maturity Fund in exchange solely for voting shares of Total Return Fund and the assumption by Total Return Fund of Limited Maturity Fund's liabilities, if any, followed by the distribution of Total Return Fund's voting shares by Limited Maturity Fund PRO RATA to its shareholders, as a liquidating distribution and the liquidation of Limited Maturity Fund pursuant to the Reorganization and constructively in exchange for their Limited Maturity Fund shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and Limited Maturity Fund and Total Return Fund each will be "a party to a reorganization" within the meaning of section 368(b) of the Code;



    (2) No gain or loss will be recognized by Limited Maturity Fund upon the transfer of all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund shares and the assumption by Total Return Fund of Limited Maturity Fund's liabilities, if any. In addition, no gain or loss will be recognized by Limited Maturity Fund on the distribution of such shares to the Limited Maturity Fund shareholders in liquidation of Limited Maturity Fund;



    (3) No gain or loss will be recognized by Total Return Fund upon the acquisition of Limited Maturity Fund's assets in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption of Limited Maturity Fund's liabilities, if any;



    (4) Limited Maturity Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Total Return Fund solely in exchange for and in cancellation of Limited Maturity Fund shares of common stock, as described above and in the Agreement;



    (5) Total Return Fund's basis in the assets acquired from Limited Maturity Fund will be the same as the basis of such assets in the hands of Limited Maturity Fund immediately before the Reorganization, and the holding period of such assets acquired by Total Return Fund will include the holding period thereof when held by Limited Maturity Fund immediately before the Reorganization;



    (6) Limited Maturity Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Total Return Fund to be received by them pursuant to the Reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of Limited Maturity Fund to be constructively surrendered in exchange therefor; and



    (7) The holding period of Total Return Fund shares to be received by Limited Maturity Fund shareholders will include the period during which Limited Maturity Fund shares to be constructively surrendered in exchange therefor were held; provided such Limited Maturity Fund shares were held as capital assets by those shareholders on the date of the Reorganization.


    Shareholders of Limited Maturity Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

CONCLUSION

    The Agreement and Plan of Reorganization was approved by the Board of Directors of Limited Maturity Fund and Total Return Fund at the Board meeting held on May 26, 1999. The Board of Directors of both Funds determined that the proposed Reorganization is in the best interests of shareholders of each Fund and that the interests of existing shareholders of Limited Maturity Fund and Total Return Fund would not be diluted as a result of the Reorganization. If the Reorganization is not completed, Limited Maturity Fund will continue to engage in business as a registered investment company and the Board of Directors of Limited Maturity Fund will consider other proposals for the Fund, including proposals for the reorganization or liquidation of the Fund.

                 ADDITIONAL INFORMATION ABOUT TOTAL RETURN FUND


    Total Return Fund's Prospectus dated March 1, 1999, as supplemented July 23, 1999 and August 9, 1999, is enclosed with this Proxy Statement and is incorporated into this Proxy Statement by reference. The Prospectus contains additional information about Total Return Fund, including its investment objective and policies, Manager, investment adviser, subadviser, advisory fees and expenses and procedures for purchasing and redeeming shares. The Prospectus also contains Total Return Fund's financial highlights for the fiscal period ended December 31, 1998. The performance overview from Total Return Fund's Annual Report for the period ended December 31, 1998 is attached as Attachment I to this Proxy Statement.


                                 MISCELLANEOUS

LEGAL MATTERS

    Certain legal matters in connection with the issuance of Total Return Fund shares have been passed upon by Piper & Marbury L.L.P., Maryland counsel to Total Return Fund. Certain legal and tax matters in connection with the reorganization have been passed upon by Gardner, Carton & Douglas, counsel to Limited Maturity Fund and Total Return Fund.

INDEPENDENT ACCOUNTANTS

    The audited financial statements of Limited Maturity Fund and Total Return Fund, incorporated by reference into the Statement of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Annual Report to Shareholders for the each Fund's fiscal year ending October 31, 1998 and December 31, 1998, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

    Limited Maturity Fund and Total Return Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

    Please advise Total Return Fund, in care of Prudential Investment Management Services LLC, Gateway Center Three, 100 Mulberry Street, 9(th) Floor, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

                             SHAREHOLDER PROPOSALS


    Any shareholder of Limited Maturity Fund who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Limited Maturity Fund c/o Marguerite E H. Morrison, Secretary, at Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board of Directors of Limited Maturity Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Limited Maturity Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws. If the Reorganization is approved, it is unlikely that Limited Maturity Fund will hold any more shareholders' meetings.


    The Limited Maturity Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless required to do so by the 1940 Act.

                                 OTHER BUSINESS

    Management of Limited Maturity Fund knows of no business to be presented at the Meeting other than the Proposal described in this Proxy Statement. However, if any other matter requiring a shareholder vote should arise, the proxies will vote according to their best judgment in the interest of Limited Maturity Fund.

                                          By order of the Board of Directors,

                                          MARGUERITE E. H. MORRISON

                                          SECRETARY

August   , 1999

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                      ATTACHMENT I -- PERFORMANCE OVERVIEW
                          YEAR ENDED DECEMBER 31, 1998

ATTACHMENT I--
PERFORMANCE OVERVIEW FROM THE
ANNUAL REPORT OF TOTAL RETURN
FUND DATED DECEMBER 31, 1998

The Global Total Return Fund, Inc.
Performance At A Glance.

A financial crisis that simmered in Asia early in 1998 finally spread to Russia and Latin America in the second half of the year. Investors responded by fleeing to the government securities of major developed Western economies and by selling assets that carried greater credit risk. The Global Total Return Fund provided higher returns than the average comparable fund, as measured by Lipper Analytical Services, primarily because we invested heavily in long-term German government bonds, U.S. Treasuries, and other "safe haven" debt securities that rallied sharply.

Cumulative Total Returns1                                      As of 12/31/98
                               One         Five         Ten              Since
                               Year        Years       Years           Inception2
Class A                          8.92%       50.69%       147.21%         244.44%
Class B                          8.13         N/A           N/A            25.91
Class C                          8.13         N/A           N/A            25.92
Class Z                          9.07         N/A           N/A            15.13
Lipper Global
Income Fund Avg.3                6.23        31.79        108.57            ***

Average Annual Total Returns1                                  As of 12/31/98
                               One         Five         Ten              Since
                               Year        Years       Years           Inception2
Class A                          4.56%        7.67%         9.03%          10.05%
Class B                          3.13          N/A           N/A            7.22
Class C                          6.05          N/A           N/A            7.73
Class Z                          9.07          N/A           N/A            8.19

Distributions & Yields                                         As of 12/31/98
                                   Total Distributions            30-Day
                                     Paid for 12 Mos.           SEC Yield
Class A                                   $0.53                     4.75%
Class B                                   $0.48                     4.34
Class C                                   $0.48                     4.31
Class Z                                   $0.54                     5.11

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund, with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 7/7/86; Class B and Class C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 190.10% for Class A; 18.66% for Class B and Class C; and 12.10% for Class Z based on all funds in each share class.

            How Investments Compared.
                (As of 12/31/98)
                    (Graph)
   U.S.       General      General       U.S.
 Growth        Bond       Muni Debt     Taxable
 Funds         Funds        Funds      Money Funds

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio
Managers'Report

Your Fund seeks total return, which is current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term investment-grade debt securities issued around the world. The Fund may also invest up to 10% of total assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's or of comparable quality. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

New Year Brings New Currency.
The new single European currency, the euro, debuted on January 1, 1999. The individual currencies of the 11 member nations will continue to exist at fixed exchange rates until euro bills and coins are introduced into circulation in 2002.

Strategy Session.
Thriving Despite Global Turmoil.
Global economic growth was bound to slow, and commodity prices were set to decline in 1998 as struggling Asian nations imported fewer goods and services from abroad. In this deflationary environment, we expected interest rates to fall and bond prices to rise. Therefore, we positioned the Fund to take advantage of this anticipated rally by extending its duration, which is a measure of sensitivity to interest rate fluctuations. A longer duration enables Fund shares to gain more rapidly when interest rates decline.

The Fund's duration lengthened to 6.1 years as of December 31, 1998 from 5.1 years at the end of 1997. We accomplished this through buying European debt securities such as German bonds, which comprised 20.4% of the Fund's total investments as of December 31, 1998, up from 13.3% a year earlier. Most of these purchases took place in the summer both before and while the spreading global financial crisis spurred increased demand for German government securities.

While we added to certain European bond holdings, we reduced others. U.K. government bonds and currency fell to 4.5% of the Fund's total investments as of December 31, 1998 from 8.6% at the end of 1997. We took profits because we anticipated the decline in sterling that occurred as the economy weakened and the Bank of England cut its benchmark interest rate to stimulate growth. Exposure to both Norwegian bonds and currency was eliminated early on amid concern that declining crude prices would hurt the nation's oil-based economy.

We also began to cut the Fund's emerging market exposure before the deepening global financial turmoil battered the bonds of most developing countries. By the end of the year, our exposure to below-investment-grade emerging market debt fell to 2.0% from 5.9%.

What Went Well.
The Flight to Quality.
In August, the Russian government devalued the ruble and defaulted on some ruble-denominated debt. Latin America also fell prey to the financial contagion. Investors took refuge in U.S. Treasuries and the government securities of major Western European nations and dumped riskier assets. A lack of liquidity was the greatest concern in the bond markets. There was little trading, except in the most popular securities such as Treasuries and German government bonds, which rallied to record levels in early October. This trend benefited the Fund as it was heavily invested in both.

In order to calm financial markets and restore confidence in the U.S. economy, the Federal Reserve cut the Federal funds rate (the rate banks charge each other for overnight loans) by a quarter percentage point on September 29, October 15, and November 17, leaving the key rate at 4.75%. Some other central banks also eased monetary policy, and the flight to quality began to reverse.

Bonds of Greece, Hungary and Poland rallied nicely in 1998 as the three countries are expected to become part of the European Union and adopt the euro currency early in the next century. Our exposure to these government securities rose to 6.2% by the end of 1998 from 1.9% a year earlier.

And Not So Well.
Lack of Japanese Yen Exposure.
The Fund's lack of exposure to the Japanese yen hurt its performance in the fourth quarter.

The Japanese yen gained more than 17% against the U.S. dollar in the final three months of 1998. Hedge fund managers began purchasing yen to repay low-cost yen loans that were used partly to finance investments in higher-yielding U.S. dollar assets. Renewed hope that Japan would heal its ailing banking system and revitalize its economy also helped boost the nation's currency.

Looking Ahead.
The Fund began 1999 with a 27.4% exposure to the euro that will probably decrease by a slight amount in coming months. Because of slowing economic growth in Europe, there is political pressure in the short term to allow the euro to soften versus the U.S. dollar. This would enhance the competitiveness of European exports, which would strengthen the economy there. On a longer-term basis, Euroland (the 11 founding members of the new currency) boasts a large current account surplus that could help support the value of the euro.

Five Largest Issuers.
22.6%          U.S.Treasury Obligations
17.8%          German Government Bonds
6.0%           Danish Government Bonds
5.4%           New South Wales
               Treasury Corporation
4.3%           United Kingdom
               Treasury Strip
Expressed as a percentage of net assets as of 12/31/98.

          Portfolio Breakdown.
      Expressed as a percentage of
    total investments as of 12/31/98.
              (PIE CHART)
-------------------------------------------------------------------------------
                                1

President's Letter                                  February 16, 1999
(PHOTO)
Dear Shareholder:
Many major equity market indexes ended 1998 on the upswing -- posting an unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98
The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor. Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President
-------------------------------------------------------------------------------
                              2

Comparing A $10,000 Investment.

The Global Total Return Fund, Inc. vs. the
J.P. Morgan Government Bond Index Global (GBI).

// The Global Total Return Fund, Inc.
-- J.P. Morgan Gov't Bond Index Global (GBI)

(Class A)
Average Annual
Total Returns - Class A

With Sales Load
10.05% Since Inception
9.03% for 10 Years
7.67% for 5 Years
4.56% for 1 Year

Without Sales Load
10.41% Since Inception
9.48% for 10 Years
8.55% for 5 Years
8.92% for 1 Year

(Class B)
Average Annual
Total Returns - Class B
With Sales Load
7.22% Since Inception
3.13% for 1 Year

Without Sales Load
8.10% Since Inception
8.13% for 1 Year

(Class C)
Average Annual
Total Returns - Class C

With Sales Load
7.73% Since Inception
6.05% for 1 Year

Without Sales Load
8.10% Since Inception
8.13% for 1 Year

(Class Z)
Average Annual
Total Returns - Class Z
8.19% Since Inception
9.07% for 1 Year

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The Global Total Return Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the J.P. Morgan Government Bond Index Global (GBI) (the Index) by portraying the initial account values at the commencement of operations of Class B, C, and Z shares, and for 10 years for Class A shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1988 for Class A shares, 1996 for Class B and Class C shares, and 1997 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1998; (c) Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Index is traded, unhedged, and measured in U.S. dollars. The Index is market weighted and represents the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The Index provides a broad measure of market performance. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

                                   APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION


    Agreement and Plan of Reorganization and Liquidation (Agreement) made as of
the    day of August, 1999, by and between Prudential Global Limited Maturity
Fund, Inc. (Limited Maturity Fund) and Prudential Global Total Return Fund, Inc. (Total Return Fund) (collectively, the Funds and each individually, a Fund). Limited Maturity Fund and Total Return Fund are both corporations organized under the laws of the State of Maryland. Each Fund maintains its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. Shares of both Funds are divided into four classes, designated Class A, Class B, Class C and Class Z.


    This Agreement is intended to be, and is adopted as, a plan of reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). Upon receipt of such representations from each of the Funds as Gardner, Carton & Douglas may require, Gardner, Carton & Douglas will deliver the opinion referenced in paragraph 8.6 herein. The reorganization will comprise the transfer of all of the assets of Limited Maturity Fund, in exchange solely for shares of common stock of Total Return Fund, and Total Return Fund's assumption of Limited Maturity Fund's liabilities, if any, and the constructive distribution, after the Closing Date hereinafter referred to, of such shares of Total Return Fund to the shareholders of Limited Maturity Fund, in liquidation of Limited Maturity Fund as provided herein, all upon the terms and conditions as hereinafter set forth.

    In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

    1. TRANSFER OF ASSETS OF LIMITED MATURITY FUND IN EXCHANGE FOR SHARES OF TOTAL RETURN FUND AND ASSUMPTION OF LIABILITIES, IF ANY, AND LIQUIDATION OF LIMITED MATURITY FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Limited Maturity Fund agrees to sell, assign, transfer and deliver its assets, as set forth in paragraph 1.2, to Total Return Fund, and Total Return Fund, agrees (a) to issue and deliver to Limited Maturity Fund in exchange therefor the number of shares in Total Return Fund determined by dividing the net asset value of Limited Maturity Fund allocable to Class A, Class B, Class C and Class Z shares of common stock (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value allocable to a Class A, Class B, Class C and Class Z share of Total Return Fund (rounded to the third decimal place) (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all of Limited Maturity Fund's liabilities, if any, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3 (Closing).

    1.2 The assets of Limited Maturity Fund to be acquired by Total Return Fund shall include without limitation all cash, cash equivalents, securities, receivables (including interest and dividends receivable) and other property of any kind owned by Limited Maturity Fund and any deferred or prepaid expenses shown as assets on the books of Limited Maturity Fund on the closing date provided in paragraph 3 (Closing Date). Total Return Fund has no plan or intent to sell or otherwise dispose of any assets of Limited Maturity Fund, other than in the ordinary course of business.

    1.3 Except as otherwise provided herein, Total Return Fund will assume from Limited Maturity Fund all debts, liabilities, obligations and duties of Limited Maturity Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Agreement; provided, however, that Limited Maturity Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties prior to the Closing Date.

    1.4 On or immediately prior to the Closing Date, Limited Maturity Fund will declare and pay to its shareholders of record dividends and/or other distributions so that it will have distributed substantially all

(and in any event not less than ninety-eight percent) of its investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gains, if any, for all taxable years through the Closing Date so as to retain its qualification as a regulated investment company pursuant to Section 851 of the Internal Revenue Code.

    1.5 On a date (Liquidation Date), as soon after the Closing Date as is conveniently practicable but in any event within 30 days of the Closing Date, Limited Maturity Fund will distribute PRO RATA to its Class A, Class B, Class C and Class Z shareholders of record, determined as of the close of business on the Closing Date, the Class A, Class B, Class C and Class Z shares of Total Return Fund received by Limited Maturity Fund pursuant to paragraph 1.1 in exchange for their interest in Limited Maturity Fund. Such distribution will be accomplished by opening accounts on the books of Total Return Fund in the names of Limited Maturity Fund shareholders and transferring thereto the shares credited to the account of Limited Maturity Fund on the books of Total Return Fund. Each account opened shall be credited with the respective PRO RATA number of Total Return Fund Class A, Class B, Class C and Class Z shares due Limited Maturity Fund's Class A, Class B, Class C and Class Z shareholders, respectively. Fractional shares of Total Return Fund shall be rounded to the third decimal place. On or about the Closing Date, Total Return Fund will file Articles of Transfer with the State Department of Assessments and Taxation of the State of Maryland. Upon the receipt of an order from the Securities and Exchange Commission (SEC) indicating acceptance of the Form N-8F that Limited Maturity Fund must file pursuant to the Investment Company Act of 1940, as amended (Investment Company Act) to deregister as an investment company, Limited Maturity Fund will file with the State of Maryland Articles of Dissolution, but in any event such liquidation will be completed within twelve months following the Closing Date.

    1.6 Total Return Fund shall not issue certificates representing its shares in connection with such exchange. With respect to any Limited Maturity Fund shareholder holding Limited Maturity Fund stock certificates as of the Closing Date, until Total Return Fund is notified by Limited Maturity Fund's transfer agent that such shareholder has surrendered his or her outstanding Limited Maturity Fund stock certificates or, in the event of lost, stolen or destroyed stock certificates, posted adequate bond or submitted a lost certificate form, as the case may be, Total Return Fund will not permit such shareholder to (1) receive dividends or other distributions on Total Return Fund shares in cash (although such dividends and distributions shall be credited to the account of such shareholder established on Total Return Fund's books pursuant to paragraph 1.5, as provided in the next sentence), (2) exchange Total Return Fund shares credited to such shareholder's account for shares of other Prudential Mutual Funds, or (3) pledge or redeem such shares. In the event that a shareholder is not permitted to receive dividends or other distributions on Total Return Fund shares in cash as provided in the preceding sentence, Total Return Fund shall pay such dividends or other distributions in additional Total Return Fund shares, notwithstanding any election such shareholder shall have made previously with respect to the payment of dividends or other distributions on shares of Limited Maturity Fund. Limited Maturity Fund will, at its expense, request its shareholders to surrender their outstanding Limited Maturity Fund stock certificates, post adequate bond or submit a lost certificate form, as the case may be.

    1.7 Ownership of Total Return Fund shares will be shown on the books of Total Return Fund's transfer agent. Shares of Total Return Fund will be issued in the manner described in Total Return Fund's then-current prospectus and statement of additional information.

    1.8 Any transfer taxes payable upon issuance of shares of Total Return Fund in a name other than the registered holder of the shares on the books of Limited Maturity Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

    1.9 Any reporting responsibility with the SEC or any state securities commission of Limited Maturity Fund is, and shall remain, the responsibility of Limited Maturity Fund up to and including the Liquidation Date.

    1.10 All books and records of Limited Maturity Fund, including all books and records required to be maintained under the Investment Company Act and the rules and regulations thereunder, shall be available to Total Return Fund from and after the Closing Date and shall be turned over to Total Return Fund on or prior to the Liquidation Date.

    2.  VALUATION

    2.1 The value of Limited Maturity Fund's assets and liabilities to be acquired and assumed, respectively, by Total Return Fund shall be the net asset value per share of Limited Maturity Fund computed as of 4:15 p.m., New York time, on the Closing Date (such time and date being hereinafter called the Valuation Time), using the valuation procedures set forth in Limited Maturity Fund's then-current prospectus and statement of additional information.

    2.2 The net asset value of Class A, Class B, Class C and Class Z shares of Total Return Fund shall be the net asset value for Class A, Class B, Class C and Class Z shares computed as of the Valuation Time, using the valuation procedures set forth in Total Return Fund's then-current prospectus and statement of additional information.

    2.3 The number of Total Return Fund shares to be issued (including fractional shares, if any) in exchange for Limited Maturity Fund's net assets shall be calculated as set forth in paragraph 1.1.

    2.4 All computations of net asset value shall be made by or under the direction of Prudential Investments Fund Management LLC (PIFM) in accordance with its regular practice as manager of the Funds.

    3.  CLOSING AND CLOSING DATE


    3.1 The Closing Date shall be October 15, 1999 or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be at the office of Total Return Fund or at such other place as the parties may agree.


    3.2 State Street Bank and Trust Company (State Street), as custodian for Limited Maturity Fund, shall deliver to Total Return Fund at the Closing a certificate of an authorized officer of State Street stating that (a) Limited Maturity Fund's portfolio securities, cash and any other assets have been transferred in proper form to Total Return Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the transfer of portfolio securities.

    3.3 In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange (NYSE) or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Limited Maturity Fund and of the net asset value per share of Total Return Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

    3.4 Limited Maturity Fund shall deliver to Total Return Fund on or prior to the Liquidation Date the names and addresses of its shareholders and the number of outstanding shares owned by each such shareholder, all as of the close of business on the Closing Date, certified by the Transfer Agent of Limited Maturity Fund. Total Return Fund shall issue and deliver to Limited Maturity Fund at the Closing a confirmation or other evidence satisfactory to Limited Maturity Fund that shares of Total Return Fund have been or will be credited to the accounts of shareholders of Limited Maturity Fund on the books of the Total Return Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    4.  REPRESENTATIONS AND WARRANTIES

    4.1  Limited Maturity Fund represents and warrants as follows:

        4.1.1 Limited Maturity Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.1.2 Limited Maturity Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.1.3 Limited Maturity Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of Limited Maturity Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Limited Maturity Fund is a party or by which Limited Maturity Fund is bound;

        4.1.4 All material contracts or other commitments to which Limited Maturity Fund, or the properties or assets of Limited Maturity Fund, is subject, or by which Limited Maturity Fund is bound, except this Agreement, will be terminated on or prior to the Closing Date without Limited Maturity Fund or Total Return Fund incurring any liability or penalty with respect thereto;

        4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Limited Maturity Fund or any of its properties or assets. Limited Maturity Fund knows of no facts that might form the basis for the institution of such proceedings, and Limited Maturity Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.1.6 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Limited Maturity Fund at October 31, 1998 and for the year then ended (copies of which have been furnished to Total Return
    Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of Limited Maturity Fund as of and for the period ended on such date, and there are no material known liabilities of Limited Maturity Fund (contingent or otherwise) not disclosed therein;

        4.1.7 Since October 31, 1998, there has not been any material adverse change in Limited Maturity Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Limited Maturity Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Total Return Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value, net asset value per share or change in the number of shares outstanding shall not constitute a material adverse change;

        4.1.8 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Limited Maturity Fund required by law to have been filed on or before such dates shall have been timely filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Limited Maturity Fund's knowledge, all federal or other taxes required to be shown on any such return or report have been shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        4.1.9 For each past taxable year since it commenced operations, Limited Maturity Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and will meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Limited Maturity Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed; and Limited Maturity Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it;

        4.1.10 All issued and outstanding shares of Limited Maturity Fund are, and at the Closing Date will be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of Limited Maturity Fund will, at the time of the Closing, be held in the name of the persons and in the amounts set forth in the list of shareholders submitted to Total Return Fund in accordance with the provisions of paragraph 3.4. Limited Maturity Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares, except for the Class B shares which have the conversion feature described in Limited Maturity Fund's current prospectus;

        4.1.11 At the Closing Date, Limited Maturity Fund will have good and marketable title to its assets to be transferred to Total Return Fund pursuant to paragraph 1.1, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens, claims, charges or other encumbrances, and, upon delivery and payment for such assets, Total Return Fund will acquire good and marketable title thereto;

        4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Limited Maturity Fund and by all necessary corporate action, other than shareholder approval, on the part of Limited Maturity Fund, and this Agreement constitutes a valid and binding obligation of Limited Maturity Fund, subject to shareholder approval;

        4.1.13 The information furnished and to be furnished by Limited Maturity Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is in compliance and shall comply in all material respects with applicable federal securities and other laws and regulations; and

        4.1.14 On the effective date of the registration statement filed with the SEC by Total Return Fund on Form N-14 relating to the shares of Total Return Fund issuable hereunder, and any supplement or amendment thereto (Registration Statement), at the time of the meeting of the shareholders of Limited Maturity Fund and on the Closing Date, the Proxy Statement of Limited Maturity Fund, the Prospectus of Total Return Fund and the Statements of Additional Information of both Funds and each other document to be included in the Registration Statement (collectively, Proxy Statement)
    (i) will comply in all material respects with the provisions and regulations of the Securities Act of 1933 (1933 Act), Securities Exchange Act of 1934 (1934 Act) and the Investment Company Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in light of the circumstances under which they were made or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by Total Return Fund for use therein.

    4.2  Total Return Fund represents and warrants as follows:

        4.2.1 Total Return Fund is a corporation duly organized and validly existing under the laws of the State of Maryland;

        4.2.2 Total Return Fund is an open-end management investment company duly registered under the Investment Company Act, and such registration is in full force and effect;

        4.2.3 Total Return Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of its Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Total Return Fund is a party or by which Total Return Fund is bound;

        4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against Total Return Fund or any of its properties or assets, except as previously disclosed in writing to Limited Maturity Fund. Total Return Fund knows of no facts that might form the basis for the institution of such proceedings, and Total Return Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        4.2.5 The Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights of Total Return Fund at December 31, 1998 and for the fiscal year then ended (copies of which have been furnished to Limited Maturity Fund) have been audited by PricewaterhouseCoopers LLP, independent accountants, in accordance with generally accepted auditing standards. Such financial statements are prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of Total Return Fund as of and for the period ended on such date, and there are no known material liabilities of Total Return Fund (contingent or otherwise) not disclosed therein;

        4.2.6 Since December 31, 1998, there has not been any material adverse change in Total Return Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by Total Return Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by Limited Maturity Fund. For the purposes of this paragraph, a decline in net asset value, net asset value per share or a decrease in the number of shares outstanding shall not constitute a material adverse change;

        4.2.7 At the date hereof and at the Closing Date, all federal and other tax returns and reports of Total Return Fund required by law to have been filed on or before such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid insofar as due, or provision shall have been made for the payment thereof, and, to the best of Total Return Fund's knowledge, all federal or other taxes required to be shown on any such return or report are shown on such return or report, no such return is currently under audit and no assessment has been asserted with respect to such returns;


        4.2.8 For each past taxable year since it commenced operations, Total Return Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year; and, for each past calendar year since it commenced operations, Total Return Fund has made such distributions as are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed; and Total Return Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Internal Revenue Code did not apply to it;



        4.2.9 All issued and outstanding shares of Total Return Fund are, and at the Closing Date shall be, duly and validly authorized, issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, Total Return Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares nor is there outstanding any security convertible into any of its shares, except for Class B shares which have a conversion feature described in Total Return Fund's current prospectus;

        4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of Total Return Fund and by all necessary corporate action on the part of Total Return Fund, and this Agreement constitutes a valid and binding obligation of Total Return Fund;


        4.2.11 The shares of Total Return Fund to be issued and delivered to Limited Maturity Fund pursuant to this Agreement shall, at the Closing Date, have been duly authorized and, when issued and delivered as provided in this Agreement, shall be duly and validly issued and outstanding shares of Total Return Fund, fully paid and non-assessable and no shareholder of Total Return Fund has any pre-emptive right to subscribe therefor or purchase such shares;


        4.2.12 The information furnished and to be furnished by Total Return Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and is and shall comply in all material respects with applicable federal securities and other laws and regulations; and


        4.2.13 On the effective date of the Registration Statement, at the time of the meeting of the shareholders of Limited Maturity Fund and on the Closing Date, the Proxy Statement and the Registration Statement (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations under such Acts, (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) with respect to the Registration Statement, at the time it becomes effective, it shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.13 shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information furnished by Limited Maturity Fund for use therein.


    5.  COVENANTS OF TOTAL RETURN FUND AND LIMITED MATURITY FUND


    5.1 Limited Maturity Fund and Total Return Fund each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business shall include declaring and paying customary dividends and other distributions and such changes in operations as are contemplated by the normal operations of the Funds, except as may otherwise be required by paragraph 1.4 hereof.


    5.2 Limited Maturity Fund covenants to call a shareholders' meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the Investment Company Act).

    5.3 Limited Maturity Fund covenants that Total Return Fund shares to be received by Limited Maturity Fund in accordance herewith are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 Limited Maturity Fund covenants that it will assist Total Return Fund in obtaining such information as Total Return Fund reasonably requests concerning the beneficial ownership of Limited Maturity Fund's shares.

    5.5 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and will do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.6 Limited Maturity Fund covenants to prepare the Proxy Statement in compliance with the 1934 Act, the Investment Company Act and the rules and regulations under each such Act.

    5.7 Limited Maturity Fund covenants that it will, from time to time, as and when requested by Total Return Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Total Return Fund may deem necessary or desirable in order to vest in and confirm to Total Return Fund title to and possession of all the assets of Limited Maturity Fund to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Agreement.

    5.8 Total Return Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

    5.9 Total Return Fund covenants that it will, from time to time, as and when requested by Limited Maturity Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as Limited Maturity Fund may deem necessary or desirable in order to (i) vest in and confirm to Limited Maturity Fund title to and possession of all the shares of Total Return Fund to be transferred to Limited Maturity Fund pursuant to this Agreement and (ii) assume all of Limited Maturity Fund's liabilities in accordance with this Agreement.

    5.10 Limited Maturity Fund and Total Return Fund each covenants to take such action as is required to continue to meet the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a registered investment company through the Closing Date.

    6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF LIMITED MATURITY FUND

    The obligations of Limited Maturity Fund to consummate the transactions provided for herein shall be subject to the performance by Total Return Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    6.1 All representations and warranties of Total Return Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    6.2 Total Return Fund shall have delivered to Limited Maturity Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Total Return Fund, in form and substance satisfactory to Limited Maturity Fund and dated as of the Closing Date, to the effect that the representations and warranties of Total Return Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Limited Maturity Fund shall reasonably request.

    6.3 Limited Maturity Fund shall have received on the Closing Date a favorable opinion from Piper & Marbury LLP, Maryland counsel to Total Return Fund, dated as of the Closing Date, to the effect that:


        6.3.1 Total Return Fund is duly incorporated and validly existing as a Maryland corporation, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business described in its current prospectus;


        6.3.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Total Return Fund and assuming due authorization, execution and delivery of the Agreement by Limited Maturity Fund, is a valid and binding obligation of Total Return Fund enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity), provided further that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this Agreement;


        6.3.3 The shares of Total Return Fund to be distributed to Limited Maturity Fund shareholders under this Agreement, assuming their due authorization and delivery as contemplated by this Agreement, will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of Total Return Fund has any statutory pre-emptive right under Maryland law to subscribe therefor or purchase such shares;


        6.3.4 The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Total Return Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement dated October 3, 1988 and amended and restated on January 15, 1996 between Total Return Fund and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc., (b) the Custodian Contract dated September 5, 1990 between Total Return Fund and State Street Bank and Trust Company, (c) the Distribution Agreement with respect to Total Return Fund dated May 9, 1996, as amended and restated on June 1, 1998, between Total Return Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement dated January 15, 1996 between Total Return Fund and Prudential Mutual Fund Services LLC as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion in their opinion with respect to this paragraph 6.3.4 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by Total Return Fund of its obligations under the Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        6.3.5 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Total Return Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act and such as may be required under state Blue Sky or securities laws;

        6.3.6 Total Return Fund is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted by the SEC to suspend such registration; and

        6.3.7 To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or is threatened against Total Return Fund that would be required to be disclosed in its Registration Statement on Form N-1A, as amended, and is not so disclosed.

    In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied to the extent they deem proper, upon certificates of officers of Total Return Fund and certificates of public officials. In rendering such opinion, such counsel also may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law and (iii) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the reorganization.

    7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF TOTAL RETURN FUND

    The obligations of Total Return Fund to complete the transactions provided for herein shall be subject to the performance by Limited Maturity Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

    7.1 All representations and warranties of Limited Maturity Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

    7.2 Limited Maturity Fund shall have delivered to Total Return Fund on the Closing Date a statement of its assets and liabilities, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases of such securities by lot, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of Limited Maturity Fund.

    7.3 Limited Maturity Fund shall have delivered to Total Return Fund on the Closing Date a certificate executed in its name by the President or a Vice President of Limited Maturity Fund, in form and substance satisfactory to Total Return Fund and dated as of the Closing Date, to the effect that the representations and warranties of Limited Maturity Fund made in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Total Return Fund shall reasonably request.

    7.4 On or immediately prior to the Closing Date, Limited Maturity Fund shall have declared and paid to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in any event not less than ninety-eight percent) of such Fund's investment company taxable income (computed without regard to any deduction for dividends paid), and realized net capital gain, if any, of Limited Maturity Fund for all completed taxable years from the inception of the Fund through the Closing Date.

    7.5 Total Return Fund shall have received on the Closing Date a favorable opinion from Gardner, Carton & Douglas, counsel to Limited Maturity Fund, dated as of the Closing Date, to the effect that:


        7.5.1 Limited Maturity Fund is duly incorporated and validly existing as a Maryland corporation, with power under its Articles of Incorporation to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as described in its current prospectus;


        7.5.2 This Agreement has been duly authorized for execution and delivery by an authorized officer of Limited Maturity Fund and assuming due authorization, execution and delivery of the Agreement by Total Return Fund, constitutes a valid and binding obligation of Limited Maturity Fund enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforcement is sought in a proceeding at law or in equity), provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding New York law to govern this Agreement;

        7.5.3 The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, (i) conflict with Limited Maturity Fund's Articles of Incorporation or By-Laws or (ii) result in a default or a breach of (a) the Management Agreement, dated October 25, 1990, between Limited Maturity Fund and Prudential Investments Fund Management LLC as successor to Prudential Mutual Fund Management, Inc.,
    (b) the Custodian Contract, dated October 25, 1990, between Limited Maturity Fund and State Street Bank and Trust Company, (c) the Distribution Agreement dated April 11, 1996 as amended and restated as of June 1, 1998, between Limited Maturity Fund and Prudential Investment Management Services LLC, and (d) the Transfer Agency and Service Agreement, dated October 25, 1990, between Limited Maturity Fund and Prudential Mutual Fund Services LLC as successor to Prudential Mutual Fund Services, Inc.; provided, however, that such counsel may state that they express no opinion in their opinion pursuant to this paragraph 7.5.3 with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided further that insofar as performance by Limited Maturity Fund of its obligations under this Agreement is concerned, such counsel may state that they express no opinion as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        7.5.4 To the knowledge of such counsel and without independent inquiry or investigation, no consent, approval, authorization, filing or order of any court or governmental authority is required for the consummation by Limited Maturity Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act (other than such as may be required under Maryland securities laws or Blue Sky laws as to which such counsel may state that they express no opinion);

        7.5.5 To the knowledge of such counsel and without independent inquiry or investigation, no litigation or government proceeding has been instituted or is threatened against Limited Maturity Fund that would be required to be disclosed in its Registration Statement on Form N-1A, as amended, and is not so disclosed; and

        7.5.6 Limited Maturity Fund is registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted by the SEC to suspend such registration.

    In rendering such opinion, such counsel may state that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of Limited Maturity Fund and certificates of public officials. Such opinion may rely on an opinion of Maryland counsel to the extent it addresses Maryland law. As to paragraph 7.5.2, such counsel may state that they have assumed that the agreement is governed by the laws of the State of Illinois. In rendering such opinion, such counsel also may (i) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (ii) limit such opinion to applicable federal and state law and (iii) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to the Agreement and the reorganization.

    8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TOTAL RETURN FUND AND LIMITED MATURITY FUND

    The obligations of each Fund hereunder are subject to the further conditions that on or before the
Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of (a) the Board of Directors of Limited Maturity Fund and the Board of Directors of Total Return Fund, as to the determinations set forth in Rule 17a-8(a) under the Investment Company Act, (b) the Board of Directors of Total Return Fund as to the assumption by Total Return Fund of the liabilities of Limited Maturity Fund and (c) the holders of the outstanding shares of Limited Maturity Fund in accordance with the provisions of Limited Maturity Fund's Articles of Incorporation, and certified copies of the resolutions evidencing such approvals shall have been delivered to Total Return Fund and Limited Maturity Fund, as applicable.

    8.2 Any proposed change to Total Return Fund's operations that may be approved by the Board of Directors of Total Return Fund subsequent to the date of this Agreement but in connection with and as a condition to implementing the transactions contemplated by this Agreement, for which the approval of Total Return Fund's shareholders is required pursuant to the Investment Company Act or otherwise, shall have been approved by the requisite vote of the holders of the outstanding shares of the Total Return Fund in accordance with the Investment Company Act and Maryland law, and certified copies of the resolutions evidencing such approval shall have been delivered to Limited Maturity Fund.

    8.3 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.4 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such authorities) deemed necessary by Total Return Fund or Limited Maturity Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Total Return Fund or Limited Maturity Fund, provided that either party hereto may for itself waive any part of this condition.

    8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

    8.6 Limited Maturity Fund and Total Return Fund shall have received on or before the Closing Date an opinion of Gardner, Carton & Douglas satisfactory to Limited Maturity Fund and to Total Return Fund, substantially to the effect that for federal income tax purposes:

        8.6.1 The acquisition by Total Return Fund of the assets of Limited Maturity Fund in exchange solely for voting shares of Total Return Fund and the assumption by Total Return Fund of Limited Maturity Fund's liabilities, if any, followed by the distribution of Total Return Fund's voting shares by Limited Maturity Fund PRO RATA to its shareholders, as a liquidating distribution and the liquidation of Limited Maturity Fund pursuant to the reorganization and constructively in exchange for their Limited Maturity Fund shares, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and Limited Maturity Fund and Total Return Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;


        8.6.2 Limited Maturity Fund's shareholders will recognize no gain or loss upon the receipt of Class A, Class B, Class C and Class Z shares of Total Return Fund solely in exchange for and in cancellation of Limited Maturity Fund shares of common stock, as described above and in the Agreement;



        8.6.3 No gain or loss will be recognized by Limited Maturity Fund upon the transfer of all of its assets to Total Return Fund in exchange solely for Class A, Class B, Class C and Class Z shares of Total Return Fund and the assumption by Total Return Fund of Limited Maturity Fund's liabilities, if any. In addition, no gain or loss will be recognized by Limited Maturity Fund on the distribution of such shares to the Limited Maturity Fund shareholders in liquidation of Limited Maturity Fund;



        8.6.4 No gain or loss will be recognized by Total Return Fund upon the acquisition of Limited Maturity Fund's assets in exchange solely for Class A, Class B, Class C, and Class Z shares of Total Return Fund and the assumption of Limited Maturity Fund's liabilities, if any;



        8.6.5 Total Return Fund's basis in the assets acquired from Limited Maturity Fund will be the same as the basis of such assets in the hands of Limited Maturity Fund immediately before the reorganization, and the holding period of such assets acquired by Total Return Fund will include the holding period thereof when held by Limited Maturity Fund immediately before the reorganization;

        8.6.6 Limited Maturity Fund shareholders' basis in the Class A, Class B, Class C and Class Z shares of Total Return Fund to be received by them pursuant to the reorganization will be the same as their basis in the Class A, Class B, Class C and Class Z shares of Limited Maturity Fund to be constructively surrendered in exchange therefor; and



        8.6.7 The holding period of Total Return Fund shares to be received by Limited Maturity Fund shareholders will include the period during which Limited Maturity Fund shares to be constructively surrendered in exchange therefor were held; provided such Limited Maturity Fund shares were held as capital assets by those shareholders on the date of the reorganization.


    In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 3.4.

    9.  FINDER'S FEES AND EXPENSES

    9.1 Each Fund represents and warrants to the other that there are no finder's fees payable in connection with the transactions provided for herein.

    9.2 The expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement shall be allocated to Limited Maturity Fund and Total Return Fund PRO RATA in a fair and equitable manner in proportion to their respective assets.

    10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1  This Agreement constitutes the entire agreement between the Funds.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

    11.  TERMINATION

    Either Fund may at its option terminate this Agreement at or prior to the Closing Date because of:

    11.1 A material breach by the other of any representation, warranty or covenant contained herein to be performed at or prior to the Closing Date; or

    11.2 A condition herein expressed to be precedent to the obligations of either party not having been met and it reasonably appearing that it will not or cannot be met; or

    11.3 A mutual written agreement of Limited Maturity Fund and Total Return Fund.

    In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay their allocated expenses pursuant to paragraph 9.2) or any Director or officer of Total Return Fund or Limited Maturity Fund.

    12.  AMENDMENT

    This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meeting called by Limited Maturity Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of shares of Total Return Fund to be distributed to Limited Maturity Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

    13.  NOTICES

    Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, or prepaid certified mail or overnight service addressed to Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102, Attention: Marguerite E.
H. Morrison.

    14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its President or Vice President.


                                Prudential Global Limited Maturity Fund, Inc.

                                By:   ------------------------------------------

                                Its:  ------------------------------------------

                                Prudential Global Total Return Fund, Inc.

                                By:   ------------------------------------------

                                Its:  ------------------------------------------

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


                              GATEWAY CENTER THREE

                              100 MULBERRY STREET

                          NEWARK, NEW JERSEY 0712-4077

                                 (800) 225-1852

                      STATEMENT OF ADDITIONAL INFORMATION

                             dated August   , 1999

                 PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.

                              GATEWAY CENTER THREE

                              100 MULBERRY STREET

                         NEWARK, NEW JERSEY 07102-4077

                                 (800) 225-1852

     By and in Exchange for Class A, Class B, Class C and Class Z Shares of


                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.



    This Statement of Additional Information specifically relates to the proposed transfer of all of the assets and the assumption of all of the liabilities, if any, of Prudential Global Limited Maturity Fund, Inc. (Limited Maturity Fund) by Prudential Global Total Return Fund, Inc. (Total Return Fund). This Statement of Additional Information consists of this cover page and the following described documents, each of which is attached hereto and incorporated herein by reference:


     1. Pro Forma Financial Statements as of December 31, 1998.


     2. Statement of Additional Information of Total Return Fund dated March 1, 1999 and Statement of Additional Information Supplement dated July 23, 1999.


     3. Annual Report of the Total Return Fund for the fiscal year ended December 31, 1998.

     4. Annual Report of Limited Maturity Fund for the fiscal year ended October 31, 1998.


     5. Semi-annual Report of Limited Maturity Fund for the period ended April 30, 1999. The semi-annual report which is unaudited reflects all adjustments, which in the opinion of management are necessary to a fair statement of the results for the six month period ended April 30, 1999.


    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus and Proxy Statement dated August
  , 1999, relating to the above-referred matter. A copy of the Prospectus and Proxy Statement may be obtained from Total Return Fund without charge by writing or calling Total Return Fund at the address or phone number listed above.

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The following are pro forma financial statements which give effect to the proposed transaction whereby all the assets of Prudential Global Limited Maturity Fund, Inc. will be exchanged for shares of Prudential Global Total Return Fund, Inc. and Prudential Global Total Return Fund, Inc. will assume the liabilities, if any, of Prudential Global Limited Maturity Fund, Inc. Immediately thereafter, the shares of Prudential Global Total Return Fund, Inc. will be distributed to the shareholders of Prudential Global Limited Maturity Fund, Inc. in a total liquidation of Prudential Global Limited Maturity Fund, Inc. which will subsequently be dissolved. The following pro forma financial statements include a pro forma Portfolio of Investments at December 31, 1998, a pro forma Statement of Assets and Liabilities at December 31, 1998 and a pro forma Statement of Operations for the year ended December 31, 1998.

                         PRO FORMA FINANCIAL STATEMENTS

                       PRO FORMA PORTFOLIO OF INVESTMENTS


                               DECEMBER 31, 1998


                                  (UNAUDITED)


  PRINCIPAL AMOUNT (000)                                                                         VALUE
---------------------------                                                   -------------------------------------------
 PRUDENTIAL                                                                    PRUDENTIAL
   GLOBAL      PRUDENTIAL                                                        GLOBAL       PRUDENTIAL
  LIMITED     GLOBAL TOTAL                                                       LIMITED     GLOBAL TOTAL
  MATURITY    RETURN FUND,                                                      MATURITY     RETURN FUND,     PRO FORMA
 FUND, INC.       INC.          TOTAL               DESCRIPTION(A)             FUND, INC.        INC.         COMBINED
------------  -------------  ------------  ---------------------------------  -------------  -------------  -------------
                                           LONG-TERM INVESTMENTS--85.8%
                                           AUSTRALIA--7.5%
$      3,750   $     2,750   $      6,500  Federal National Mortgage          $   2,420,076   $ 1,774,722   $   4,194,798
                                             Association, 6.375%, 8/15/07
          --        13,700         13,700  New South Wales Treasury                      --     8,960,622       8,960,622
                                             Corporation, 6.50% 5/1/06
       6,000            --          6,000  Queensland Treasury Corporation,       4,089,326            --       4,089,326
                                             8.00%, 5/14/03
                                                                              -------------  -------------  -------------
                                                                                  6,509,402    10,735,344      17,244,746
                                                                              -------------  -------------  -------------
                                           CANADA--3.7%
       2,000            --          2,000  British Columbia Municipal Fin.        1,428,609            --       1,428,609
                                             Authority, 6.75%, 4/24/07
          --         3,250          3,250  British Columbia Provincial Bond,             --     2,233,543       2,233,543
                                             6.00%, 6/9/08
       2,500         4,500          7,000  Province of Quebec, 6.50%,             1,749,821     3,149,678       4,899,499
                                             10/1/07
                                                                              -------------  -------------  -------------
                                                                                  3,178,430     5,383,221       8,561,651
                                                                              -------------  -------------  -------------
                                           DENMARK--6.2%
                                           Danish Government Bonds,
      23,000        20,000         43,000  7.00%, 12/15/04                        4,163,865     3,620,752       7,784,617
          --        32,750         32,750  8.00%, 3/15/06                                --     6,343,850       6,343,850
                                                                              -------------  -------------  -------------
                                                                                  4,163,865     9,964,602      14,128,467
                                                                              -------------  -------------  -------------
                                           GERMANY--18.5%
                                           German Government Bonds,
       4,250         7,700         11,950  6.00%, 1/5/06                          2,884,437     5,225,921       8,110,358
          --        15,500         15,500  6.25%, 1/4/24                                 --    11,261,516      11,261,516
          --        18,000         18,000  7.375%, 1/3/05                                --    12,910,983      12,910,983
       7,000            --          7,000  Zero Coupon, 7/4/07                    3,002,571            --       3,002,571
         600            --            600  Ministry of Finance (Russia),            211,500            --         211,500
                                             9.25%, 11/27/01
       3,000         5,000          8,000  Republic of Cloumbia, 7.25%,           1,831,479     3,052,465       4,883,944
                                             12/21/00
       3,000            --          3,000  Tokyo Gas, Co. Ltd., 7.00%,            2,095,596            --       2,095,596
                                             7/27/05
                                                                              -------------  -------------  -------------
                                                                                 10,025,583    32,450,885      42,476,468
                                                                              -------------  -------------  -------------
                                           GREECE--2.9%
                                           Hellenic Republic, FRN
          --       430,000        430,000  8.60%, 3/26/08,                               --     1,695,138       1,695,138
      40,000       350,000        390,000  9.20%, 3/21/02,                          146,962     1,285,914       1,432,876
     325,000       680,000      1,005,000  12.70%, 12/31/03                       1,165,207     2,437,973       3,603,180
                                                                              -------------  -------------  -------------
                                                                                  1,312,169     5,419,025       6,731,194
                                                                              -------------  -------------  -------------

                       PRO FORMA PORTFOLIO OF INVESTMENTS


                               DECEMBER 31, 1998


                                  (UNAUDITED)


  PRINCIPAL AMOUNT (000)                                                                         VALUE
---------------------------                                                   -------------------------------------------
 PRUDENTIAL                                                                    PRUDENTIAL
   GLOBAL      PRUDENTIAL                                                        GLOBAL       PRUDENTIAL
  LIMITED     GLOBAL TOTAL                                                       LIMITED     GLOBAL TOTAL
  MATURITY    RETURN FUND,                                                      MATURITY     RETURN FUND,     PRO FORMA
 FUND, INC.       INC.          TOTAL               DESCRIPTION(A)             FUND, INC.        INC.         COMBINED
------------  -------------  ------------  ---------------------------------  -------------  -------------  -------------
                                           HUNGARY--0.7%
$     50,000   $   300,000   $    350,000  Hungarian Government Bonds,        $     233,783   $ 1,402,700   $   1,636,483
                                             16.00%, 4/12/00
                                                                              -------------  -------------  -------------
                                           NETHERLANDS--3.5%
                                           Dutch Government Bonds,
       2,500            --          2,500  6.50%, 4/15/03                         1,480,481            --       1,480,481
          --         6,000          6,000  7.00%, 6/15/05                                --     3,764,500       3,764,500
          --         3,750          3,750  7.50%, 1/15/23                                --     2,767,957       2,767,957
                                                                              -------------  -------------  -------------
                                                                                  1,480,481     6,532,457       8,012,938
                                                                              -------------  -------------  -------------
                                           NEW ZEALAND--4.5%
       2,800         6,700          9,500  Federal National Mortgage              1,528,078     3,656,473       5,184,551
                                             Association, 7.25%, 6/20/02
       1,400         3,300          4,700  International Bank for                   766,992     1,807,909       2,574,901
                                             Reconstruction & Development,
                                             7.25%, 5/27/03
       1,200         3,100          4,300  New Zealand Government Bond,             706,775     1,825,837       2,532,612
                                             8.00%, 4/15/04
                                                                              -------------  -------------  -------------
                                                                                  3,001,845     7,290,219      10,292,064
                                                                              -------------  -------------  -------------
                                           RUSSIA--0.1%
                                           European Bank for
                                             Reconstruction & Development,
       2,200         5,300          7,500  31.00%, 5/5/00                            25,522        61,485          87,007
       3,500         8,600         12,100  Zero Coupon, 5/28/02                       9,745        23,944          33,689
                                                                              -------------  -------------  -------------
                                                                                     35,267        85,429         120,696
                                                                              -------------  -------------  -------------
                                           SPAIN--3.2%
                                           Spanish Government Bonds,
     225,000            --        225,000  8.00%, 5/30/04                         1,924,986            --       1,924,986
          --       650,000        650,000  6.15%, 1/31/13                                --     5,406,026       5,406,026
                                                                              -------------  -------------  -------------
                                                                                  1,924,986     5,406,026       7,331,012
                                                                              -------------  -------------  -------------
                                           SWEDEN--2.5%
      13,000        29,000         42,000  Swedish Government Bonds, 6.00%,       1,777,845     3,965,962       5,743,807
                                             2/9/05
                                                                              -------------  -------------  -------------

                       PRO FORMA PORTFOLIO OF INVESTMENTS


                               DECEMBER 31, 1998


                                  (UNAUDITED)


  PRINCIPAL AMOUNT (000)                                                                         VALUE
---------------------------                                                   -------------------------------------------
 PRUDENTIAL                                                                    PRUDENTIAL
   GLOBAL      PRUDENTIAL                                                        GLOBAL       PRUDENTIAL
  LIMITED     GLOBAL TOTAL                                                       LIMITED     GLOBAL TOTAL
  MATURITY    RETURN FUND,                                                      MATURITY     RETURN FUND,     PRO FORMA
 FUND, INC.       INC.          TOTAL               DESCRIPTION(A)             FUND, INC.        INC.         COMBINED
------------  -------------  ------------  ---------------------------------  -------------  -------------  -------------
                                           UNITED KINGDOM--4.1%
$        447   $        --   $        447  Banco Central del Uruguay,         $     628,139   $        --   $     628,139
                                             8.875%, 2/19/07
         900            --            900  Powergen PLC, 8.875%, 3/26/03          1,652,087            --       1,652,087
          --         9,100          9,100  United Kingdom Treasury Strip,                --     7,176,140       7,176,140
                                             Zero Coupon, 12/7/15
                                                                              -------------  -------------  -------------
                                                                                  2,280,226     7,176,140       9,456,366
                                                                              -------------  -------------  -------------
                                           CENTRAL BANKS--0.7%
         750            --            750  Banco del Estado Chile, 8.39%,           742,035            --         742,035
                                             8/1/01
       1,000            --          1,000  Central Bank of Tunisia, 7.50%,          900,000            --         900,000
                                             9/19/07
                                                                              -------------  -------------  -------------
                                                                                  1,642,035            --       1,642,035
                                                                              -------------  -------------  -------------
                                           SOVEREIGN BONDS--4.8%
         500            --            500  Jamaican Government Bonds,               430,000            --         430,000
                                             9.625%, 7/2/02
       1,000         3,500          4,500  Ministry of Finance (Russia),            285,000       997,500       1,282,500
                                             10.00%, 6/26/07
          --         1,000          1,000  Republic of Columbia, 7.25%,                  --       896,000         896,000
                                             2/23/04
                                           Republic of Croatia, FRN,
       1,466         2,000          3,466  6.5625%, 7/31/06                       1,157,934     1,429,551       2,587,485
          --           960            960  6.5625%, 7/31/10                              --       758,400         758,400
         400           800          1,200  Republic of Lithuania, 7.125%,           374,000       748,000       1,122,000
                                             7/22/02
          --         1,400          1,400  Republic of Peru, 4.00%, 3/7/17               --       878,500         878,500
          --         1,675          1,675  Russian Federation, 11.00%,                   --       414,563         414,563
                                             7/24/18
         500         1,000          1,500  Sultan of Oman, 7.125%, 3/20/02          510,000     1,020,000       1,530,000
       1,015            --          1,015  Trinidad & Tobago Republic,            1,015,000                     1,015,000
                                             9.75%, 11/3/00
                                                                              -------------  -------------  -------------
                                                                                  3,771,934     7,142,514      10,914,448
                                                                              -------------  -------------  -------------
                                           SUPRANATIONAL BONDS--4.1%
         500         4,800          5,300  Corporacion Andina de Formento,          488,750     4,847,664       5,336,414
                                             7.357%, 7/21/00
       1,000         1,200          2,200  General Motors Acceptance Corp.,       1,007,760     1,209,312       2,217,072
                                             5.75%, 11/10/03
          --         1,700          1,700  Household Finance Corporation,                --     1,755,335       1,755,335
                                             6.40%, 6/17/08
                                                                              -------------  -------------  -------------
                                                                                  1,496,510     7,812,311       9,308,821
                                                                              -------------  -------------  -------------

                       PRO FORMA PORTFOLIO OF INVESTMENTS


                               DECEMBER 31, 1998


                                  (UNAUDITED)


  PRINCIPAL AMOUNT (000)                                                                         VALUE
---------------------------                                                   -------------------------------------------
 PRUDENTIAL                                                                    PRUDENTIAL
   GLOBAL      PRUDENTIAL                                                        GLOBAL       PRUDENTIAL
  LIMITED     GLOBAL TOTAL                                                       LIMITED     GLOBAL TOTAL
  MATURITY    RETURN FUND,                                                      MATURITY     RETURN FUND,     PRO FORMA
 FUND, INC.       INC.          TOTAL               DESCRIPTION(A)             FUND, INC.        INC.         COMBINED
------------  -------------  ------------  ---------------------------------  -------------  -------------  -------------
                                           U.S. GOVERNMENT OBLIGATIONS--18.8%
                                           United States Treasury Bonds,
$      4,600   $    13,810   $     18,410  6.25%, 2/15/07                     $   5,045,602   $15,147,775   $  20,193,377
          --         9,250          9,250  6.625%, 2/15/27                               --    10,940,992      10,940,992
                                           United States Treasury Notes,
       4,750         5,000          9,750  6.125%, 9/30/00                        4,866,517     5,122,650       9,989,167
       1,000            --          1,000  7.7875%, 11/15/04                      1,158,590            --       1,158,590
       1,000            --          1,000  Zero Coupon, 5/15/05, P/O                739,970            --         739,970
                                                                              -------------  -------------  -------------
                                                                                 11,810,679    31,211,417      43,022,096
                                                                              -------------  -------------  -------------
                                                                                 18,721,158    46,166,242      64,887,400
                                                                              -------------  -------------  -------------
                                           TOTAL LONG-TERM INVESTMENTS (COST     54,645,040   141,978,252     196,623,292
                                             $56,292,000, $141,404,772 AND
                                             $197,696,772, RESPECTIVELY.)
                                                                              -------------  -------------  -------------
                                           SHORT-TERM INVESTMENTS--10.3%
                                           GREECE--0.3%
     200,000            --        200,000  Hellenic Republic, 11.00%,               695,742            --         695,742
                                             11/26/99
                                                                              -------------  -------------  -------------
                                           HUNGARY--0.9%
                                           Hungarian Government Bonds,
      65,000            --         65,000  16.50%, 4/12/99                          301,087            --         301,087
     130,000       250,000        380,000  16.50%, 7/24/99                          603,583     1,160,737       1,764,320
                                                                              -------------  -------------  -------------
                                                                                    904,670     1,160,737       2,065,407
                                                                              -------------  -------------  -------------
                                           NETHERLANDS--0.5%
       2,000            --          2,000  Republic of Argentina, 7.625%,         1,048,784            --       1,048,784
                                             7/5/99
                                                                              -------------  -------------  -------------
                                           POLAND--1.2%
                                           Polish Treasury Bills,
       1,700         3,800          5,500  Zero Coupon, 2/17/99                     475,568     1,057,221       1,532,789
         600         1,200          1,800  Zero Coupon, 3/3/99                      166,933       333,344         500,277
         900         2,000          2,900  Zero Coupon, 4/28/99                     245,049       543,912         788,961
                                                                              -------------  -------------  -------------
                                                                                    887,550     1,934,477       2,822,027
                                                                              -------------  -------------  -------------

                       PRO FORMA PORTFOLIO OF INVESTMENTS


                               DECEMBER 31, 1998


                                  (UNAUDITED)


  PRINCIPAL AMOUNT (000)                                                                         VALUE
---------------------------                                                   -------------------------------------------
 PRUDENTIAL                                                                    PRUDENTIAL
   GLOBAL      PRUDENTIAL                                                        GLOBAL       PRUDENTIAL
  LIMITED     GLOBAL TOTAL                                                       LIMITED     GLOBAL TOTAL
  MATURITY    RETURN FUND,                                                      MATURITY     RETURN FUND,     PRO FORMA
 FUND, INC.       INC.          TOTAL               DESCRIPTION(A)             FUND, INC.        INC.         COMBINED
------------  -------------  ------------  ---------------------------------  -------------  -------------  -------------
                                           UNITED STATES--7.4%
                                           SOVEREIGN BONDS--3.0%
$      1,000   $        --   $      1,000  Cadbury Schweppes PLC, 6.25%,      $   1,006,500   $        --   $   1,006,500
                                             10/4/99
          --         1,000          1,000  Banco Gandero Colombian Bond                  --     1,006,250       1,006,250
                                             (Columbia), 9.75%, 8/26/99
          --         2,900          2,900  Financiera Energica National                  --     2,900,000       2,900,000
                                             (Columbia), 9.00%, 11/8/99
       1,000         1,000          2,000  Petroleas Mexicano (Mexico), FRN,        987,300       987,300       1,974,600
                                             6.71875%, 3/8/99
                                                                              -------------  -------------  -------------
                                                                                  1,993,800     4,893,550       6,887,350
                                                                              -------------  -------------  -------------
                                           REPURCHASE AGREEMENT--1.7%
         826         3,061          3,887  Joint Repurchase Agreement               826,000     3,061,000       3,887,000
                                             Account, 4.69%, 1/4/99
                                                                              -------------  -------------  -------------
                                           U.S. GOVERNMENT OBLIGATIONS--2.7%
          --         6,000          6,000  United States Treasury Bills,                 --     6,063,720       6,063,720
                                             6.75%, 6/30/99
                                                                              -------------  -------------  -------------
                                                                                  2,819,800    14,018,270      16,838,070
                                                                              -------------  -------------  -------------
                                           TOTAL SHORT-TERM INVESTMENTS           6,356,546    17,113,484      23,470,030
                                             (COST $6,464,652, $17,281,427
                                             AND $23,746,079, RESPECTIVELY.)
                                                                              -------------  -------------  -------------
                                           TOTAL INVESTMENTS--96.1% (COST        61,001,586   159,091,736     220,093,322
                                             $62,756,652, $158,686,199 AND
                                             $221,442,851, RESPECTIVELY.)
                                           OTHER ASSETS IN EXCESS OF              2,794,895     6,175,538       8,970,433
                                             LIABILITIES--3.9%
                                                                              -------------  -------------  -------------
                                           NET ASSETS--100%                   $  63,796,481   $165,267,274  $ 229,063,755
                                                                              -------------  -------------  -------------
                                                                              -------------  -------------  -------------

                 PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                  (UNAUDITED)


                                                       PRUDENTIAL GLOBAL    PRUDENTIAL
                                                       LIMITED MATURITY    GLOBAL TOTAL   PRO FORMA     PRO FORMA
                                                             FUND          RETURN FUND   ADJUSTMENTS     COMBINED
                                                       -----------------   ------------  -----------   ------------
ASSETS
Investments, at value (cost $62,756,652, $158,686,199
  and $221,442,851)..................................    $ 61,001,586      $159,091,736                $220,093,322
Foreign currency, at value (cost $2,065,161,
  $1,767,880 and $3,833,041).........................       2,056,809         1,757,476                   3,814,285
Interest receivable..................................       1,408,117         4,747,224                   6,155,341
Forward currency contracts--amount receivable from
  counterparties                                              112,197           355,541                     467,738
Receivable for investments sold......................              --           253,165                     253,165
Receivable for Fund shares sold......................           3,277            22,770                      26,047
Other assets.........................................           2,070             5,231                       7,301
                                                       -----------------   ------------                ------------
  Total assets.......................................      64,584,056       166,233,143                 230,817,199
                                                       -----------------   ------------                ------------
LIABILITIES
Bank Overdraft.......................................              --            88,425                      88,425
Payable for Fund shares reacquired...................         450,197           404,297                     854,494
Accrued expenses and other liabilities...............         285,658           192,405                     478,063
Management fee payable...............................          30,416           106,493                     136,909
Dividends payable....................................          11,510                --                      11,510
Distribution fee payable.............................           9,032            22,982                      32,014
Withholding tax payable..............................             762                --                         762
Forward currency contracts--amount payable to
  counterparties.....................................              --           151,267                     151,267
                                                       -----------------   ------------                ------------
  Total liabilities..................................         787,575           965,869                   1,753,444
                                                       -----------------   ------------                ------------
NET ASSETS...........................................    $ 63,796,481      $165,267,274                $229,063,755
                                                       -----------------   ------------                ------------
                                                       -----------------   ------------                ------------
Net assets were comprised of:
  Common stock, at par...............................    $      8,171      $    205,901   $ 71,188(a)  $    285,260
  Paid in capital in excess of par...................     118,424,491       164,988,534    (71,188)(a)  283,341,837
                                                       -----------------   ------------                ------------
                                                          118,432,662       165,194,435                 283,627,097
Distributions in excess of net investment income.....        (161,293)               --                    (161,293)
Accumulated net realized loss on investment..........     (52,814,203)         (600,027)                (53,414,230)
Net unrealized depreciation of investments...........      (1,660,685)          672,866                    (987,819)
                                                       -----------------   ------------                ------------
Net assets, December 31, 1998........................    $ 63,796,481      $165,267,274                $229,063,755
                                                       -----------------   ------------                ------------
                                                       -----------------   ------------                ------------
Class A:
  Net asset value and redemption price per share.....    $       7.81      $       8.03                $       8.03
  Maximum sales charge (3% and 4% of offering
    price)...........................................            0.24              0.33                        0.33
                                                       -----------------   ------------                ------------
  Shares outstanding 7,999,829, 19,800,984 and
    27,569,418 respectively.                             $       8.05      $       8.36                $       8.36
                                                       -----------------   ------------                ------------
                                                       -----------------   ------------                ------------
Class B:
  Net asset value, offering price and redemption
    price per share..................................    $       7.86      $       8.03                $       8.03
                                                       -----------------   ------------                ------------
                                                       -----------------   ------------                ------------
  Shares outstanding 157,845, 451,664 and 605,874
    respectively.
Class C:
  Net asset value and redemption price per share.....    $       7.86      $       8.03                $       8.03
  Maximum sales charge (1% of offering price)........            0.08              0.08                        0.08
                                                       -----------------   ------------                ------------
  Maximum offering price.............................    $       7.94      $       8.11                $       8.11
                                                       -----------------   ------------                ------------
                                                       -----------------   ------------                ------------
  Shares outstanding 7,091, 34,209 and 41,160
    respectively.
Class Z:
  Net asset value, offering price and redemption
    price per share..................................    $       7.84      $       8.03                $       8.03
                                                       -----------------   ------------                ------------
                                                       -----------------   ------------                ------------
  Shares outstanding 6,423, 303,197 and 309,545
    respectively.


--------------------------
(a) Adjustment to reflect change in par value per share to the Prudential Global Limited Maturity Fund, Inc.

                       PRO-FORMA STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

                                  (UNAUDITED)


                                 PRUDENTIAL GLOBAL        PRUDENTIAL
                                 LIMITED MATURITY        GLOBAL TOTAL       PRO FORMA        PRO FORMA
                                       FUND              RETURN FUND       ADJUSTMENTS       COMBINED
                                -------------------      ------------      -----------      -----------
NET INVESTMENT INCOME
Income
  Interest and discount
    earned....................      $ 5,808,579          $ 13,687,048       $      --       $19,495,627
                                -------------------      ------------      -----------      -----------
Expenses
  Distribution Fee--Class A...          105,945               257,141                           363,086
  Distribution Fee--Class B...           15,163                22,860                            38,023
  Distribution Fee--Class C...              409                 1,647                             2,056
  Management fee..............          400,136             1,323,490         145,504(a)      1,869,130
  Custodian's fees &
    expenses..................          153,000               225,000        (118,780)(b)       259,220
  Transfer agent's fees &
    expenses..................          142,000               320,000                           462,000
  Reports to shareholders.....           88,000                50,000         (40,000)(b)        98,000
  Registration fees...........           49,000                50,000         (33,000)(b)        66,000
  Audit fee...................           30,000                36,000         (27,000)(b)        39,000
  Directors'/Trustees' fees...           18,000                18,000          (9,000)(b)        27,000
  Legal fees..................           11,000                45,000           4,000(b)         60,000
  Insurance expense...........               --                 4,000              --             4,000
  Miscellaneous...............            6,254                12,608          (4,839)(b)        14,023
                                -------------------      ------------      -----------      -----------
    Total Expenses............        1,018,907             2,365,746          83,115         3,301,538
                                -------------------      ------------      -----------      -----------
Net investment income.........        4,789,672            11,321,302         (83,115)       16,194,089
                                -------------------      ------------      -----------      -----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
  Investment transactions.....       (1,601,836)            2,920,023              --         1,318,187
  Foreign currency
    transactions..............       (2,106,325)           (1,349,135)             --        (3,455,460)
                                -------------------      ------------      -----------      -----------
                                     (3,708,161)            1,570,888              --        (2,137,273)
                                -------------------      ------------      -----------      -----------
Net change in unrealized
  appreciation (depreciation)
  of:
  Investments.................        1,857,624             2,767,090              --         4,624,714
  Foreign currencies..........         (319,331)             (909,628)             --        (1,228,959)
                                -------------------      ------------      -----------      -----------
                                      1,538,293             1,857,462              --         3,395,755
                                -------------------      ------------      -----------      -----------
Net gain (loss) on
  investments.................       (2,169,868)            3,428,350              --         1,258,482
                                -------------------      ------------      -----------      -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...      $ 2,619,804          $ 14,749,652       $  83,115       $17,452,571
                                -------------------      ------------      -----------      -----------
                                -------------------      ------------      -----------      -----------


------------------------


(a) Adjustment to reflect increase of .20 of 1% in management fee expense.



(b) Adjustment to reflect elimination of duplicative expenses.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


                                  (UNAUDITED)



Prudential Global Total Return Fund, Inc. (the Fund) is an open-end, non diversified management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund looks primarily for investment-grade securities denominated in U.S. dollars and in foreign currencies.


NOTE 1. ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.


    SECURITIES VALUATIONS: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Foreign currency forward contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.



    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under tri-party repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.



    FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:


    (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

    (ii) purchase and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market price of the securities held at year-end.

    Similarly, the Fund does not isolate the effect of change in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year.

                                  (UNAUDITED)


NOTE 1. ACCOUNTING POLICIES (CONTINUED)
Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.


    Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and foreign currency forward contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amount actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investment) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.



    FOREIGN CURRENCY FORWARD CONTRACTS: A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.


    SECURITY TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income (other than distribution fee), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

    TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

    Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

    DIVIDENDS AND DISTRIBUTIONS: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.


    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

                                  (UNAUDITED)


NOTE 1. ACCOUNTING POLICIES (CONTINUED)

    REORGANIZATION AND SOLICITATION EXPENSES: Expenses of reorganization and solicitation will be borne by the Fund and Prudential Global Limited Maturity Fund, Inc. in proportion to their respective assets and will include reimbursement of brokerage firms and others for expenses in forwarding proxy solicitation material to shareholders.


NOTE 2. AGREEMENTS

    The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"), through an agreement with PRICOA Asset Management Ltd. ("PRICOA"), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

    The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.


    Prudential Investment Management Service LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and distributes the Fund's Class A, Class B, and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.



    Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999 the expense under the Class A plan is .25 of 1% of the average daily net assets of the Class A shares.



    PIMS (and its predecessor) has advised the Fund that it received approximately $12,200 and $300 in front-end sales charges resulting from sales of class A and Class C shares, respectively, during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.



    PIMS (and its predecessor) has advised the Fund that for the year ended December 31, 1998, it received approximately $27,800 and $800 in contingent deferred sales charge imposed upon certain redemptions by Class B and Class C shareholders, respectively.



    PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.


    The Fund, along with other affiliated registered investment companies (the "Funds") entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowing outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31,

                                  (UNAUDITED)


NOTE 2. AGREEMENTS (CONTINUED)

1998. The funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.



    The expense adjustments do not include the one time estimated cost of the reorganization of $61,000 that is being borne by the Fund and Prudential Global Limited Maturity Fund, Inc. in proportion to their respective assets.

                            Prudential Mutual Funds
------------------------------------------------------------------------------
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED JULY 23, 1999

PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

The section entitled "Purchase, Redemption and Pricing of Fund Shares" is amended as follows:

      The first five paragraphs under "Reduction and Waiver of Initial Sales Charge--Class A Shares" are amended to read in their entirety as follows:

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     The following is added after the end of the first paragraph under "Reduction and Waiver of Initial Sales Charge--Class A Shares--Other Waivers":

         Class A shares may also be purchased at NAV by members of the Board of Directors of The Prudential Insurance Company of America.

         Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

   The section entitled "Reduction and Waiver of Initial Sales Charge--Class A Shares--Letters of Intent" is amended as follows:
MF990C9

      Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent. All references to "Participant Letters of Intent" are hereby deleted.

   The first two paragraphs under "Waiver of Initial Sales Charge--Class C Shares" are amended to read in their entirety as follows (not applicable to Prudential Government Securities Trust):

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
     (800) 353-2847.

   The first two paragraphs under "Class Z Shares" are amended to read in their entirety as follows (not applicable to Prudential Distressed Securities Fund, Inc.):

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund(s) as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund(s) in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

         OTHER TYPES OF INVESTORS. Class Z shares are also available for purchase by the following categories of investors:

      - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option;

      - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund/Company); and

      - Prudential, with an investment of $10 million or more.

   The second and third paragraphs under "Sale of Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares" are amended to read in their entirety as follows (not applicable to Prudential Government Securities Trust):

         The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at
   (800) 353-2847.

   The section entitled "Sale of Shares--Waiver of Contingent Deferred Sales Charge--Class C Shares" is amended to read in its entirety as follows (not applicable to Prudential Government Securities Trust):

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC will also be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at
     (800) 353-2847.

   Listed below are the names of the Prudential mutual funds and the date of each Statement of Additional Information (SAI) to which this supplement relates.

Name of Fund                                 SAI Date
-----------------------------------------    ------------------
Nicholas-Applegate Fund, Inc.                March 15, 1999
Prudential Distressed Securities Fund,
   Inc.                                      February 5, 1999
Prudential Diversified Bond Fund, Inc.       March 2, 1999
Prudential Emerging Growth Fund, Inc.        January 14, 1999
Prudential Equity Fund, Inc.                 March 1, 1999
Prudential Equity Income Fund                January 14, 1999

Name of Fund                                 SAI Date
-----------------------------------------    ------------------
Prudential Global Limited Maturity Fund,
   Inc.                                      January 22, 1999
Prudential Government Income Fund, Inc.      May 18, 1999
Prudential High Yield Fund, Inc.             March 3, 1999
Prudential High Yield Total Return Fund,
   Inc.                                      June 1, 1999
Prudential Intermediate Global Income
   Fund, Inc.                                March 16, 1999
Prudential International Bond Fund, Inc.     March 16, 1999
Prudential Mid-Cap Value Fund                April 28, 1999
Prudential Pacific Growth Fund, Inc.         February 25, 1999
Prudential Real Estate Securities Fund       June 2, 1999
Prudential Sector Funds, Inc.                May 20, 1999
  Prudential Financial Services Fund
  Prudential Health Sciences Fund
  Prudential Technology Fund
  Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.      May 27, 1999
Prudential Structured Maturity Fund, Inc.    March 1, 1999
Prudential Tax-Managed Equity Fund           January 20, 1999
Prudential World Fund, Inc.                  January 20, 1999
  Global Series
  International Stock Series
Prudential 20/20 Focus Fund                  April 26, 1999
The Global Total Return Fund, Inc.           March 1, 1999

            STATEMENT OF ADDITIONAL INFORMATION OF TOTAL RETURN FUND

                              DATED MARCH 1, 1999

                         THE GLOBAL TOTAL RETURN FUND, INC.

                        Statement of Additional Information
                                dated March 1, 1999

     The Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. We look primarily for investment-grade securities denominated in U.S. dollars and in foreign currencies. There can be no assurance that the Fund's investment objective will be achieved.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Fund's Prospectus, dated March 1, 1999, a copy of which may be obtained from the Fund upon request.

                                 TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Fund History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-2
Description of the Fund, Its Investments and Risks . . . . . . . . . . . . B-2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . .B-19
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .B-21
Control Persons and Principal Holders of Securities. . . . . . . . . . . .B-24
Investment Advisory and Other Services . . . . . . . . . . . . . . . . . .B-25
Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . . .B-29
Capital Shares, Other Securities and Organization. . . . . . . . . . . . .B-30
Purchase, Redemption and Pricing of Fund Shares. . . . . . . . . . . . . .B-31
Shareholder Investment Account . . . . . . . . . . . . . . . . . . . . . .B-40
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-44
Taxes, Dividends and Distributions . . . . . . . . . . . . . . . . . . . .B-45
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . .B-48
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .B-50
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . .B-61
Appendix A--Description of Security Ratings. . . . . . . . . . . . . . . . A-1
Appendix I--General Investment Information . . . . . . . . . . . . . . . . I-1
Appendix II--Historical Performance Data . . . . . . . . . . . . . . . . .II-1
Appendix III--Information Relating to Prudential . . . . . . . . . . . . III-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    FUND HISTORY

     The Global Total Return Fund, Inc. was incorporated under the laws of Maryland on May 6, 1986 under the name "The Global Yield Fund, Inc." as a closed-end, non-diversified management investment company. In connection with a change in the Fund's investment objective approved by shareholders in November, 1994, shareholders approved a change in the name of the Fund to The Global Total Return Fund, Inc. The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund.


                 DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (A) CLASSIFICATION. The Fund is a "non-diversified" management investment company and may invest more than 5% of its total assets in the securities of one or more issuers. However, the Fund intends to limit its investments in the securities of any one issuer, except for securities issued or guaranteed as to payment of principal and interest by any one government, supranational issuer, semi-government or government agency, authority or instrumentality, to 5% of its total assets at the time of purchase. Except for securities issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities, the Fund will not invest 25% or more of its total assets at the time of purchase in the securities of a central government or a supranational issuer and not more than 10% of its total assets in securities of a semi-government or government agency, authority or instrumentality. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.

     (B) AND (C) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is to seek total return, made up of current income and capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

FOREIGN SECURITIES

     Foreign securities include securities of any foreign country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include but are not limited to securities traded in the form of American Depositary Receipts and American Depositary Shares. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries and potential difficulties in enforcing contractual obligations and extended settlement periods. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and the foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

     The Fund invests in debt securities denominated in the currencies of developed countries and developing or emerging market countries whose governments are considered stable by the Fund's investment adviser. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. Companies in emerging markets may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community, and the Asian Development Bank. The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book-entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. Government securities, the Fund will not invest more than 10% of its total assets in such securities.


     A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss and could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     The Fund's interest income from foreign government securities issued in local markets may, in some cases, be subject to applicable withholding taxes imposed by governments in such markets. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedge involving a forward currency contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies" below.

     SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, the Fund will treat the euro as a separate currency from that of any participating state.

     The conversion may adversely affect the Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.

     The overall effect of the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect the Fund's investments and its net asset value. In addition, although U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by the Fund as determined under existing tax law.

     The Fund's Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable the Fund and its service providers to process transactions accurately and completely with minimal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by the Fund's other service providers to address the conversion. The Fund has not borne any expenses related to these actions.

FIXED-INCOME SECURITIES

     The Fund may invest in medium grade securities (i.e., rated Baa by Moody's, BBB by S&P's or comparably rated by another NRSRO) and up to 10% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P's or comparably rated by another NRSRO) or, in either case if unrated, deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than B by Moody's or S&P's or comparably rated by another NRSRO or if unrated, deemed to be of equivalent quality by the investment adviser.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated (i.e., high yield or "junk bonds") securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

     Generally, lower-rated securities and unrated securities of comparable quality (i.e., securities rated lower than Baa by Moody's or BBB by S&P's or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (1) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager, the Subadviser and the Board of Directors, in evaluating the creditworthiness of an issuer whether rated or unrated, takes various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix A--"Description of Security Ratings."

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.

     During the year ended December 31, 1998, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                             PERCENTAGE OF
                          RATING           TOTAL INVESTMENTS
                          -------          -----------------
                          AAA/Aaa      =         70.7%
                            AA/Aa      =          3.9%
                              A/A      =         10.0%
                          BBB/Baa      =         10.3%
                            BB/Ba      =          1.1%
                          CCC/Caa      =          1.0%
                          Unrated      =          3.0%

U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

     The Fund may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities.

     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

     At a time when the Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

     MORTGAGE-RELATED SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES

     The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC Certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     The Fund will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

     FHLMC SECURITIES. FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
(CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

     SPECIAL CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES. The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

     The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

     The Fund may invest in corporate and other nongovernment debt obligations of domestic and foreign issuers including convertible securities and (subject to the Fund's maturity limitations) in intermediate-term and long-term bank debt securities in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. Issuers are not limited to the corporate form of organization.

     ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

     The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.

CUSTODIAL RECEIPTS

     Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These U.S. government custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options on securities and foreign currencies, foreign currency forward contracts and futures contracts and options on such contracts (including interest rate futures contracts and currency futures contracts and options thereon). The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

OPTIONS ON SECURITIES

     The Fund may purchase and write (that is, sell) put and call options on securities and currencies that are traded on U.S. and foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on debt securities, aggregates of debt securities, indices of prices thereof, other financial indices (for example, the S&P 500), U.S. Government securities (listed on an exchange and over-the-counter), foreign government securities and foreign currencies.

     The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other securities or currencies which The Prudential Investment Corporation, doing business as Prudential Investments (Prudential Investments), and PRICOA Asset Management Ltd (PRICOA, and collectively with Prudential Investments, the Subadviser or investment adviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC Options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

     There is no limitation on the amount of covered call options the Fund may write. The Fund may write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will segregate with its Custodian Treasury bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA Certificates in the over-the-counter market and, to the extent available, on any exchange.

     Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA Certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to remain covered or substitute cover.

     A GNMA Certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the Certificate with a Certificate which represents cover. When the Fund closes its option position or replaces the Certificate, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or foreign currency forward contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above. The Fund will not purchase put or call options if, as a result thereof, the value of the options would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The risks involved in entering into a foreign currency forward contract are generally the same as for a futures contract having similar terms.

     The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

     Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position "hedge" (including "cross hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the assets segregated declines, additional assets will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases. The Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities.

     The Fund will not enter into forward contracts to purchase or sell currency if, as a result, the net market value of all such contracts exceeds 5% of the Fund's net assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into futures contracts and options on futures contracts to seek to reduce certain risks of its investments and to attempt to enhance return. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indices of prices thereof, other financial indices, U.S. government securities, corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute, in the investment adviser's judgment, an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.

     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation, for BONA FIDE hedging purposes in accordance with regulations of the Commodity Futures Trading Commission (CFTC) (i.e., to reduce certain risks of its investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums on such non-hedging transactions do not exceed 5% of the market value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. For example, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. In addition, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and the investment adviser expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options, futures and currency markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

     The Fund will generally purchase or sell options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase or sell OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND
CURRENCIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Certain of the options, futures contracts and options thereon purchased or sold by the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, the instrument being traded. The value of such positions also could be adversely affected by
(1) other complex foreign political, legal and economic factors, (2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so,this could limit the ability of the Fund fully to protect against these risks. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by a securities exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Fund to close out a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).

     Successful use of futures contracts and options thereon and forward contracts by the Fund depends significantly on the ability of the investment adviser to forecast movements in the direction of the market and interest and foreign currency rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only to seek to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums therefor exceed 5% of the market value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for BONA FIDE hedging purposes within the meaning of CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

     CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     When the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act, to be considered liquid (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. Government interest-only and principal-only mortgage backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. Subject to the segregation requirement, the Fund may purchase such securities without limit.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund does not currently intend to invest in repurchase agreements whose maturities exceed one year. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Directors. The investment adviser will monitor the creditworthiness of such parties under the general supervision of the Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes, or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage of borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

SEGREGATED ASSETS

     The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

(D) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in U.S. Treasury or other U.S. dollar-denominated securities or high quality money market instruments, including commercial paper of domestic and foreign corporations, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. Government and its agencies denominated in either U.S. dollars or foreign currencies. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(E) PORTFOLIO TURNOVER

     The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

          1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          2. Make short sales of securities or maintain a short position.

          3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be pledge of assets or the issuance of a senior security.

          4. Buy or sell commodities, commodity contracts, real estate or interests in real estate. Transactions in foreign currencies, financial futures contracts and forward contracts and any related options thereon are not considered by the Fund to be transactions in commodities or commodity contracts.

          5. Make loans, except through (i) repurchase agreements and (ii) the purchase of debt obligations and bank deposits.

          6. Make investments for the purpose of exercising control or management.

          7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

          8. Except for securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, invest 25% or more of its total assets at the time of purchase in any one industry or in the securities of any central government or supranational issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                                                       MANAGEMENT OF THE FUND

                                          POSITION                                    PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                   DURING PAST FIVE YEARS
------------------------                  ---------                                   ----------------------
 Edward D. Beach (74)                     Director         President and Director of BMC Fund, Inc., a closed-end investment company; formerly Vice Chairman of Broyhill Furniture Industries,
                                                           Inc.; Certified Public Accountant; Secretary and Treasurer of
                                                           Broyhill Family Foundation Inc.; Member of the Board of Trustees of
                                                           Mars Hill College and Director or Trustee of 44 funds within the
                                                           Prudential Mutual Funds.

 Delayne Dedrick Gold (60)                Director         Marketing and Management Consultant and Director or Trustee of 44 funds within the Prudential Mutual Funds.

*Robert F. Gunia (52)                     Vice             Vice President (since September 1997) of The Prudential Insurance Company
                                          President        of America (Prudential); Executive Vice President and Treasurer
                                          and Director     (since December 1996) of Prudential Investments Fund Management LLC
                                                           (PIFM); Senior Vice President (since March 1987) of Prudential
                                                           Securities Incorporated (Prudential Securities); formerly Chief
                                                           Administrative Officer (July 1990-September 1996), Director (January
                                                           1989-September 1996) and Executive Vice President, Treasurer and
                                                           Chief Financial Officer (June 1987-September 1996) of Prudential
                                                           Mutual Fund Management, Inc. (PMF); Vice President and Director
                                                           (since May 1989) of The Asia Pacific Fund, Inc. and Director or
                                                           Trustee of 44 funds within the Prudential Mutual Funds.

 Douglas H. McCorkindale (59)             Director         Vice Chairman (since March 1984) and President (since September 1997) of
                                                           Gannett Co. Inc. (publishing and media); Director of Continental
                                                           Airlines, Inc., Gannett Co. Inc. and Frontier Corporation and
                                                           Director or Trustee of 23 funds within the Prudential Mutual Funds.

*Mendel A. Melzer, CFA (38)               Director         Chief Investment Officer (since October 1998) of Prudential Investments;
 751 Broad Street                                          Chief Investment Officer (October 1996-October 1998) of Prudential
 Newark, NJ 07102                                          Mutual Funds; formerly Chief Financial Officer (November
                                                           1955-September 1996) of Prudential Investments, Senior Vice President
                                                           and Chief Financial Officer (April 1993-November 1995) of Prudential
                                                           Preferred Financial Services, Managing Director (April 1991-April
                                                           1993) of Prudential Investment Advisors and Senior Vice President
                                                           (July 1989-April 1991) of Prudential Capital Corporation; Chairman
                                                           and Director of Prudential Series Fund, Inc. and Director or Trustee
                                                           of 44 other funds within the Prudential Mutual Funds.

 Thomas T. Mooney (57)                    Director         President of the Greater Rochester Metro Chamber of Commerce; former
                                                           Rochester City Manager; Trustee of Center for Governmental Research,
                                                           Inc.; Director of Blue Cross of Rochester, Executive Service Corps of
                                                           Rochester, Monroe County Water Authority, Inc., Monroe County
                                                           Industrial Development Corporation and Northeast Midwest Institute;
                                                           President, Director and Treasurer of First Financial Fund, Inc. and
                                                           The High Yield Plus Fund, Inc. and Director or Trustee of 33 other funds within the Prudential Mutual Funds.

 Stephen P. Munn (55)                     Director         Chairman (since January 1994), Director and President (since 1988) and
                                                           Chief Executive Officer (1988-December 1993) of Carlisle Companies
                                                           Incorporated (manufacturer of industrial products) and Director or
                                                           Trustee of 18 funds within the Prudential Mutual Funds.



                                      B-21


                                          POSITION                                    PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                  WITH FUND                                  DURING PAST FIVE YEARS
------------------------                  ---------                                  ----------------------
*Richard A. Redeker (55)                  Director         Formerly President, Chief Executive Officer and Director (October
                                                           1993-September 1996) of Prudential Mutual Fund Management, Inc.
                                                           (PMF); Executive Vice President, Director and Member of the Operating
                                                           Committee (October 1993-September 1996) of Prudential Securities;
                                                           Director (October 1993-September 1996) of Prudential Securities
                                                           Group, Inc.; Executive Vice President (July 1994-September 1996) of
                                                           The Prudential Investment Corporation; Director (January
                                                           1994-September 1996) of Prudential Mutual Fund Distributors, Inc. and
                                                           Prudential Mutual Fund Services, Inc.; Senior Executive Vice
                                                           President and Director (September 1978-September 1993) of Kemper
                                                           Financial Services, Inc. and Director or Trustee of 30 funds within the Prudential Mutual Funds.

 Robin B. Smith (59)                      Director         Chairman and Chief Executive Officer (since August 1996), formerly
                                                           President and Chief Executive Officer (January 1989-August 1996) and
                                                           President and Chief Operating Officer (September 1981-December 1988)
                                                           of Publishers Clearing House; Director of BellSouth Corporation,
                                                           Texaco Inc., Spring Industries Inc. and Kmart Corporation and
                                                           Director or Trustee of 32 funds within the Prudential Mutual Funds.

 Brian M. Storms (44)                     President and    President (since October 1998) of Prudential Investments; formerly
                                          Director         President (September 1996-October 1998) of Prudential Mutual Funds,
                                                           Annuities and Investment Management Services; Managing Director (July
                                                           1991-September 1996) of Fidelity Investment Institutional Services
                                                           Company, Inc.; President, (October 1989-September 1991) of J.K.
                                                           Schofield; Senior Vice President (September 1982-October 1989) of
                                                           INVEST Financial Corporation and President and Director or Trustee of
                                                           47 funds within the Prudential Mutual Funds.

 Louis A. Weil, III (57)                  Director         Chairman (since January 1999), President and Chief Executive Officer
                                                           (since January 1996) and Director (since September 1991) of Central
                                                           Newspapers, Inc.; Chairman of the Board (since January 1996),
                                                           Publisher and Chief Executive Officer (August 1991-December 1995) of
                                                           Phoenix Newspapers, Inc.; formerly Publisher (May 1989-March 1991) of
                                                           Time Magazine, President, Publisher and Chief Executive Officer
                                                           (February 1986-August 1989) of The Detroit News and member of the
                                                           Advisory Board, Chase Manhattan Bank-Westchester and Director or
                                                           Trustee of 30 funds within the Prudential Mutual Funds.

 Clay T. Whitehead (60)                   Director         President (since May 1983) of National Exchange Inc. (new business development firm) and Director or Trustee of 18 funds within the
                                                           Prudential Mutual Funds.

 Grace C. Torres (39)                     Treasurer        First Vice President (since December 1996) of PIFM; First Vice President
                                          and Principal    (since March 1993) of Prudential Securities; formerly First Vice
                                          Financial and    President (March 1994-September 1996) of PMF and Vice President (July
                                          Accounting       1989-March 1994) of Bankers Trust Corporation.
                                          Officer

 Marguerite E. H. Morrison (42)           Secretary        Vice President and Associate General Counsel (since December 1996) of
                                                           PIFM, Vice President and Associate General Counsel (since September
                                                           1987) of Prudential Securities; formerly Vice President and Associate
                                                           General Counsel (June 1991-September 1996) of PMF.

 Stephen M. Ungerman (45)                 Assistant        Tax Director (since March 1996) of Prudential Investments; formerly First
                                          Treasurer        Vice President (February 1993-September 1996) of PMF.


----------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential Securities. The
     Prudential Insurance Company of America or the Manager.

**   Unless otherwise stated, the address of the Directors and officers is c/o
Prudential Investments Fund Management LLC, Gateway
     Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.

     The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $2000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Directors will be asked to serve.

     Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                                                                TOTAL 1998
                                                               COMPENSATION
                                                                FROM FUND
                                            AGGREGATE            AND FUND
                                          COMPENSATION         COMPLEX PAID
      NAME OF DIRECTOR                      FROM FUND          TO DIRECTORS
      ----------------                      ---------         --------------
Edward D. Beach ..........................   $2,250           $135,000(44/71)**
Delayne Dedrick Gold .....................   $2,250           $135,000(44/71)**
Robert F. Gunia+ .........................      --                      None
Douglas H. McCorkindale* .................   $2,250           $ 70,000(23/40)**
Mendel A. Melzer+ ........................      --                      None
Thomas T. Mooney* ........................   $2,250           $115,000(35/70)**
Stephen P. Munn ..........................   $2,250           $ 45,000(18/24)**
Richard A. Redeker+ ......................      --                      None
Robin B. Smith* ..........................   $2,250           $ 99,000(32/41)**
Brian M. Storms+ .........................      --                      None
Louis A. Weil III ........................   $2,250           $ 90,000(30/54)**
Clay T. Whitehead ........................   $2,250           $ 45,000(18/24)**

----------
+ Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex. Mr. Redeker is no longer an interested director.

* Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors. As of February 5, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of February 5, 1999, Prudential Securities was record holder of 4,349,865 Class A shares (22.26%), 318,671 Class B shares (69.66%), 21,374 Class
C shares (59.8%) and 274 Class Z shares (31%) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of February 5, 1999 the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:


                                                                                                                NUMBER OF SHARES
NAME                                     ADDRESS                                          CLASS OF SHARES       (% OF CLASS)
----                                     -------                                          ---------------       --------------
Smith Barney Inc.                        333 West 34th St                                  Class A              1,285,985(6.5%)
                                         New York, NY 10001-2483

Mr. Marcelo Klysch &                     Rua Inconfidentes, 900 Savassi                    Class C              3,690(10.3%)
Mrs. Fania Klysch JTTEN                  Belo Horizonte, Brazil MG 30140

Donaldson, Lufkin &                      P.O. Box 2052,                                    Class C              2,730(7.6%)
Jenrette Securities Corporation          Jersey City, NJ 07303-2052

Richard Headley                          2045 N. Green Bay Rd.                             Class C              2,175(6.1%)
                                         Racine, WI 53405-1503

Prudential Bank and Trust Co.,           53 W. Shore Dr.,                                  Class C              2,482(6.9%)
C/F The IRA of Leona N. Murphy           Arcadia, OK 73007-7107

Mrs. Mildred Weintraub TTEE,             274 Running Springs Dr.                           Class C              4,241(11.8%)
Mildred Weintraub Trust,                 Palm Desert, CA 92211-3200
UA DTD 07/30/89

Brookie Rosenkrantz,                     3725 S. Ocean Dr.                                 Class C              3,105(8.6%)
Irwin Pechman &                          Apt. 1206
William Elstein CO-TTEES                 Hollywood, Fl 33019
Brookie Rosenkrantz
Rev. Liv. Tr. Va DTD 09/17/87

                     INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments Fund Management LLC (the Manager or PIFM), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1999, the Manager managed and/or administered open-end and closed-end management investment companies with assets of approximately $71.5 billion. According to the Investment Company Institute, as of December 31, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

     The Manager is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly-owned subsidiary of the Manager, serves as the transfer agent for the Prudential Mutual Funds and in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), the Manager, subject to the supervision of the Fund's Board and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. The Manager also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian) and the Fund's Transfer Agent. The management services of the Manager for the Fund are not exclusive under the terms of the Management Agreement and the Manager is free to, and does, render management services to others.

     For its services, the Manager receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion and .65 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to the Manager will be reduced by the amount of such excess. No jurisdiction currently limits the Fund's expenses.

     In connection with its management of the business affairs of the Fund, the Manager bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser;

     (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (the Subadviser, PI or the investment adviser), pursuant to the subadvisory agreement between the Manager and the Subadviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

     For the fiscal years ended December 31, 1998, 1997 and 1996, the Manager received management fees of $1,323,490, $1,549,812 and $2,317,938, respectively, from the Fund.

     The Manager has entered into a Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The PI Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Subadviser has entered into an agreement with PRICOA Asset Management Ltd. (PRICOA or the investment adviser) under which PRICOA provides investment advisory services to the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services and PRICOA is reimbursed for its reasonable costs and expenses incurred in furnishing advisory services.

     The PI Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The PI Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The PI Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The PRICOA Subadvisory Agreement provides that PRICOA can terminate it on 60 days' written notice and that the Subadviser can terminate it any time and the termination would take effect immediately. The PRICOA Subadvisory Agreement also provides that it will terminate automatically in the event of its assignment (as defined in the Investment Company Act).

(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998 Prudential Securities Incorporated (Prudential Securities) was the Fund's Distributor. The Distributor and Prudential Securities are subsidiaries of Prudential.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of which are reimbursed or paid for by the Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A. PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of

1%. The Distributor has contractually limited its distribution related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1999. Prior to January 1, 1999, the Distributor limited its distribution related fees under the Class A Plan to .15 of 1%.

     For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received payments of approximately $257,141, under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities also received approximately $12,200 in initial sales charges.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provides that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has contractually limited its distribution related fees payable under both the Class B and Class C Plan to .75 of 1% of the average daily net assets of the shares of each class for the fiscal year ending December 31, 1999. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $22,860, from the Fund under the Class B Plan and spent $71,953 in distributing the Fund's Class B shares. It is estimated that of the latter total amount, 7.0% ($5,061), was spent on printing and mailing of prospectuses to other than current shareholders; 22.7% ($16,331) was spent on compensation to broker-dealers for commissions to their representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 70.3% ($50,561) in the aggregate for (1) payments of commissions and account servicing fees to financial advisers 23.5% ($16,865) and
(2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses 46.8% ($33,696). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received approximately $27,800 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $1,647, under the Class C Plan and spent $2,134 in distributing Class C shares. It is estimated that of the latter total amount, 8.9% ($189) was spent on printing and mailing of prospectuses to other than current shareholders; 9.7% ($207) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution related expenses incurred for distribution of Fund shares and 81.4% ($1,738) in the aggregate of
(1) payments of commissions and account servicing fees to financial advisers 51.2% ($1,092) and (2) an allocation of overhead and other branch office distribution-related expenses 30.2% ($646).

     The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $800 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 1998, the Distributor received approximately $300 in initial sales charges attributable to Class C shares.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Directors, including a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

     PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A, Class B and Class C shares as described above. These voluntary waivers may be terminated at any time without notice. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(C) OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     The Transfer Agent, Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, the Transfer Agent receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.

     1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances.

     The factors that the Manager may consider in selecting a particular broker, dealer of futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transactions costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities or any affiliate to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities or any affiliate must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities or any affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities or any affiliate are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliates by applicable law.

     The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, 1998, 1997 and 1996.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund did not hold any securities of its regular brokers or dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2 billion shares of common stock, $.01 per share divided equally into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto. The Directors do not intend to authorize additional series at the present time.

     The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.


                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, an investor must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: the investor's name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by the investor to his/her bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: The Global Total Return Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and the investor's name and identifying the class in which the investor is eligible to invest (Class A, Class B, Class C or Class Z shares).

     If an investor arranges for receipt by the Custodian of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, the investor may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, an investor should wire the Custodian directly and should be sure that the wire specifies The Global Total Return Fund, Inc. Class A, Class B, Class C or Class Z shares and the investor's name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations,(2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares of the Fund are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share .......................................................   $8.03
Maximum sales charge (4% of offering price) ..................................................................     .33
Maximum offering price to public .............................................................................   $8.36
                                                                                                                 -----
                                                                                                                 -----

CLASS B
Net asset value, offering price and redemption price to public per Class B share* ............................   $8.03
                                                                                                                 -----
                                                                                                                 -----

CLASS C
Net asset value and redemption price per Class C share* ......................................................   $8.03
Sales charge (1% of offering price) ..........................................................................     .08
                                                                                                                 -----
Offering price to public .....................................................................................   $8.11
                                                                                                                 -----
                                                                                                                 -----


CLASS Z
Net asset value, redemption price and offering price to public per Class Z share .............................   $8.03
                                                                                                                 -----
                                                                                                                 -----

----------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B and Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

     BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b)(7) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax-qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in a PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in a PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, The Guaranteed Insulated Separate Account, a separate account operated by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

     PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

     PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

     -    officers of the Prudential Mutual Funds (including the Fund),

     - employees of the Distributor, Prudential Securities, the Manager and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

     - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

     - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

     - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

     - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into a agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     -    an individual,

     -    the individual's spouse, their children and their parents,

     -    the individual's and spouse's Individual Retirement Account (IRA),

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse and

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

     A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of he deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, a broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge", below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

     BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

     PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchases Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through you broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

     Class Z shares of the Fund currently are available for purchase by the following categories of investors:

     - pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

     - participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available investment option,

     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

     - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996
          (1) were Class Z shareholders of the Prudential Mutual Funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

     - current and former Directors/Trustees of he Prudential Mutual Funds (including the Fund),

     - employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and

     -    Prudential with an investment of $10 million or more.

     After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

     Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray Plan (benefit plan recordkeeping services) sponsored by Prudential Mutual Fund Services LLC. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

SALE OF SHARES

     An investor can redeem shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or the investor's broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If an investor is redeeming shares through a broker, the broker must receive the sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. The investor's broker will be responsible for furnishing all necessary documentation to the Distributor and may charge the investor for its services in connection with redeeming shares of the Fund.

     If an investor holds shares of the Fund through Prudential Securities, he or she must redeem the shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If an investor holds shares in non-certificate form, a written request for redemption signed by the investor exactly as the account is registered is required. If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or the investor's broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to the investor's broker.

     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker. dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or the broker of the certificate and/or written request, except as indicated below. If an investor holds shares through Prudential Securities, payment for shares presented for redemption will be credited to the investor's account at his or her broker, unless the investor indicates otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If a shareholder redeems his or her shares and has not previously exercised the repurchase privilege, the shareholder may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to the shareholder's account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) The shareholder must notify the Transfer Agent, either directly or through the Distributor or the shareholder's broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 4% to zero over a seven year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                        CONTINENT DEFERRED SALES
                                                         CHARGE AS A PERCENTAGE
YEARS' SINCE PURCHASE                                    OF DOLLARS INVESTED OR
  PAYMENTS MADE                                            REDEMPTION PROCEEDS
---------------------                                   ------------------------
First ..................................................          5.0%
Second .................................................          4.0%
Third ..................................................          3.0%
Fourth .................................................          2.0%
Fifth ..................................................          1.0%
Sixth ..................................................          1.0%
Seventh and thereafter .................................          None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Fund shares made during the preceding six years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder in, or the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

     (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

     (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59-1/2 or a periodic distribution based on life expectancy;

     (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59-1/2; and

     (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

     The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, the Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     Shareholders must notify the Fund's Transfer Agent either directly or through the brokers, at the time of redemption, that they are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER

Death

Disability--An individual will be considered disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration.

Distribution from an IRA or 403(b) Custodial Account

Distribution from Retirement Plan

Excess Contributions

REQUIRED DOCUMENTATION

A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

A copy of the Social Security Administration award letter or a letter from a physician on the physician's letterhead stating that the shareholder (or, in the case of a trust, the grantor) is permanently disabled. The letter must also indicate the date of disability.

A copy of the distribution form from the custodial firm indicating (i) the date of birth of the shareholder and (ii) that the shareholder is over age 59-1/2 and is taking a normal distribution--signed by the shareholder.

A letter signed by the plan administrator/trustee indicating the reason for the distribution.

A letter from the shareholder (for an IRA) or the plan administrator/trustee on company letterhead indicating the amount of the excess and whether or not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

     PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

     OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A Shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B Shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value on the record date. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     In order to exchange shares by telephone, an investor must authorize telephone exchanges on his or her initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, the investor may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For the investor's protection and to prevent fraudulent exchanges, telephone calls will be recorded and the investor will be asked to provide his or her personal identification number. A written confirmation of the exchange transaction will be sent to the investor. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     If an investor holds shares through Prudential Securities, the shares must be exchanged by contacting the investor's Prudential Securities financial adviser.

     If an investor holds certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

     An investor may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and investors should make exchanges by mail by writing to the Transfer Agent, at the address noted above.

     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential Mutual Funds participating in the Class A exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

            Prudential California Municipal Fund
             (California Money Market Series)

            Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
             (Connecticut Money Market Series)
             (Massachusetts Money Market Series)
             (New Jersey Money Market Series)
             (New York Money Market Series)

            Prudential MoneyMart Assets, Inc. (Class A Shares)

            Prudential Tax-Free Money Fund, Inc.

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc.

No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C Shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, the Distributor or the investor's broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                       $100,000         $150,000          $200,000         $250,000
--------------------                       --------         --------          --------         --------
25 Years ..................................  $  105           $  158            $  210           $  263
20 Years ..................................     170              255               340              424
15 Years ..................................     289              433               578              722
10 Years ..................................     547              820             1,093            1,366
 5 Years ..................................   1,361            2,041             2,721            3,402
See  "Automatic Investment Plan."

----------

     (1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-94 academic years.

     (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to AIP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or an investor's broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

     In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or an investor's broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

     Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                                 PERSONAL
MADE OVER:                                     SAVINGS                     IRA
-----------                                   ---------                  -------
10 years ...................................   $ 26,165                 $ 31,291
15 years ...................................     44,675                   58,649
20 years ...................................     68,109                   98,846
25 years ...................................     97,780                  157,909
30 years ...................................    135,346                  244,692

----------
     (1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Directors have fixed the specific time of day for the computation of the Fund's NAV to be as of 4:15 p.m., New York time. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares will be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the Investment Company Act, the Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. it is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.

     Qualification of the Fund as a regulated investment company requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

     Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds on offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Special rules apply to most options on stock indices, futures contracts and options thereon, and forward currency exchange contracts in which the Fund may invest. See "Description of the Fund, Its Investments and Its Risks." These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, sixty percent of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities dominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations that, in general, meet either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amounts of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary, The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

     Dividends and distributions may also be subject to state and local taxes.

     Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                                       n
                                 P(1+T)  = ERV

        Where:   P     =  a hypothetical initial payment of $1,000.
                 T     =  average annual total return.
                 n     =  number of years.
                 ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.

                                                        SINCE
               1 YEAR     5 YEARS     10 YEARS        INCEPTION
               ------     -------     --------        ---------
Class A        4.56%      7.67%       9.03%            10.05%          (7-7-86)
Class B        3.13       N/A         N/A               7.22           (1-15-96)
Class C        6.05       N/A         N/A               7.73           (1-15-96)
Class Z        9.07       N/A         N/A               8.19           (3-17-97)

          Before January 15, 1996, the Fund was a closed-end investment company.

     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for the Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                      ERV-P
                                      -----
                                        P

   Where:              P = a hypothetical initial payment of $1,000.
                     ERV = ending redeemable value at the end of the one, five or ten year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.

                                                        SINCE
            1 YEAR       5 YEARS      10 YEARS        INCEPTION
            ------       -------      --------        ---------
Class A     8.92%        50.69%       147.21%          244.44%         (7-7-86)
Class B     8.13         N/A          N/A               25.91          (1-15-96)
Class C     8.13         N/A          N/A               25.92          (1-15-96)
Class Z     9.07         N/A          N/A               15.13          (3-17-97)

     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                       _                   _
                                      |               6     |
                                      |  ( a - b     )      |
                                    2 |  ( ----- + 1 ) - 1  |
                                      |_ (  cd       )     _|

     Where:    a = dividends and interest earned during the period.
               b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
               d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended December 31, 1998, were 4.75%, 4.34%, 4.31% and 5.11% for the Class A, Class B, Class C and Class Z shares, respectively.

     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper, Inc., Morningstar Publication, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                    PERFORMANCE
                    COMPARISON OF DIFFERENT
                    TYPES OF INVESTMENTS
                    OVER THE LONG TERM
                    (1/1926 - 9/1998)
                    Common Stocks        11.0%
                    Long-Term
                      Govt. Bonds         5.1%
                    Inflation             3.1%

     (1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past Performance is not a guarantee of future results.

Portfolio of Investments as of
December 31, 1998                            THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                                              US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.9%
------------------------------------------------------------
Australia--6.5%
A$         2,750    Federal National Mortgage
                       Association,
                       6.375%, 8/15/07                $  1,774,722
          13,700    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                     8,960,622
                                                      ------------
                                                        10,735,344
------------------------------------------------------------
Canada--3.3%
C$         3,250    British Columbia Provincial
                       Bond,
                       6.00%, 6/9/08                     2,233,543
           4,500    Province of Quebec,
                       6.50%, 10/1/07                    3,149,678
                                                      ------------
                                                         5,383,221
------------------------------------------------------------
Denmark--6.0%
                    Danish Government Bonds,
   DKr    20,000    7.00%, 12/15/04                      3,620,752
          32,750    8.00%, 3/15/06                       6,343,850
                                                      ------------
                                                         9,964,602
------------------------------------------------------------
Germany--19.6%
                    German Government Bonds,
   DM     18,000    7.375%, 1/3/05                      12,910,983
           7,700    6.00%, 1/5/06                        5,225,921
          15,500    6.25%, 1/4/24                       11,261,516
           5,000    Republic of Colombia,
                       7.25%, 12/21/00                   3,052,465
                                                      ------------
                                                        32,450,885
------------------------------------------------------------
Greece--3.3%
                    Hellenic Republic, FRN,
   GRD   350,000    9.20%, 3/21/02                       1,285,914
         680,000    12.70%, 12/31/03                     2,437,973
   GRD   430,000    Republic of Greece,
                       8.60%, 3/26/08                 $  1,695,138
                                                      ------------
                                                         5,419,025
------------------------------------------------------------
Hungary--0.8%
   HUF   300,000    Hungarian Government Bonds,
                       16.00%, 4/12/00                   1,402,700
------------------------------------------------------------
Netherlands--4.0%
                    Dutch Government Bonds,
   NLG     6,000    7.00%, 6/15/05                       3,764,500
           3,750    7.50%, 1/15/23                       2,767,957
                                                      ------------
                                                         6,532,457
------------------------------------------------------------
New Zealand--4.4%
NZ$        6,700    Federal National Mortgage
                       Association,
                       7.25%, 6/20/02                    3,656,473
           3,300    International Bank of
                       Reconstruction Development,
                       7.25%, 5/27/03                    1,807,909
           3,100    New Zealand Government Bond,
                       8.00%, 4/15/04                    1,825,837
                                                      ------------
                                                         7,290,219
------------------------------------------------------------
Russia--0.1%
                    European Bank of Reconstruction
                       Development,
   RUB     5,300    31.00%, 5/5/00                          61,485
           8,600    Zero Coupon, 5/28/02                    23,944
                                                      ------------
                                                            85,429
------------------------------------------------------------
Spain--3.3%
  Pts    650,000    Spanish Government Bond,
                       6.15%, 1/31/13                    5,406,026

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

Portfolio of Investments as of
December 31, 1998                            THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                                              US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Sweden--2.4%
   SEK    29,000    Swedish Government Bond,
                       6.00%, 2/9/05                  $  3,965,962
------------------------------------------------------------
United Kingdom--4.3%
  BP       9,100    United Kingdom Treasury Strip,
                       Zero Coupon, 12/7/15              7,176,140
------------------------------------------------------------
United States--27.9%
Corporate Bonds--1.8%
           1,200    General Motors Acceptance
                       Corp.,
                       5.75%, 11/10/03                   1,209,312
           1,700    Household Finance Corporation,
                       6.40%, 6/17/08                    1,755,335
                                                      ------------
                                                         2,964,647
------------------------------------------------------------
Sovereign Bonds--4.3%
           3,500    Ministry Of Finance (Russia),
                       10.00%, 6/26/07                     997,500
           1,000    Oman Sultanate (India),
                       7.125%, 3/20/02                   1,020,000
           1,000    Republic of Colombia,
                       7.25%, 2/23/04                      896,000
           2,000    Republic of Croatia, FRN,
                       6.56%, 7/31/06                    1,429,551
             960    Republic of Croatia,
                       6.5625%, 7/31/10                    758,400
           1,400    Republic of Peru,
                       4.00%, 3/7/17                       878,500
             800    Republic of Lithuania,
                       7.125%, 7/22/02                     748,000
           1,675    Russian Federation,
                       11.00%, 7/24/18                     414,563
                                                      ------------
                                                         7,142,514
------------------------------------------------------------
Supranational Bonds--2.9%
           4,800    Corporacion Andina de Fomento,
                       7.375%, 7/21/00                   4,847,664
------------------------------------------------------------
U.S. Government Obligations--18.9%
US$        9,250    United States Treasury Bond,
                       6.625%, 2/15/27                $ 10,940,992
                    United States Treasury Notes,
           5,000    6.125%, 9/30/00                      5,122,650
          13,810    6.25%, 2/15/07                      15,147,775
                                                      ------------
                                                        31,211,417
                                                      ------------
                                                        46,166,242
                    Total long-term investments
                       (cost US$141,404,772)           141,978,252
                                                      ------------
SHORT-TERM INVESTMENTS--10.4%
------------------------------------------------------------
Hungary--0.7%
   HUF   250,000    Hungarian Government Bonds,
                       16.50%, 7/24/99                   1,160,737
------------------------------------------------------------
Poland--1.2%
                    Polish Treasury Bills,
  PLZ      3,800    14.00%(a), 2/17/99                   1,057,221
           1,200    18.55%(a), 3/3/99                      333,344
           2,000    13.57%(a), 4/28/99                     543,912
                                                      ------------
                                                         1,934,477
------------------------------------------------------------
United States--8.5%
Corporate Bonds--3.0%
US$        1,000    Banco Ganadero Colombian Bond
                       (Colombia),
                       9.75%, 8/26/99                    1,006,250
           2,900    Financiera Energetica Nacional
                       (Colombia),
                       9.00%, 11/8/99                    2,900,000
           1,000    Petroleas Mexicano (Mexico),
                       FRN,
                       6.20%, 3/8/99                       987,300
                                                      ------------
                                                         4,893,550

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

Portfolio of Investments as of
December 31, 1998                            THE GLOBAL TOTAL RETURN FUND, INC.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Principal
Amount                                              US$
(000)                 Description              Value (Note 1)
------------------------------------------------------------
Repurchase Agreement--1.8%
US$        3,061    Joint Repurchase Agreement
                       Account,
                       4.69% 1/4/99 (Note 5)          $  3,061,000
------------------------------------------------------------
U.S. Government Obligations--3.7%
           6,000    United States Treasury Notes,
                       6.75%, 6/30/99                    6,063,720
                                                      ------------
                                                        14,018,270
                                                      ------------
                    Total short-term Investments
                       (cost US$17,281,427)             17,113,484
                                                      ------------
------------------------------------------------------------
Total Investments--96.3%
                    (cost $158,686,199)                159,091,736
                    Other assets in excess of
                       liabilities--3.7%                 6,175,538
                                                      ------------
                    Net Assets--100%                  $165,267,274
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-52

Statement of Assets and Liabilities           THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                       December 31, 1998
Investments, at value (cost $158,686,199)...................................................................      $159,091,736
Foreign currency, at value (cost $1,767,880)................................................................         1,757,476
Interest receivable.........................................................................................         4,747,224
Forward currency contracts--amount receivable from counterparties...........................................           355,541
Receivable for investments sold.............................................................................           253,165
Receivable for Fund shares sold.............................................................................            22,770
Other assets................................................................................................             5,231
                                                                                                                  -------------
   Total assets.............................................................................................       166,233,143
                                                                                                                  -------------
Liabilities
Payable for Fund shares reacquired..........................................................................           404,297
Accrued expenses and other liabilities......................................................................           192,405
Forward currency contracts--amount payable to counterparties................................................           151,267
Management fee payable......................................................................................           106,493
Bank overdraft..............................................................................................            88,425
Distribution fee payable....................................................................................            22,982
                                                                                                                  -------------
   Total liabilities........................................................................................           965,869
                                                                                                                  -------------
Net Assets..................................................................................................      $165,267,274
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    205,901
   Paid-in capital in excess of par.........................................................................       164,988,534
                                                                                                                  -------------
                                                                                                                   165,194,435
   Accumulated net realized loss on investments.............................................................          (600,027)
   Net unrealized appreciation on investments and foreign currencies........................................           672,866
                                                                                                                  -------------
Net assets, December 31, 1998...............................................................................      $165,267,274
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($158,932,007 / 19,800,984 shares of common stock issued and outstanding).............................             $8.03
Maximum sales charge (4% of offering price).................................................................               .33
                                                                                                                  -------------
Maximum offering price to public............................................................................             $8.36
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value and redemption price per share
      ($3,625,180 / 451,664 shares of common stock issued and outstanding)..................................             $8.03
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($274,811 / 34,209 shares of common stock issued and outstanding).....................................             $8.03
   Maximum sales charge (1% of offering price)..............................................................               .08
                                                                                                                  -------------
   Maximum offering price to public.........................................................................             $8.11
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,435,276 / 303,197 shares of common stock issued and outstanding)..................................             $8.03
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-53

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $16,405)...........................      $13,687,048
                                            -----------------
Expenses
   Management fee........................        1,323,490
   Distribution fee--Class A.............          257,141
   Distribution fee--Class B.............           22,860
   Distribution fee--Class C.............            1,647
   Transfer agent's fees and expenses....          320,000
   Custodian's fees and expenses.........          225,000
   Reports to shareholders...............           50,000
   Registration fees.....................           50,000
   Legal fees and expenses...............           45,000
   Audit fee and expenses................           36,000
   Directors' fees.......................           18,000
   Insurance.............................            4,000
   Miscellaneous.........................           12,608
                                            -----------------
      Total expenses.....................        2,365,746
                                            -----------------
Net investment income....................       11,321,302
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        2,920,023
   Foreign currency transactions.........       (1,349,135)
                                            -----------------
                                                 1,570,888
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        2,767,090
   Foreign currencies....................         (909,628)
                                            -----------------
                                                 1,857,462
                                            -----------------
Net gain on investments and foreign
   currencies............................        3,428,350
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $14,749,652
                                            -----------------
                                            -----------------

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1998            1997
Operations:
   Net investment income..........  $ 11,321,302    $ 13,903,963
   Net realized gain on investment
      and foreign currency
      transactions................     1,570,888       7,846,372
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     1,857,462     (12,590,843)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    14,749,652       9,159,492
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (7,425,915)    (16,523,696)
      Class B.....................      (127,509)       (108,586)
      Class C.....................        (8,896)        (32,330)
      Class Z.....................       (83,453)        (23,135)
                                    ------------    ------------
                                      (7,645,773)    (16,687,747)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................      (432,992)     (4,744,012)
      Class B.....................        (7,435)        (44,626)
      Class C.....................          (519)        (14,046)
      Class Z.....................        (4,866)        (11,622)
                                    ------------    ------------
                                        (445,812)     (4,814,306)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (3,221,486)        --
      Class B.....................       (55,316)        --
      Class C.....................        (3,859)        --
      Class Z.....................       (36,203)        --
                                    ------------    ------------
                                      (3,316,864)        --
                                    ------------    ------------
Fund share transactions (net of
   conversions) (Note 6)
   Net proceeds from shares
      sold........................     8,184,792       6,921,618
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,953,974       4,960,184
   Cost of shares reacquired......   (35,442,667)    (43,255,074)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (24,303,901)    (31,373,272)
                                    ------------    ------------
Total decrease....................   (20,962,698)    (43,715,833)
                                    ------------    ------------
Net Assets
Beginning of year.................   186,229,972     229,945,805
                                    ------------    ------------
End of year(a)....................  $165,267,274    $186,229,972
                                    ------------    ------------
                                    ------------    ------------
---------------
(a) Includes undistributed net
    investment income of            $    --         $    785,449
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-54

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Global Total Return Fund, Inc., (the 'Fund') is an open-end, nondiversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or on unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.
Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic
--------------------------------------------------------------------------------
                                       B-55

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $4,015,166, decrease accumulated net realized loss on investments by $4,460,978, and decrease paid in capital in excess of par by $445,812 for foreign currency losses realized and recognized during the year ended December 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC, through an agreement with PRICOA Asset Management Ltd. ("PRICOA"), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.
The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, B, C and Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of
--------------------------------------------------------------------------------
                                       B-56

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999 the expense under the Class A plan is .25 of 1% of the average daily net assets of the Class A shares.
PSI and PIMS have advised the Fund that they have received approximately $12,200 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $27,800 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1998, the Fund incurred fees of approximately $256,500 for the services of PMFS. As of December 31, 1998, approximately $21,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998, aggregated $73,159,908 and $90,689,180, respectively.
At December 31, 1998, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Sale Contracts              Value           Receivable        (Depreciation)
----------------------    -----------     ----------------     --------------
Canadian Dollars,
 expiring 1/28/99.....    $ 4,978,172       $  4,969,156         $   (9,016)
French Francs,
 expiring 1/28/99.....      3,186,794          3,211,230             24,436
Japanese Yen,
 expiring 1/28/99.....      2,103,532          2,042,829            (60,703)
New Zealand Dollars,
 expiring 1/28/99.....     16,119,414         16,037,866            (81,548)
Swiss Francs,
 expiring 1/28/99.....     12,224,948         12,556,053            331,105
                          -----------     ----------------     --------------
                          $38,612,860       $ 38,817,134         $  204,274
                          -----------     ----------------     --------------
                          -----------     ----------------     --------------

The United States federal income tax basis of the Fund's investments at December 31, 1998 was $158,716,497 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $375,239 (gross unrealized appreciation--$7,265,530; gross unrealized depreciation--$(6,890,291).
The Fund utilized its capital loss carryforward of approximately $2,165,900 to offset net taxable gains realized and recognized during the fiscal year ended December 31, 1998.
The Fund has elected to treat approximately $283,907 of net currency losses incurred in the two month period ended December 31, 1998 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the Fund had a .44% undivided interest in the joint account. The undivided interest for the Fund represents $3,061,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co. Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.
Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.
Goldman Sachs & Co. Inc., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.
--------------------------------------------------------------------------------

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.
Warburg Dillon Read Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1998 Prudential owned 13,481 Class A shares, 25 Class B shares, 26 Class C shares and 26 Class Z shares.
Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      339,598   $  2,730,063
Shares issued in reinvestment of
  dividends and distributions.......      333,052      2,661,857
Shares reacquired...................   (4,101,283)   (32,833,746)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (3,428,633)   (27,441,826)
Shares issued upon conversion from
  Class B...........................        3,881         31,322
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (3,424,752)  $(27,410,504)
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1997:
Shares sold.........................      376,715   $  3,080,935
Shares issued in reinvestment of
  dividends and distributions.......      594,942      4,768,393
Shares reacquired...................   (5,157,652)   (42,386,320)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (4,185,995)   (34,536,992)
Shares issued upon conversion from
  Class B...........................        2,660         21,866
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (4,183,335)  $(34,515,126)
                                       ----------   ------------
                                       ----------   ------------
Class B                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      237,833   $  1,906,388
Shares issued in reinvestment of
  dividends and distributions.......       20,064        160,430
Shares reacquired...................      (94,011)      (752,207)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      163,886      1,314,611
Shares reacquired upon conversion
  into Class A......................       (3,884)       (31,322)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      160,002   $  1,283,289
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1997:
Shares sold.........................      288,417   $  2,365,066
Shares issued in reinvestment of
  dividends and distributions.......       14,347        114,426
Shares reacquired...................      (29,348)      (240,044)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      273,416      2,239,448
Shares reacquired upon conversion
  into Class A......................       (2,660)       (21,866)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      270,756   $  2,217,582
                                       ----------   ------------
                                       ----------   ------------
Class C
------------------------------------
Year ended December 31, 1998:
Shares sold.........................       11,948   $     95,300
Shares issued in reinvestment of
  dividends and distributions.......        1,404         11,227
Shares reacquired...................       (3,185)       (25,475)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       10,167   $     81,052
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1997:
Shares sold.........................       95,257   $    776,731
Shares issued in reinvestment of
  dividends and distributions.......        5,489         43,719
Shares reacquired...................      (76,729)      (605,145)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       24,017   $    215,305
                                       ----------   ------------
                                       ----------   ------------
Class Z
------------------------------------
Year ended December 31, 1998:
Shares sold.........................      429,296   $  3,453,041
Shares issued in reinvestment of
  dividends and distributions.......       15,060        120,460
Shares reacquired...................     (228,142)    (1,831,239)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      216,214   $  1,742,262
                                       ----------   ------------
                                       ----------   ------------
March 17, 1997(a) through
  December 31, 1997:
Shares sold.........................       85,634   $    698,886
Shares issued in reinvestment of
  dividends and distributions.......        4,243         33,646
Shares reacquired...................       (2,894)       (23,565)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       86,983   $    708,967
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-58

Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class A (b)
                                                 ---------------------------------------------------------------
                                                                     Year Ended December 31,
                                                 ---------------------------------------------------------------
                                                   1998(c)       1997(c)        1996         1995         1994
                                                 -----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $    7.88      $   8.38     $   8.44     $   7.46     $   8.76
                                                 -----------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................          .52           .55          .62          .54          .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........          .16          (.18)         .32         1.25        (1.22)
                                                 -----------     --------     --------     --------     --------
   Total from investment operations...........          .68           .37          .94         1.79         (.70)
                                                 -----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.35)         (.68)        (.62)        (.54)        (.17)
Distributions in excess of net investment
   income.....................................         (.02)         (.19)        (.50)        (.27)          --
Distributions from net realized capital
   gains......................................         (.16)           --           --           --         (.13)
Tax return of capital distributions...........           --            --           --           --         (.30)
                                                 -----------     --------     --------     --------     --------
   Total distributions........................         (.53)         (.87)       (1.12)        (.81)        (.60)
                                                 -----------     --------     --------     --------     --------
Redemption fee retained by Fund...............           --            --          .12           --           --
                                                 -----------     --------     --------     --------     --------
Net asset value, end of year..................    $    8.03      $   7.88     $   8.38     $   8.44     $   7.46
                                                 -----------     --------     --------     --------     --------
                                                 -----------     --------     --------     --------     --------
Per share market price, end of year...........          N/A           N/A          N/A     $   8.25     $   6.13
                                                                                           --------     --------
                                                                                           --------     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...............................          N/A           N/A          N/A        49.23%      (16.12)%
   Net asset value............................         8.92%         4.55%       13.15%       25.45%       (8.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 158,932      $183,054     $229,770     $559,071     $493,645
Average net assets (000)......................    $ 171,427      $204,795     $299,026     $549,407     $536,230
Ratios to average net assets:
   Expenses, including distribution fees......         1.33%         1.39%        1.33%        1.02%        1.04%
   Expenses, excluding distribution fees......         1.18%         1.24%        1.18%        1.02%        1.04%
   Net investment income......................         6.42%         6.73%        7.01%        6.50%        6.45%
For Class A, B, C, and Z shares:
   Portfolio turnover rate....................           46%           43%          32%         256%         583%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-59

Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class B                              Class C
                                                  -----------------------------------------     ------------------------
                                                                               January 15,
                                                                                 1996(d)
                                                         Year Ended              Through               Year Ended
                                                        December 31,           December 31,           December 31,
                                                   1998(f)        1997(f)          1996          1998(f)       1997(f)
                                                  ----------     ---------     ------------     ---------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.89        $  8.39         $ 8.51         $  7.89        $ 8.39
                                                     -----       ---------         -----        ---------        -----
Income from investment operations
Net investment income.........................         .46            .49            .57             .46           .49
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........         .16           (.16)           .26             .16          (.16)
                                                     -----       ---------         -----        ---------        -----
   Total from investment operations...........         .62            .33            .83             .62           .33
                                                     -----       ---------         -----        ---------        -----
Less distributions
Dividends from net investment income..........        (.30)          (.64)          (.57)           (.30)         (.64)
Distributions in excess of net investment
   income.....................................        (.02)          (.19)          (.50)           (.02)         (.19)
Distributions from net realized capital
   gains......................................        (.16)            --             --            (.16)           --
                                                     -----       ---------         -----        ---------        -----
   Total distributions........................        (.48)          (.83)         (1.07)           (.48)         (.83)
                                                     -----       ---------         -----        ---------        -----
Redemption fee retained by Fund...............          --             --            .12              --            --
                                                     -----       ---------         -----        ---------        -----
Net asset value, end of period................      $ 8.03        $  7.89         $ 8.39         $  8.03        $ 7.89
                                                     -----       ---------         -----        ---------        -----
                                                     -----       ---------         -----        ---------        -----
TOTAL INVESTMENT RETURN(a):...................        8.13%          3.98%         11.99%           8.13%         3.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $3,625        $ 2,300         $  175         $   275        $  190
Average net assets (000)......................      $3,048        $ 1,246         $   52         $   220        $  397
Ratios to average net assets:
   Expenses, including distribution fees......        1.93%          1.99%          1.93%(c)        1.93%         1.99%
   Expenses, excluding distribution fees......        1.18%          1.24%          1.18%(c)        1.18%         1.24%
   Net investment income......................        5.86%          6.13%          6.41%(c)        5.84%         6.05%

                                                                            Class Z
                                                                 -----------------------------
                                                January 15,                        March 17,
                                                  1996(d)                           1997(e)
                                                  Through         Year Ended        through
                                                December 31,     December 31,     December 31,
                                                    1996           1998(f)          1997(f)
                                                ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.51           $ 7.88           $ 8.32
                                                    -----            -----            -----
Income from investment operations
Net investment income.........................        .57              .52              .39
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        .26              .17              .05
                                                    -----            -----            -----
   Total from investment operations...........        .83              .69              .44
                                                    -----            -----            -----
Less distributions
Dividends from net investment income..........       (.57)            (.36)            (.69)
Distributions in excess of net investment
   income.....................................       (.50)            (.02)            (.19)
Distributions from net realized capital
   gains......................................         --             (.16)              --
                                                    -----            -----            -----
   Total distributions........................      (1.07)            (.54)            (.88)
                                                    -----            -----            -----
Redemption fee retained by Fund...............        .12               --               --
                                                    -----            -----            -----
Net asset value, end of period................     $ 8.39           $ 8.03           $ 7.88
                                                    -----            -----            -----
                                                    -----            -----            -----
TOTAL INVESTMENT RETURN(a):...................      11.99%            9.07%            5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  210(b)        $2,435           $  686
Average net assets (000)......................     $  204(b)        $1,771           $  257
Ratios to average net assets:
   Expenses, including distribution fees......       1.93%(c)         1.18%            1.24%(c)
   Expenses, excluding distribution fees......       1.18%(c)         1.18%            1.24%(c)
   Net investment income......................       6.41%(c)         6.65%            5.41%(c)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class B and Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-60

Report of Independent Accountants             THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc. (the "Fund") at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying Financial Highlights for each of the three years in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

1177 Avenue of the Americas
New York, New York
February 16, 1999
--------------------------------------------------------------------------------
                                       B-61

                         DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


SHORT-TERM DEBT RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC: OBLIGATIONS rated BB, B, CCC and CC are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and CC the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

      The following terms are used in mutual fund investing.

ASSET ALLOCATION

      Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

      Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

      Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

      Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

      Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

      Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

      Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

      The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

      This chart shows the long-term performance of various asset classes and the rate of inflation.

                    [GRAPHICAL REPRESENTATION OF LINE CHART]

                VALUE OF $1.00 INVESTED ON 1/1/26 THROUGH 12/31/98
                    Small Stocks                 $5,116.95
                    Common Stocks                $2,350.89
                    Long-Term Bonds                 $44.18
                    Treasury Bills                  $14.94
                    Inflation                        $9.16

Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

      Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

      All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



YEAR                    1988    1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
-------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds(1)                 7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%    10.0%
-------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities(2)            8.7%   15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%     7.0%
-------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds(3)       9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%     8.6%
-------------------------------------------------------------------------------------------------------------
U.S. High Yield
Bonds(4)                12.5%    0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%     1.6%
-------------------------------------------------------------------------------------------------------------
World Government
Bonds(5)                 2.3%   (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%    5.3%
-------------------------------------------------------------------------------------------------------------
Difference between
highest and lowest
returns percent         10.2%   18.8%   24.9%   30.9%   11.0%   10.3%    9.9%    5.5%    8.7%   17.1%     8.4%
-------------------------------------------------------------------------------------------------------------



(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper Inc.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/98. It does not represent the performance of any Prudential Mutual Fund.

               AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK
                  MARKETS 12/31/85-12/31/98 (IN U.S. DOLLARS)

          Belgium                       22.7%
          Spain                         22.5%
          The Netherlands               20.8%
          Sweden                        19.9%
          Switzerland                   18.3%
          USA                           18.1%
          Hong Kong                     17.8%
          France                        17.4%
          UK                            16.7%
          Germany                       13.4%
          Austria                        8.9%
          Japan                          6.5%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Return reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.


This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

450000
400000
350000       Capital Appreciation and Reinvesting Dividends $391,707
300000       Capital Appreciation only                      $133,525
250000
200000
150000
100000
 50000
     0

        1969  1973  1977  1980  1984  1988  1991 1994 1998

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.


                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                           World Total: $15.8 Trillion
                            Canada              1.8%
                            Pacific Basin      12.5%
                            U.S.               51.0%
                            Europe             34.7%

Source: Morgan Stanley Capital International December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                    [GRAPHICAL REPRESENTATION OF LINE CHART]


Source: Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

      The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

      INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, the Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

      MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, JULY 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

      REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,100 offices across the United States.(2)

     HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(3)

     FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

      As of October 30, 1997 Prudential Investments Fund Management was the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

----------

(1) PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP, as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

(2) As of December 31, 1996.

(3) On December 10, 1998 Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.


                                     III-1

      EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (one of the largest funds of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

      Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers have met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)

      Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial advisor or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------

(4) As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

(5)  As of December 31, 1998.


                                     III-2

                                ANNUAL REPORT OF


                               TOTAL RETURN FUND


                              FOR THE FISCAL YEAR

                            ENDED DECEMBER 31, 1998

(ICON)
The Global
Total Return
Fund, Inc.
ANNUAL
REPORT

Dec. 31, 1998
(LOGO)

The Global Total Return Fund, Inc.
Performance At A Glance.

A financial crisis that simmered in Asia early in 1998 finally spread to Russia and Latin America in the second half of the year. Investors responded by fleeing to the government securities of major developed Western economies and by selling assets that carried greater credit risk. The Global Total Return Fund provided higher returns than the average comparable fund, as measured by Lipper Analytical Services, primarily because we invested heavily in long-term German government bonds, U.S. Treasuries, and other "safe haven" debt securities that rallied sharply.

Cumulative Total Returns1                                      As of 12/31/98
                               One         Five         Ten              Since
                               Year        Years       Years           Inception2
Class A                          8.92%       50.69%       147.21%         244.44%
Class B                          8.13         N/A           N/A            25.91
Class C                          8.13         N/A           N/A            25.92
Class Z                          9.07         N/A           N/A            15.13
Lipper Global
Income Fund Avg.3                6.23        31.79        108.57            ***

Average Annual Total Returns1                                  As of 12/31/98
                               One         Five         Ten              Since
                               Year        Years       Years           Inception2
Class A                          4.56%        7.67%         9.03%          10.05%
Class B                          3.13          N/A           N/A            7.22
Class C                          6.05          N/A           N/A            7.73
Class Z                          9.07          N/A           N/A            8.19

Distributions & Yields                                         As of 12/31/98
                                   Total Distributions            30-Day
                                     Paid for 12 Mos.           SEC Yield
Class A                                   $0.53                     4.75%
Class B                                   $0.48                     4.34
Class C                                   $0.48                     4.31
Class Z                                   $0.54                     5.11

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund, with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 7/7/86; Class B and Class C, 1/15/96; and Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 190.10% for Class A; 18.66% for Class B and Class C; and 12.10% for Class Z based on all funds in each share class.

            How Investments Compared.
                (As of 12/31/98)
                    (Graph)
   U.S.       General      General       U.S.
 Growth        Bond       Muni Debt     Taxable
 Funds         Funds        Funds      Money Funds

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio
Managers'Report

Your Fund seeks total return, which is current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term investment-grade debt securities issued around the world. The Fund may also invest up to 10% of total assets in bonds rated below investment grade with a minimum rating of "B" by Standard & Poor's or Moody's or of comparable quality. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities. There are special risks associated with foreign investing, including social, political and currency risks as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

New Year Brings New Currency.
The new single European currency, the euro, debuted on January 1, 1999. The individual currencies of the 11 member nations will continue to exist at fixed exchange rates until euro bills and coins are introduced into circulation in 2002.

Strategy Session.
Thriving Despite Global Turmoil.
Global economic growth was bound to slow, and commodity prices were set to decline in 1998 as struggling Asian nations imported fewer goods and services from abroad. In this deflationary environment, we expected interest rates to fall and bond prices to rise. Therefore, we positioned the Fund to take advantage of this anticipated rally by extending its duration, which is a measure of sensitivity to interest rate fluctuations. A longer duration enables Fund shares to gain more rapidly when interest rates decline.

The Fund's duration lengthened to 6.1 years as of December 31, 1998 from 5.1 years at the end of 1997. We accomplished this through buying European debt securities such as German bonds, which comprised 20.4% of the Fund's total investments as of December 31, 1998, up from 13.3% a year earlier. Most of these purchases took place in the summer both before and while the spreading global financial crisis spurred increased demand for German government securities.

While we added to certain European bond holdings, we reduced others. U.K. government bonds and currency fell to 4.5% of the Fund's total investments as of December 31, 1998 from 8.6% at the end of 1997. We took profits because we anticipated the decline in sterling that occurred as the economy weakened and the Bank of England cut its benchmark interest rate to stimulate growth. Exposure to both Norwegian bonds and currency was eliminated early on amid concern that declining crude prices would hurt the nation's oil-based economy.

We also began to cut the Fund's emerging market exposure before the deepening global financial turmoil battered the bonds of most developing countries. By the end of the year, our exposure to below-investment-grade emerging market debt fell to 2.0% from 5.9%.

What Went Well.
The Flight to Quality.
In August, the Russian government devalued the ruble and defaulted on some ruble-denominated debt. Latin America also fell prey to the financial contagion. Investors took refuge in U.S. Treasuries and the government securities of major Western European nations and dumped riskier assets. A lack of liquidity was the greatest concern in the bond markets. There was little trading, except in the most popular securities such as Treasuries and German government bonds, which rallied to record levels in early October. This trend benefited the Fund as it was heavily invested in both.

In order to calm financial markets and restore confidence in the U.S. economy, the Federal Reserve cut the Federal funds rate (the rate banks charge each other for overnight loans) by a quarter percentage point on September 29, October 15, and November 17, leaving the key rate at 4.75%. Some other central banks also eased monetary policy, and the flight to quality began to reverse.

Bonds of Greece, Hungary and Poland rallied nicely in 1998 as the three countries are expected to become part of the European Union and adopt the euro currency early in the next century. Our exposure to these government securities rose to 6.2% by the end of 1998 from 1.9% a year earlier.

And Not So Well.
Lack of Japanese Yen Exposure.
The Fund's lack of exposure to the Japanese yen hurt its performance in the fourth quarter.

The Japanese yen gained more than 17% against the U.S. dollar in the final three months of 1998. Hedge fund managers began purchasing yen to repay low-cost yen loans that were used partly to finance investments in higher-yielding U.S. dollar assets. Renewed hope that Japan would heal its ailing banking system and revitalize its economy also helped boost the nation's currency.

Looking Ahead.
The Fund began 1999 with a 27.4% exposure to the euro that will probably decrease by a slight amount in coming months. Because of slowing economic growth in Europe, there is political pressure in the short term to allow the euro to soften versus the U.S. dollar. This would enhance the competitiveness of European exports, which would strengthen the economy there. On a longer-term basis, Euroland (the 11 founding members of the new currency) boasts a large current account surplus that could help support the value of the euro.

Five Largest Issuers.
22.6%          U.S.Treasury Obligations
17.8%          German Government Bonds
6.0%           Danish Government Bonds
5.4%           New South Wales
               Treasury Corporation
4.3%           United Kingdom
               Treasury Strip
Expressed as a percentage of net assets as of 12/31/98.

          Portfolio Breakdown.
      Expressed as a percentage of
    total investments as of 12/31/98.
              (PIE CHART)
-------------------------------------------------------------------------------
                                1

President's Letter                                  February 16, 1999
(PHOTO)
Dear Shareholder:
Many major equity market indexes ended 1998 on the upswing -- posting an unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98
The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor. Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President
-------------------------------------------------------------------------------
                              2

Portfolio of Investments as of Deccember 31, 1998 THE GLOBAL TOTAL RETURN FUND, INC.
------------------------------------------------------------

Principal
Amount                                                US$
(000)                 Description                Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.9%
------------------------------------------------------------
Australia--6.5%
A$         2,750    Federal National Mortgage
                       Association,
                       6.375%, 8/15/07                $  1,774,722
          13,700    New South Wales Treasury
                       Corporation,
                       6.50%, 5/1/06                     8,960,622
                                                      ------------
                                                        10,735,344
------------------------------------------------------------
Canada--3.3%
C$         3,250    British Columbia Provincial
                       Bond,
                       6.00%, 6/9/08                     2,233,543
           4,500    Province of Quebec,
                       6.50%, 10/1/07                    3,149,678
                                                      ------------
                                                         5,383,221
------------------------------------------------------------
Denmark--6.0%
                    Danish Government Bonds,
   DKr    20,000    7.00%, 12/15/04                      3,620,752
          32,750    8.00%, 3/15/06                       6,343,850
                                                      ------------
                                                         9,964,602
------------------------------------------------------------
Germany--19.6%
                    German Government Bonds,
   DM     18,000    7.375%, 1/3/05                      12,910,983
           7,700    6.00%, 1/5/06                        5,225,921
          15,500    6.25%, 1/4/24                       11,261,516
           5,000    Republic of Colombia,
                       7.25%, 12/21/00                   3,052,465
                                                      ------------
                                                        32,450,885
------------------------------------------------------------
Greece--3.3%
                    Hellenic Republic, FRN,
   GRD   350,000    9.20%, 3/21/02                       1,285,914
         680,000    12.70%, 12/31/03                     2,437,973
   GRD   430,000    Republic of Greece,
                       8.60%, 3/26/08                 $  1,695,138
                                                      ------------
                                                         5,419,025
------------------------------------------------------------
Hungary--0.8%
   HUF   300,000    Hungarian Government Bonds,
                       16.00%, 4/12/00                   1,402,700
------------------------------------------------------------
Netherlands--4.0%
                    Dutch Government Bonds,
   NLG     6,000    7.00%, 6/15/05                       3,764,500
           3,750    7.50%, 1/15/23                       2,767,957
                                                      ------------
                                                         6,532,457
------------------------------------------------------------
New Zealand--4.4%
NZ$        6,700    Federal National Mortgage
                       Association,
                       7.25%, 6/20/02                    3,656,473
           3,300    International Bank of
                       Reconstruction Development,
                       7.25%, 5/27/03                    1,807,909
           3,100    New Zealand Government Bond,
                       8.00%, 4/15/04                    1,825,837
                                                      ------------
                                                         7,290,219
------------------------------------------------------------
Russia--0.1%
                    European Bank of Reconstruction
                       Development,
   RUB     5,300    31.00%, 5/5/00                          61,485
           8,600    Zero Coupon, 5/28/02                    23,944
                                                      ------------
                                                            85,429
------------------------------------------------------------
Spain--3.3%
  Pts    650,000    Spanish Government Bond,
                       6.15%, 1/31/13                    5,406,026

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Principal
Amount                                                US$
(000)                 Description                Value (Note 1)
------------------------------------------------------------
Sweden--2.4%
   SEK    29,000    Swedish Government Bond,
                       6.00%, 2/9/05                  $  3,965,962
------------------------------------------------------------
United Kingdom--4.3%
  BP       9,100    United Kingdom Treasury Strip,
                       Zero Coupon, 12/7/15              7,176,140
------------------------------------------------------------
United States--27.9%
Corporate Bonds--1.8%
           1,200    General Motors Acceptance
                       Corp.,
                       5.75%, 11/10/03                   1,209,312
           1,700    Household Finance Corporation,
                       6.40%, 6/17/08                    1,755,335
                                                      ------------
                                                         2,964,647
------------------------------------------------------------
Sovereign Bonds--4.3%
           3,500    Ministry Of Finance (Russia),
                       10.00%, 6/26/07                     997,500
           1,000    Oman Sultanate (India),
                       7.125%, 3/20/02                   1,020,000
           1,000    Republic of Colombia,
                       7.25%, 2/23/04                      896,000
           2,000    Republic of Croatia, FRN,
                       6.56%, 7/31/06                    1,429,551
             960    Republic of Croatia,
                       6.5625%, 7/31/10                    758,400
           1,400    Republic of Peru,
                       4.00%, 3/7/17                       878,500
             800    Republic of Lithuania,
                       7.125%, 7/22/02                     748,000
           1,675    Russian Federation,
                       11.00%, 7/24/18                     414,563
                                                      ------------
                                                         7,142,514
------------------------------------------------------------
Supranational Bonds--2.9%
           4,800    Corporacion Andina de Fomento,
                       7.375%, 7/21/00                   4,847,664
U.S. Government Obligations--18.9%
US$        9,250    United States Treasury Bond,
                       6.625%, 2/15/27                $ 10,940,992
                    United States Treasury Notes,
           5,000    6.125%, 9/30/00                      5,122,650
          13,810    6.25%, 2/15/07                      15,147,775
                                                      ------------
                                                        31,211,417
                                                      ------------
                                                        46,166,242
                    Total long-term investments
                       (cost US$141,404,772)           141,978,252
                                                      ------------
SHORT-TERM INVESTMENTS--10.4%
------------------------------------------------------------
Hungary--0.7%
   HUF   250,000    Hungarian Government Bonds,
                       16.50%, 7/24/99                   1,160,737
------------------------------------------------------------
Poland--1.2%
                    Polish Treasury Bills,
  PLZ      3,800    14.00%(a), 2/17/99                   1,057,221
           1,200    18.55%(a), 3/3/99                      333,344
           2,000    13.57%(a), 4/28/99                     543,912
                                                      ------------
                                                         1,934,477
------------------------------------------------------------
United States--8.5%
Corporate Bonds--3.0%
US$        1,000    Banco Ganadero Colombian Bond
                       (Colombia),
                       9.75%, 8/26/99                    1,006,250
           2,900    Financiera Energetica Nacional
                       (Colombia),
                       9.00%, 11/8/99                    2,900,000
           1,000    Petroleas Mexicano (Mexico),
                       FRN,
                       6.20%, 3/8/99                       987,300
                                                      ------------
                                                         4,893,550

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Principal
Amount                                                US$
(000)                 Description                Value (Note 1)
------------------------------------------------------------
Repurchase Agreement--1.8%
US$        3,061    Joint Repurchase Agreement
                       Account,
                       4.69% 1/4/99 (Note 5)          $  3,061,000
------------------------------------------------------------
U.S. Government Obligations--3.7%
           6,000    United States Treasury Notes,
                       6.75%, 6/30/99                    6,063,720
                                                      ------------
                                                        14,018,270
                                                      ------------
                    Total short-term Investments
                       (cost US$17,281,427)             17,113,484
                                                      ------------
------------------------------------------------------------
Total Investments--96.3%
                    (cost $158,686,199)                159,091,736
                    Other assets in excess of
                       liabilities--3.7%                 6,175,538
                                                      ------------
                    Net Assets--100%                  $165,267,274
                                                      ------------
                                                      ------------

---------------
Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
FRN--Floating Rate Note.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities           THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1998
Investments, at value (cost $158,686,199)...................................................................      $159,091,736
Foreign currency, at value (cost $1,767,880)................................................................         1,757,476
Interest receivable.........................................................................................         4,747,224
Forward currency contracts--amount receivable from counterparties...........................................           355,541
Receivable for investments sold.............................................................................           253,165
Receivable for Fund shares sold.............................................................................            22,770
Other assets................................................................................................             5,231
                                                                                                                  -------------
   Total assets.............................................................................................       166,233,143
                                                                                                                  -------------
Liabilities
Payable for Fund shares reacquired..........................................................................           404,297
Accrued expenses and other liabilities......................................................................           192,405
Forward currency contracts--amount payable to counterparties................................................           151,267
Management fee payable......................................................................................           106,493
Bank overdraft..............................................................................................            88,425
Distribution fee payable....................................................................................            22,982
                                                                                                                  -------------
   Total liabilities........................................................................................           965,869
                                                                                                                  -------------
Net Assets..................................................................................................      $165,267,274
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    205,901
   Paid-in capital in excess of par.........................................................................       164,988,534
                                                                                                                  -------------
                                                                                                                   165,194,435
   Accumulated net realized loss on investments.............................................................          (600,027 )
   Net unrealized appreciation on investments and foreign currencies........................................           672,866
                                                                                                                  -------------
Net assets, December 31, 1998...............................................................................      $165,267,274
                                                                                                                  -------------
                                                                                                                  -------------
Class A:
   Net asset value and redemption price per share
      ($158,932,007 / 19,800,984 shares of common stock issued and outstanding).............................             $8.03
Maximum sales charge (4% of offering price).................................................................               .33
                                                                                                                  -------------
Maximum offering price to public............................................................................             $8.36
                                                                                                                  -------------
                                                                                                                  -------------
Class B:
   Net asset value and redemption price per share
      ($3,625,180 / 451,664 shares of common stock issued and outstanding)..................................             $8.03
                                                                                                                  -------------
                                                                                                                  -------------
Class C:
   Net asset value, offering price and redemption price per share
      ($274,811 / 34,209 shares of common stock issued and outstanding).....................................             $8.03
   Maximum sales charge (1% of offering price)..............................................................               .08
                                                                                                                  -------------
   Maximum offering price to public.........................................................................             $8.11
                                                                                                                  -------------
                                                                                                                  -------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($2,435,276 / 303,197 shares of common stock issued and outstanding)..................................             $8.03
                                                                                                                  -------------
                                                                                                                  -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $16,405)...........................      $13,687,048
                                            -----------------
Expenses
   Management fee........................        1,323,490
   Distribution fee--Class A.............          257,141
   Distribution fee--Class B.............           22,860
   Distribution fee--Class C.............            1,647
   Transfer agent's fees and expenses....          320,000
   Custodian's fees and expenses.........          225,000
   Reports to shareholders...............           50,000
   Registration fees.....................           50,000
   Legal fees and expenses...............           45,000
   Audit fee and expenses................           36,000
   Directors' fees.......................           18,000
   Insurance.............................            4,000
   Miscellaneous.........................           12,608
                                            -----------------
      Total expenses.....................        2,365,746
                                            -----------------
Net investment income....................       11,321,302
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments and Foreign
Currency Transactions
Net realized gain (loss) on:
   Investment transactions...............        2,920,023
   Foreign currency transactions.........       (1,349,135)
                                            -----------------
                                                 1,570,888
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................        2,767,090
   Foreign currencies....................         (909,628)
                                            -----------------
                                                 1,857,462
                                            -----------------
Net gain on investments and foreign
   currencies............................        3,428,350
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................      $14,749,652
                                            -----------------
                                            -----------------

THE GLOBAL TOTAL RETURN FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                           1998            1997
Operations:
   Net investment income..........  $ 11,321,302    $ 13,903,963
   Net realized gain on investment
      and foreign currency
      transactions................     1,570,888       7,846,372
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies..................     1,857,462     (12,590,843)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    14,749,652       9,159,492
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A.....................    (7,425,915)    (16,523,696)
      Class B.....................      (127,509)       (108,586)
      Class C.....................        (8,896)        (32,330)
      Class Z.....................       (83,453)        (23,135)
                                    ------------    ------------
                                      (7,645,773)    (16,687,747)
                                    ------------    ------------
   Distributions in excess of net
      investment income
      Class A.....................      (432,992)     (4,744,012)
      Class B.....................        (7,435)        (44,626)
      Class C.....................          (519)        (14,046)
      Class Z.....................        (4,866)        (11,622)
                                    ------------    ------------
                                        (445,812)     (4,814,306)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................    (3,221,486)        --
      Class B.....................       (55,316)        --
      Class C.....................        (3,859)        --
      Class Z.....................       (36,203)        --
                                    ------------    ------------
                                      (3,316,864)        --
                                    ------------    ------------
Fund share transactions (net of
   conversions) (Note 6)
   Net proceeds from shares
      sold........................     8,184,792       6,921,618
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,953,974       4,960,184
   Cost of shares reacquired......   (35,442,667)    (43,255,074)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (24,303,901)    (31,373,272)
                                    ------------    ------------
Total decrease....................   (20,962,698)    (43,715,833)
                                    ------------    ------------
Net Assets
Beginning of year.................   186,229,972     229,945,805
                                    ------------    ------------
End of year(a)....................  $165,267,274    $186,229,972
                                    ------------    ------------
                                    ------------    ------------
---------------
(a) Includes undistributed net
    investment income of            $    --         $    785,449
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
The Global Total Return Fund, Inc., (the 'Fund') is an open-end, nondiversified management investment company whose investment objective is to seek total return, the components of which are current income and capital appreciation. The Fund invests primarily in governmental (including supranational), semi-governmental or governmental agency debt securities or in short-term bank debt securities or deposits in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies, including debt securities issued or guaranteed by the U.S. Government and foreign governments, their agencies, authorities or instrumentalities (U.S. Government Securities and Foreign Government Securities, respectively). The remainder is generally invested in corporate debt securities or longer term bank debt securities. The bonds are primarily of investment grade, i.e., bonds rated within the four highest quality grades as determined by Moody's Investor's Service or Standard & Poor's Rating's Group, or in unrated securities of equivalent quality. In addition the Fund is permitted to invest up to 10% of the Fund's total assets in bonds rated below investment grade with a minimum rating of B, or on unrated securities of equivalent quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars. Foreign currency amounts are translated into United States dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the current rates of exchange.
(ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon, original issue discount and market discount, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Dividends and Distributions: Dividends are declared quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $4,015,166, decrease accumulated net realized loss on investments by $4,460,978, and decrease paid in capital in excess of par by $445,812 for foreign currency losses realized and recognized during the year ended December 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, B, C and Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees were accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998. Effective January 1, 1999 the expense under the Class A plan is .25 of 1% of the average daily net assets of the Class A shares.

PSI and PIMS have advised the Fund that they have received approximately $12,200 and $300 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $27,800 and $800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 29, 1998 and has been extended through February 28, 1999 under the same terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1998, the Fund incurred fees of approximately $256,500 for the services of PMFS. As of December 31, 1998, approximately $21,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 1998, aggregated $73,159,908 and $90,689,180, respectively.

At December 31, 1998, the Fund had outstanding forward currency contracts to sell foreign currencies as follows:

                                              Value at
Foreign Currency            Current       Settlement Date      Appreciation/
 Sale Contracts              Value           Receivable        (Depreciation)
----------------------    -----------     ----------------     --------------
Canadian Dollars,
 expiring 1/28/99.....    $ 4,978,172       $  4,969,156         $   (9,016)
French Francs,
 expiring 1/28/99.....      3,186,794          3,211,230             24,436
Japanese Yen,
 expiring 1/28/99.....      2,103,532          2,042,829            (60,703)
New Zealand Dollars,
 expiring 1/28/99.....     16,119,414         16,037,866            (81,548)
Swiss Francs,
 expiring 1/28/99.....     12,224,948         12,556,053            331,105
                          -----------     ----------------     --------------
                          $38,612,860       $ 38,817,134         $  204,274
                          -----------     ----------------     --------------
                          -----------     ----------------     --------------

The United States federal income tax basis of the Fund's investments at December 31, 1998 was $158,716,497 and, accordingly, net unrealized depreciation for United States federal income tax purposes was $375,239 (gross unrealized appreciation--$7,265,530; gross unrealized depreciation--$(6,890,291).
The Fund utilized its capital loss carryforward of approximately $2,165,900 to offset net taxable gains realized and recognized during the fiscal year ended December 31, 1998.

The Fund has elected to treat approximately $283,907 of net currency losses incurred in the two month period ended December 31, 1998 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the Fund had a .44% undivided interest in the joint account. The undivided interest for the Fund represents $3,061,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co. Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co. Inc., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                 THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares. As of December 31, 1998 Prudential owned 13,481 Class A shares, 25 Class B shares, 26 Class C shares and 26 Class Z shares.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      339,598   $  2,730,063
Shares issued in reinvestment of
  dividends and distributions.......      333,052      2,661,857
Shares reacquired...................   (4,101,283)   (32,833,746)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (3,428,633)   (27,441,826)
Shares issued upon conversion from
  Class B...........................        3,881         31,322
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (3,424,752)  $(27,410,504)
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1997:
Shares sold.........................      376,715   $  3,080,935
Shares issued in reinvestment of
  dividends and distributions.......      594,942      4,768,393
Shares reacquired...................   (5,157,652)   (42,386,320)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion.................   (4,185,995)   (34,536,992)
Shares issued upon conversion from
  Class B...........................        2,660         21,866
                                       ----------   ------------
Net decrease in shares
  outstanding.......................   (4,183,335)  $(34,515,126)
                                       ----------   ------------
                                       ----------   ------------
Class B                                  Shares        Amount
------------------------------------   ----------   ------------
Year ended December 31, 1998:
Shares sold.........................      237,833   $  1,906,388
Shares issued in reinvestment of
  dividends and distributions.......       20,064        160,430
Shares reacquired...................      (94,011)      (752,207)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      163,886      1,314,611
Shares reacquired upon conversion
  into Class A......................       (3,884)       (31,322)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      160,002   $  1,283,289
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1997:
Shares sold.........................      288,417   $  2,365,066
Shares issued in reinvestment of
  dividends and distributions.......       14,347        114,426
Shares reacquired...................      (29,348)      (240,044)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion.................      273,416      2,239,448
Shares reacquired upon conversion
  into Class A......................       (2,660)       (21,866)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      270,756   $  2,217,582
                                       ----------   ------------
                                       ----------   ------------
Class C
------------------------------------
Year ended December 31, 1998:
Shares sold.........................       11,948   $     95,300
Shares issued in reinvestment of
  dividends and distributions.......        1,404         11,227
Shares reacquired...................       (3,185)       (25,475)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       10,167   $     81,052
                                       ----------   ------------
                                       ----------   ------------
Year ended December 31, 1997:
Shares sold.........................       95,257   $    776,731
Shares issued in reinvestment of
  dividends and distributions.......        5,489         43,719
Shares reacquired...................      (76,729)      (605,145)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       24,017   $    215,305
                                       ----------   ------------
                                       ----------   ------------
Class Z
------------------------------------
Year ended December 31, 1998:
Shares sold.........................      429,296   $  3,453,041
Shares issued in reinvestment of
  dividends and distributions.......       15,060        120,460
Shares reacquired...................     (228,142)    (1,831,239)
                                       ----------   ------------
Net increase in shares
  outstanding.......................      216,214   $  1,742,262
                                       ----------   ------------
                                       ----------   ------------
March 17, 1997(a) through
  December 31, 1997:
Shares sold.........................       85,634   $    698,886
Shares issued in reinvestment of
  dividends and distributions.......        4,243         33,646
Shares reacquired...................       (2,894)       (23,565)
                                       ----------   ------------
Net increase in shares
  outstanding.......................       86,983   $    708,967
                                       ----------   ------------
                                       ----------   ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       11

Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                           Class A (b)
                                                 ---------------------------------------------------------------
                                                                     Year Ended December 31,
                                                 ---------------------------------------------------------------
                                                   1998(c)       1997(c)        1996         1995         1994
                                                 -----------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $    7.88      $   8.38     $   8.44     $   7.46     $   8.76
                                                 -----------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................          .52           .55          .62          .54          .52
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........          .16          (.18)         .32         1.25        (1.22)
                                                 -----------     --------     --------     --------     --------
   Total from investment operations...........          .68           .37          .94         1.79         (.70)
                                                 -----------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........         (.35)         (.68)        (.62)        (.54)        (.17)
Distributions in excess of net investment
   income.....................................         (.02)         (.19)        (.50)        (.27)          --
Distributions from net realized capital
   gains......................................         (.16)           --           --           --         (.13)
Tax return of capital distributions...........           --            --           --           --         (.30)
                                                 -----------     --------     --------     --------     --------
   Total distributions........................         (.53)         (.87)       (1.12)        (.81)        (.60)
                                                 -----------     --------     --------     --------     --------
Redemption fee retained by Fund...............           --            --          .12           --           --
                                                 -----------     --------     --------     --------     --------
Net asset value, end of year..................    $    8.03      $   7.88     $   8.38     $   8.44     $   7.46
                                                 -----------     --------     --------     --------     --------
                                                 -----------     --------     --------     --------     --------
Per share market price, end of year...........          N/A           N/A          N/A     $   8.25     $   6.13
                                                                                           --------     --------
                                                                                           --------     --------
TOTAL INVESTMENT RETURN BASED ON (a):
   Market price...............................          N/A           N/A          N/A        49.23%      (16.12)%
   Net asset value............................         8.92%         4.55%       13.15%       25.45%       (8.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 158,932      $183,054     $229,770     $559,071     $493,645
Average net assets (000)......................    $ 171,427      $204,795     $299,026     $549,407     $536,230
Ratios to average net assets:
   Expenses, including distribution fees......         1.33%         1.39%        1.33%        1.02%        1.04%
   Expenses, excluding distribution fees......         1.18%         1.24%        1.18%        1.02%        1.04%
   Net investment income......................         6.42%         6.73%        7.01%        6.50%        6.45%
For Class A, B, C, and Z shares:
   Portfolio turnover rate....................           46%           43%          32%         256%         583%

---------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load. Prior to January 15, 1996 the Fund operated as a closed-end investment company and total investment return was calculated based on market value assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-end investment company.
(c) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights                          THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------

                                                                   Class B                              Class C
                                                  -----------------------------------------     ------------------------
                                                                               January 15,
                                                                                 1996(d)
                                                         Year Ended              Through               Year Ended
                                                        December 31,           December 31,           December 31,
                                                   1998(f)        1997(f)          1996          1998(f)       1997(f)
                                                  ----------     ---------     ------------     ---------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.89        $  8.39         $ 8.51         $  7.89        $ 8.39
                                                     -----       ---------         -----        ---------        -----
Income from investment operations
Net investment income.........................         .46            .49            .57             .46           .49
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........         .16           (.16)           .26             .16          (.16)
                                                     -----       ---------         -----        ---------        -----
   Total from investment operations...........         .62            .33            .83             .62           .33
                                                     -----       ---------         -----        ---------        -----
Less distributions
Dividends from net investment income..........        (.30)          (.64)          (.57)           (.30)         (.64)
Distributions in excess of net investment
   income.....................................        (.02)          (.19)          (.50)           (.02)         (.19)
Distributions from net realized capital
   gains......................................        (.16)            --             --            (.16)           --
                                                     -----       ---------         -----        ---------        -----
   Total distributions........................        (.48)          (.83)         (1.07)           (.48)         (.83)
                                                     -----       ---------         -----        ---------        -----
Redemption fee retained by Fund...............          --             --            .12              --            --
                                                     -----       ---------         -----        ---------        -----
Net asset value, end of period................      $ 8.03        $  7.89         $ 8.39         $  8.03        $ 7.89
                                                     -----       ---------         -----        ---------        -----
                                                     -----       ---------         -----        ---------        -----
TOTAL INVESTMENT RETURN(a):...................        8.13%          3.98%         11.99%           8.13%         3.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $3,625        $ 2,300         $  175         $   275        $  190
Average net assets (000)......................      $3,048        $ 1,246         $   52         $   220        $  397
Ratios to average net assets:
   Expenses, including distribution fees......        1.93%          1.99%          1.93%(c)        1.93%         1.99%
   Expenses, excluding distribution fees......        1.18%          1.24%          1.18%(c)        1.18%         1.24%
   Net investment income......................        5.86%          6.13%          6.41%(c)        5.84%         6.05%

                                                                            Class Z
                                                                 -----------------------------
                                                January 15,                        March 17,
                                                  1996(d)                           1997(e)
                                                  Through         Year Ended        through
                                                December 31,     December 31,     December 31,
                                                    1996           1998(f)          1997(f)
                                                ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $ 8.51           $ 7.88           $ 8.32
                                                    -----            -----            -----
Income from investment operations
Net investment income.........................        .57              .52              .39
Net realized and unrealized gain (loss) on
   investment and foreign currencies..........        .26              .17              .05
                                                    -----            -----            -----
   Total from investment operations...........        .83              .69              .44
                                                    -----            -----            -----
Less distributions
Dividends from net investment income..........       (.57)            (.36)            (.69)
Distributions in excess of net investment
   income.....................................       (.50)            (.02)            (.19)
Distributions from net realized capital
   gains......................................         --             (.16)              --
                                                    -----            -----            -----
   Total distributions........................      (1.07)            (.54)            (.88)
                                                    -----            -----            -----
Redemption fee retained by Fund...............        .12               --               --
                                                    -----            -----            -----
Net asset value, end of period................     $ 8.39           $ 8.03           $ 7.88
                                                    -----            -----            -----
                                                    -----            -----            -----
TOTAL INVESTMENT RETURN(a):...................      11.99%            9.07%            5.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $  210(b)        $2,435           $  686
Average net assets (000)......................     $  204(b)        $1,771           $  257
Ratios to average net assets:
   Expenses, including distribution fees......       1.93%(c)         1.18%            1.24%(c)
   Expenses, excluding distribution fees......       1.18%(c)         1.18%            1.24%(c)
   Net investment income......................       6.41%(c)         6.65%            5.41%(c)

---------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.
(b) Figure is actual and not rounded to nearest thousand.
(c) Annualized.
(d) Commencement of offering of Class B and Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Calculated based upon weighted average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Report of Independent Accountants             THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Global Total Return Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying Financial Highlights for each of the three years in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

1177 Avenue of the Americas
New York, New York
February 16, 1999
--------------------------------------------------------------------------------
                                       14

Federal Income Tax Information (Unaudited)    THE GLOBAL TOTAL RETURN FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1998) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 1998, the Fund paid distributions of $.526 per Class A share, $.478 per Class B share, $.478 per Class C share and $.538 per Class Z share. Of these amounts, $.152 per Class A, B, C and Z shares represent distributions from long-term capital gains. The remaining $.374 per Class A share, $.326 per Class B share, $.326 per Class C share and $.386 per Class Z share represents dividends from ordinary income (net investment income and short-term capital gains).

We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
--------------------------------------------------------------------------------
                                       15

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?
Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.

The Global Total Return Fund, Inc. vs. the
J.P. Morgan Government Bond Index Global (GBI).

// The Global Total Return Fund, Inc.
-- J.P. Morgan Gov't Bond Index Global (GBI)

(Class A)
Average Annual
Total Returns - Class A

With Sales Load
10.05% Since Inception
9.03% for 10 Years
7.67% for 5 Years
4.56% for 1 Year

Without Sales Load
10.41% Since Inception
9.48% for 10 Years
8.55% for 5 Years
8.92% for 1 Year

(Class B)
Average Annual
Total Returns - Class B
With Sales Load
7.22% Since Inception
3.13% for 1 Year

Without Sales Load
8.10% Since Inception
8.13% for 1 Year

(Class C)
Average Annual
Total Returns - Class C

With Sales Load
7.73% Since Inception
6.05% for 1 Year

Without Sales Load
8.10% Since Inception
8.13% for 1 Year

(Class Z)
Average Annual
Total Returns - Class Z
8.19% Since Inception
9.07% for 1 Year

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in The Global Total Return Fund, Inc. (Class A, B, C, and Z shares) with a similar investment in the J.P. Morgan Government Bond Index Global (GBI) (the Index) by portraying the initial account values at the commencement of operations of Class B, C, and Z shares, and for 10 years for Class A shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1988 for Class A shares, 1996 for Class B and Class C shares, and 1997 for Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1998; (c) Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution fee.

The Index is traded, unhedged, and measured in U.S. dollars. The Index is market weighted and represents the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The Index provides a broad measure of market performance. The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management, Ltd.
115 Houndstitch
London EC3A 7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

37936L302             MF169E
37936L401
37936L500
37936L203

                     ANNUAL REPORT OF LIMITED MATURITY FUND

                                FOR FISCAL YEAR

                             ENDED OCTOBER 31, 1998

(ICON)
Prudential
Global
Limited
Maturity
Fund, Inc.
----------------
Limited Maturity
Portfolio

ANNUAL
REPORT
Oct. 31, 1998
(LOGO)

Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio

Performance At A Glance.
Government securities such as those of Germany and the U.S. rallied during the year ended October 31, 1998 as a financial crisis spread beyond Asia to global stock, bond and currency markets. While your Prudential Global Limited Maturity Fund, Inc. -- Limited Maturity Portfolio held German bonds and U.S. Treasuries, its returns trailed the average global income fund as measured by Lipper, Inc. The Fund is restricted to holding short- and intermediate-term debt securities. These securities rallied modestly but the Lipper average performed better since some of its funds invested in longer term bonds, which posted stronger gains. The Fund also held emerging market bonds that declined in value.


Cumulative Total Returns1                                        As of 10/31/98

                             One              Five                 Since
                             Year             Years              Inception2
          Class A               3.01%            25.27%             49.38%
          Class B               2.48             21.85              41.57
          Class C               2.48              N/A               26.07
          Class Z               3.28              N/A                6.93
          Lipper Global Inc
          Fund Avg.3            4.28             30.23               ***

Average Annual Total Returns1                                    As of 9/30/98

                             One              Five                 Since
                             Year             Years              Inception2
          Class A              -1.36%             4.19%              4.76%
          Class B              -1.83              4.22               4.46
          Class C               0.17              N/A                5.65
          Class Z               1.83              N/A                3.80

Distributions and Yields                                      As of 10/31/98

                             Total Distributions              30-Day
                                Paid for 12 Mos.             SEC Yield

          Class A                    $0.86                      7.64%
          Class B                    $0.80                      7.26
          Class C                    $0.80                      7.27
          Class Z                    $0.87                      8.02

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1% and 1% for four years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately five years after purchase. As of November 2, 1998, Class C shares carry a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A and B, 11/1/90; Class C, 8/1/94; Class Z, 1/27/97.

3 Lipper average returns are for all funds in each share class for the one- and five-year periods in the Global Income Fund category.

***Lipper Since Inception returns are74.45% for Class A and Class B, 37.49% for Class C, and 8.26% for Class Z based on all funds in each share class.

           How Investments Compared.
               (As of 10/31/98)
                   (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio
Managers'
Report

The Fund seeks total return by investing primarily in debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund's weighted average maturity ranges from more than two but less than five years, with each security generally maturing in no more than 10 years. The Fund may invest up to 20% of total investments in securities rated below investment grade, but with a minimum rating of single-B by Moody's Investors Service or Standard & Poor's Ratings Services or another nationally recognized credit rating organization. The Fund is nondiversified, meaning it may invest more than five percent of its total assets in the securities of one or more issuers. This carries greater risk and greater share price volatility than investments held in a more diversified portfolio.

Record Rally.
Prices of German government securities climbed sharply as investors favored bonds that could easily be sold at their true value despite the turbulent market conditions of the past 12 months. The 10-year German government bond yield, which falls as bond prices rise, reached a record low of 3.74% in early October of 1998.

Strategy Session.
Financial woes that first emerged in East Asia in 1997 grew into a global crisis during the fiscal year. At the crux of the problem were poorly regulated Asian banks and finance companies that lent freely on risky projects. With local and foreign institutions pumping money into the region, some Asian economies expanded rapidly and prices of assets such as real estate and stocks soared. But these financial bubbles burst last year, spreading a contagion that infected world stock, bond and currency markets. Investors sought refuge in government securities of Western European countries and the U.S.

The global financial crisis seemed to have eased early in the spring of 1998. But the situation deteriorated in August as Russia succumbed to the financial contagion, leaving investors to wonder if Latin America would be next. Soon after, global equity markets crumbled and a severe contraction in liquidity occurred as lenders and investors were reluctant to provide businesses with money.

Such turbulent market conditions fueled a renewed stampede into "safe haven" securities. To reassure investors, the Federal Reserve lowered the federal funds rate (the rate banks charge each other to borrow money overnight) by a quarter percentage point to 5.25% in late September. But disappointment over this modest change stirred such great demand for Treasuries that the 30-year Treasury bond yield, which falls when bond prices rise, slid to 4.71% in early October. This was the lowest level in more than 30 years. Then the federal funds rate was unexpectedly cut to 5.00%. The unusual timing of this move (between the Federal Reserve's regularly scheduled meetings) helped convince investors that the central bank would do what it could to prevent a recession in the U.S. that could damage an already-fragile global economy.

       Portfolio Composition.
Sectors expressed as a percentage of
  total investments as of 10/31/98.
            (PIE CHART)

What Went Well.
A Wise Choice.
Focusing on top-quality government bonds proved to be a very wise choice since global financial markets remained volatile. During the final months of the fiscal year, the greatest concern in the bond markets was about the lack of liquidity rather than the risk of default or the future direction of interest rates. This lack of liquidity meant there was little trading in the market except in the most popular securities such as U.S. Treasuries and German government bonds. For example, the difference between buy and sell prices of emerging market bonds widened significantly, indicating that some investors were not willing to take a chance on these riskier debt securities.

We had increased bonds denominated in the German currency to nearly 15% of the Portfolio's total investments as of October 31, 1998 from 6% a year earlier. Of these, German government bonds rallied strongly as investors dumped stocks and bought good quality securities amid fear that a downturn in the world economy would crimp corporate profits. In early October of 1998, this flight to quality drove down the 10-year German government bond yield to a record low of 3.74%. Not surprisingly, this historic level was reached right around the same time that the 30-year U.S. Treasury bond yield fell to its lowest level in 30 years. Bonds denominated in the U.S. dollar comprised more than 30% of the Portfolio's total investments throughout the 12-month period.

We also held small positions in government bonds of Poland (1.3%) and Greece (3.0%) as of October 31, 1998 that performed well. Anticipation that Poland will join the European union and Greece will meet its goal of joining the single European currency in 2001 buoyed prices of these bonds.

And Not So Well.
Maturity Restrictions.
During a strong rally, the Portfolio's returns tend to lag the Lipper average because we are required to primarily hold bonds maturing in 10 years or less. These bonds gain less than longer term bonds of comparable credit quality as interest rates fall. Therefore, the Portfolio's returns reflected modest gains in the prices of short- and intermediate-term bonds, while the Lipper average included funds that benefitted from the sharp rally in long-term bonds. (Keep in mind, however, the Portfolio also exhibits defensive characteristics when interest rates rise because short- and intermediate-term bond prices generally tumble less than prices of bonds with longer maturities.)

Another factor that hurt the Portfolio's performance was its modest holdings of Russian Finance Ministry bonds. They took a beating after that nation's stock, bond and currency markets collapsed during the summer.

Five Largest Issuers.
19.5%               U.S. Treasury Bonds
8.8%                German Gov't Bonds
6.8%                Danish Gov't Bonds
6.3%                Queensboro Treasury
                    Corp. Gov't Bonds
5.5%                Spanish Gov't Bonds

Expressed as a percentage of net assetsas of 10/31/98.

Looking Ahead.
We believe the global economy will continue to slow in 1999. Japan remains mired in a recession. In the West, the German and French economies will probably grow more slowly than expected; the U.K. may be headed toward recession and many U.S. manufacturing companies are admittedly worried about their business prospects. If this scenario unfolds next year, inflation should remain low, interest rates fall and bond prices rise further, at least among core government bond markets such as the U.S., France, Germany and the U.K.
In the emerging markets, however, our outlook remains guarded. Latin American bond prices could decline if governments and corporations that were unable to borrow money in the bond markets during the fourth quarter issue a flood of debt securities in the new year.
-------------------------------------------------------------------------------
                               1

President's Letter                                    December 18, 1998
(PHOTO)
Dear Shareholder:
As 1998 draws to a close, the news from the financial markets is decidedly mixed. After a series of sharp sell-offs in late summer, some stock prices began to rebound in early fall, helped by three interest rate cuts by the Federal Reserve.

There was other good news. U.S. Treasuries and Western European bonds appreciated during the year as investors fled troubled Asian markets and other emerging markets. The U.S. economy remained strong with steady growth and low inflation.

The periods of uncertainty we experienced in 1998 illustrate why it is important to manage your expectations and diversify your portfolio.

Keep A Good Perspective.
Experienced mutual fund investors understand that financial markets will always rise and fall - that's what markets do. Although past performance may not be indicative of future results, stocks and bonds have, over time, consistently produced attractive returns that have kept ahead of inflation. In fact, investors who remained focused on the long term and did not sell during summer's volatility were rewarded. Stock prices, as measured by the Standard & Poor's 500 Index, recovered strongly in November regaining lost ground and even setting a new record high.

Diversify. Diversify. Diversify.
Because asset classes seldom move in lockstep, owning a mix of stock, bond, and money market mutual funds can help lessen the effects of a market downturn over time. In fact, a well-diversified portfolio may retain or perhaps even gain value during times of uncertainty.

We're Here To Help.
How diversified is your portfolio? Your Prudential professional will be glad to review your current allocations. He or she will recommend adjustments based upon your goals, market conditions, risk tolerance, and potential investment opportunities.

Thank you for your confidence in Prudential mutual funds. We'll continue to do our part in keeping you informed.

Sincerely,
Brian M. Storms
President
-------------------------------------------------------------------------------
                               2

                                                    PRUDENTIAL GLOBAL LIMITED
                                                    MATURITY FUND, INC.
Portfolio of Investments as of October 31, 1998     LIMITED MATURITY PORTFOLIO
------------------------------------------------------------

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--85.0%
------------------------------------------------------------
Australia--10.1%
A$     3,750 Federal National Mortgage
                Association,
                6.375%, 8/15/07                  $ 2,477,437
     6,000   Queensland Treasury Corporation,
                8.00%, 5/14/03                     4,202,212
                                                 -----------
                                                   6,679,649
------------------------------------------------------------
Canada--4.7%
C$     2,000 British Columbia Municipal Fin.
                Auth.,
                6.75%, 4/24/07                     1,386,734
     2,500   Province of Quebec,
                6.50%, 10/1/07                     1,697,052
                                                 -----------
                                                   3,083,786
------------------------------------------------------------
Denmark--6.8%
DKr   25,000 Danish Government Bonds,
                7.00%, 12/15/04                    4,511,015
------------------------------------------------------------
Germany--14.6%
DM     7,000 Deutsche Bundesrepublik Principal
                Strip,
                Zero Coupon, 7/4/07                2,936,999
     4,250   German Government Bonds,
                6.00%, 1/5/06                      2,863,698
     3,000   Republic of Columbia,
                7.25%, 12/21/00                    1,763,321
     3,000   Tokyo Gas Co. Ltd.,
                7.00%, 7/27/05                     2,085,035
                                                 -----------
                                                   9,649,053
------------------------------------------------------------
Greece--3.0%
             Hellenic Republic,
GRD  200,000 11.00%, 11/26/99                        695,278
    40,000   9.20%, 3/21/02                          141,329
   325,000   12.70%, 12/31/03, FRN                 1,151,189
                                                 -----------
                                                   1,987,796
Hungary--0.4%
HUF   50,000 Hungarian Government Bonds,
                16.00%, 4/12/00                  $   228,985
------------------------------------------------------------
Netherlands--2.2%
NLG    2,500 Dutch Government Bonds,
                6.50%, 4/15/03                     1,486,414
------------------------------------------------------------
New Zealand--4.5%
NZ$    2,800 Federal National Mortgage
                Association,
                7.25%, 6/20/02                     1,534,829
     1,400   Int'l. Bank Recon. & Dev.,
                7.25%, 5/27/03                       768,895
     1,200   New Zealand Government Bonds,
                8.00%, 4/15/04                       713,948
                                                 -----------
                                                   3,017,672
------------------------------------------------------------
Russia--0.1%
             European Bank Recon. & Dev.,
Rub     2,200 31.00%, 5/5/00                          13,174
     3,500   Zero Coupon, 5/28/02                      7,335
                                                 -----------
                                                      20,509
------------------------------------------------------------
Spain--5.5%
             Spanish Government Bonds,
Pts   200,000 10.30%, 6/15/02                      1,731,629
   225,000   8.00%, 5/30/04                        1,909,745
                                                 -----------
                                                   3,641,374

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

                                                    PRUDENTIAL GLOBAL LIMITED
                                                    MATURITY FUND, INC.
Portfolio of Investments as of October 31, 1998     LIMITED MATURITY PORTFOLIO
------------------------------------------------------------

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
Sweden--2.7%
SEK   13,000 Swedish Government Bonds,
                6.00%, 2/9/05                    $ 1,809,068
------------------------------------------------------------
United Kingdom--3.5%
BP       447 Banco Central Del Uruguay, FRN,
                8.875%, 2/19/07                      642,026
       900   Powergen PLC,
                8.875%, 3/26/03                    1,639,056
                                                 -----------
                                                   2,281,082
------------------------------------------------------------
United States--26.9%
Central Banks--1.1%
US$      750 Banco del Estado Chile,
                8.39%, 8/1/01                        746,295
------------------------------------------------------------
Sovereign Bonds--5.6%
       500   Jamaican Government Bonds,
                9.625%, 7/2/02                       400,000
             Ministry of Finance (Russia),
       600   9.25%, 11/27/01                         172,800
     1,000   10.00%, 6/26/07                         241,250
     1,466   Republic of Croatia, FRN,
                6.5625%, 7/31/06                   1,069,989
       400   Republic of Lithuania,
                7.125%, 7/22/02                      360,000
       500   Sultan of Oman,
                7.125%, 3/20/02                      505,000
     1,015   Trinidad & Tobago Republic,
                9.75%, 11/3/00                       982,013
                                                 -----------
                                                   3,731,052
Supranational Bonds--0.7%
US$      500 Corporacion Andina de Formento,
                6.1625%, 4/3/01                  $   490,000
------------------------------------------------------------
U.S. Government Obligations--19.5%
             United States Treasury Bonds,
     4,750   6.125%, 9/30/00                       4,904,375
     1,000   7.875%, 11/15/04                      1,175,780
     1,000   5/15/05, P/O                            739,330
     5,500   6.25%, 2/15/07                        6,099,830
                                                 -----------
                                                  12,919,315
                                                 -----------
                                                  17,886,662
                                                 -----------
             Total long-term investments
                (cost US$57,978,825)              56,283,065
                                                 -----------
------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.2%
------------------------------------------------------------
Hungary--1.4%
             Hungarian Government Bonds,
HUF   65,000 16.50%, 4/12/99                         298,800
   130,000   16.50%, 7/24/99                         598,188
                                                 -----------
                                                     896,988
------------------------------------------------------------
Netherlands--1.6%
NLG    2,000 Republic of Argentina,
                7.625%, 7/5/99                     1,027,975
------------------------------------------------------------
Poland--1.3%
             Polish Treasury Bills,
PLN    1,700 15.30%, 2/17/99                         469,788
       600   15.25%, 3/3/99                          164,755
       900   15.25%, 4/28/99                         240,374
                                                 -----------
                                                     874,917

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Portfolio of Investments as of October 31, 1998
------------------------------------------------------------

Principal                                        US$
Amount                                           Value
(000)                   Description              (Note 1)
------------------------------------------------------------
United States--2.9%
US$    1,000 Cadbury Schweppes, PLC,
                6.25%, 10/4/99                   $ 1,009,500
     1,000   Petroleas Mexicano, FRN,
                6.59375%, 3/8/99                     987,000
                                                 -----------
                                                   1,996,500
------------------------------------------------------------
Repurchase Agreement--6.0%
     3,956   Joint Repurchase Agreement
                Account,
                5.40%, 11/2/98, (Note 5)           3,956,000
                                                 -----------
             Total short-term investments
                (cost US$8,923,920)                8,752,380
                                                 -----------
------------------------------------------------------------
Total Investments--98.2%
             (cost US$66,902,745; Note 4)         65,035,445
             Other assets in excess of
                liabilities--1.8%                  1,163,701
                                                 -----------
             Net Assets--100%                    $66,199,146
                                                 -----------
                                                 -----------

---------------
Portfolio securities are classified by country according to the security's currency denomination.
FRN--Floating Rate Note.
P/O--Principal Only.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                                   PRUDENTIAL GLOBAL LIMITED
                                                   MATURITY FUND, INC.
Statement of Assets and Liabilities                LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                        October 31, 1998
Investments, at value (cost $66,902,745)..................................................................        $ 65,035,445
Foreign currency, at value (cost $693)....................................................................                 725
Cash......................................................................................................                 918
Interest receivable.......................................................................................           1,706,869
Forward currency contracts--net amount receivable from counterparties.....................................              33,575
Other assets..............................................................................................               2,346
                                                                                                                ----------------
   Total assets...........................................................................................          66,779,878
                                                                                                                ----------------
Liabilities
Accrued expenses..........................................................................................             211,379
Payable for Fund shares reacquired........................................................................             147,287
Dividends payable.........................................................................................             119,982
Forward currency contracts - net amount payable to counterparties.........................................              60,939
Management fee payable....................................................................................              31,222
Distribution fee payable..................................................................................               9,324
Withholding taxes payable.................................................................................                 599
                                                                                                                ----------------
   Total liabilities......................................................................................             580,732
                                                                                                                ----------------
Net Assets................................................................................................        $ 66,199,146
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................        $      8,481
   Paid-in capital in excess of par.......................................................................         120,850,582
                                                                                                                ----------------
                                                                                                                   120,859,063
   Distributions in excess of net investment income.......................................................             (93,217)
   Accumulated net realized loss on investments...........................................................         (52,716,140)
   Net unrealized depreciation on investments and foreign currencies......................................          (1,850,560)
                                                                                                                ----------------
Net assets, October 31, 1998..............................................................................        $ 66,199,146
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($64,537,552 / 8,269,780 shares of common stock issued and outstanding).............................                $7.80
   Maximum sales charge (3.00% of offering price).........................................................                 .24
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $8.04
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,561,964 / 198,916 shares of common stock issued and outstanding)................................                $7.85
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($50,932 / 6,486 shares of common stock issued and outstanding).....................................                $7.85
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($48,698 / 6,212 shares of common stock issued and outstanding).....................................                $7.84
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Operations
------------------------------------------------------------

                                                    Year Ended
Net Investment Income                            October 31, 1998
Income
   Interest (net of foreign withholding tax of
      $564)...................................     $  6,122,897
                                                 ----------------
Expenses
   Management fee.............................          419,960
   Distribution fee--Class A..................          110,779
   Distribution fee--Class B..................           17,979
   Distribution fee--Class C..................              477
   Custodian's fees and expenses..............          150,000
   Transfer agent's fees and expenses.........          136,000
   Reports to shareholders....................           96,000
   Registration fees..........................           55,000
   Audit fees and expenses....................           30,000
   Directors' fees and expenses...............           19,000
   Legal fees and expenses....................           15,000
   Miscellaneous..............................            7,247
                                                 ----------------
      Total expenses..........................        1,057,442
                                                 ----------------
Net investment income.........................        5,065,455
                                                 ----------------
Realized and Unrealized
Gain (Loss) on Investments and
Foreign Currency Transactions
Net realized gain (loss) on:
   Investment transactions....................       (3,154,390)
   Foreign currency transactions..............         (589,791)
                                                 ----------------
                                                     (3,744,181)
                                                 ----------------
Net change in unrealized appreciation (depreciation) of:
   Investments................................          608,777
   Foreign currencies.........................          601,701
                                                 ----------------
                                                      1,210,478
                                                 ----------------
Net loss on investments and foreign
   currencies.................................       (2,533,703)
                                                 ----------------
Net Increase in Net Assets
Resulting from Operations.....................     $  2,531,752
                                                 ----------------
                                                 ----------------

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended October 31,
in Net Assets                            1998              1997
Operations
   Net investment income.........    $  5,065,455      $  6,948,119
   Net realized gain (loss) on
      investment and foreign
      currency transactions......      (3,744,181)        3,939,377
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies.................       1,210,478        (5,664,378)
                                   ----------------    ------------
Net increase in net assets
   resulting from operations.....       2,531,752         5,223,118
                                   ----------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment income
      Class A....................      (4,900,891)       (5,803,256)
      Class B....................        (157,098)       (1,137,460)
      Class C....................          (4,724)           (7,370)
      Class Z....................          (2,742)              (33)
                                   ----------------    ------------
                                       (5,065,455)       (6,948,119)
                                   ----------------    ------------
   Distributions in excess of net
      investment income
      Class A....................      (2,132,264)       (2,383,691)
      Class B....................         (68,349)         (802,612)
      Class C....................          (2,055)           (1,338)
      Class Z....................          (1,193)               (4)
                                   ----------------    ------------
                                       (2,203,861)       (3,187,645)
                                   ----------------    ------------
   Tax return of capital
      distributions
      Class A....................        (964,282)          --
      Class B....................         (30,910)          --
      Class C....................            (929)          --
      Class Z....................            (539)          --
                                   ----------------    ------------
                                         (996,660)          --
                                   ----------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares
      sold.......................         910,000        15,362,799
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............       4,998,800         5,830,223
   Cost of shares reacquired.....     (23,133,758)      (41,030,001)
                                   ----------------    ------------
Net decrease in net assets from
   Fund share transactions.......     (17,224,958)      (19,836,979)
                                   ----------------    ------------
Total decrease...................     (22,959,182)      (24,749,625)
Net Assets
Beginning of year................      89,158,328       113,907,953
                                   ----------------    ------------
End of year(a)...................    $ 66,199,146      $ 89,158,328
                                   ----------------    ------------
                                   ----------------    ------------
---------------
(a) Includes undistributed net
    investment income of:            $   --            $  4,198,301
                                   ----------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                               PRUDENTIAL GLOBAL LIMITED
                                               MATURITY FUND, INC.
Notes to Financial Statements                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Prudential Global Limited Maturity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was incorporated in Maryland on February 21, 1990. The Limited Maturity Portfolio (the "Portfolio") commenced investment operations on November 1, 1990. The investment objective of the Portfolio is to maximize total return, the components of which are current income and capital appreciation, by investing primarily in a portfolio of investment grade debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Government securities for which quotations are available will be based on prices provided by an independent pricing service or broker-dealer. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.

Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------
                                       8

                                               PRUDENTIAL GLOBAL LIMITED
                                               MATURITY FUND, INC.
Notes to Financial Statements                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.

Reclassification of Capital Accounts: The Portfolio accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $1,090,997, decrease accumulated net realized losses by $2,087,657 and decrease paid-in capital in excess of par by $996,660. This was primarily the result of net foreign currency losses and an overdistribution of taxable income for the year ended October 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.

Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC, through an agreement with PRICOA Asset Management Ltd. ("PRICOA"), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. PIC pays for the services of PRICOA. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .55 of 1% of the average daily net assets of the Portfolio.

The Fund had a distribution agreement with Prudential Securities Incorporated ("PSI"), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ("PIMS") became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the arrangement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PSI or PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensated PSI and PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1%, and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 1998.

PSI and PIMS have advised the Fund that they received approximately $2,400 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 1998. From these fees, PSI and PIMS
--------------------------------------------------------------------------------
                                       9

                                               PRUDENTIAL GLOBAL LIMITED
                                               MATURITY FUND, INC.
Notes to Financial Statements                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended October 31, 1998, they received approximately $6,900 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement for the year ended October 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended October 31, 1998, the Portfolio incurred fees of approximately $118,000 for the services of PMFS. As of October 31, 1998, approximately $8,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998 aggregated $27,944,541 and $49,294,551, respectively.

The United States federal income tax basis of the Portfolio's investments at October 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation of investments was $1,867,300 (gross unrealized appreciation--$2,062,528; gross unrealized depreciation--$3,929,828).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of October 31, 1998, of approximately $52,716,100 of which $4,207,200 expires in 2000, $32,949,600 expires in 2001, $12,011,000 expires in 2002, $1,565,600 expires in 2003, $326,200 expires in 2004 and $1,656,500 expires in 2006.
Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.

At October 31, 1998, the Portfolio had outstanding forward currency contracts to sell foreign currencies as follows:

                             Value at
Forward Currency          Settlement Date     Current     Appreciation
Sale Contracts              Receivable         Value      (Depreciation)
------------------------- ---------------   -----------   ------------
Australian Dollars,
  expiring 11/25/98......   $ 9,521,535     $ 9,569,245     $(47,710)
Canadian Dollars,
  expiring 11/25/98......     2,868,793       2,865,538        3,255
French Francs,
  expiring 11/25/98......     3,834,724       3,822,747       11,977
Japanese Yen,
  expiring 11/25/98......       848,293         861,522      (13,229)
Swiss Francs,
  expiring 11/25/98......     5,282,738       5,264,395       18,343
                          ---------------   -----------   ------------
                            $22,356,083     $22,383,447     $(27,364)
                          ---------------   -----------   ------------
                          ---------------   -----------   ------------

------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of October 31, 1998, the Portfolio has a 0.4% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represents $3,956,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,935,719.

Deutsche Bank Securities, Inc., 5.41%, in the principal amount of $260,000,000, repurchase price $260,117,217, due 11/2/98. The value of the collateral including accrued interest was $265,200,735.
--------------------------------------------------------------------------------
                                       10

                                               PRUDENTIAL GLOBAL LIMITED
                                               MATURITY FUND, INC.
Notes to Financial Statements                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Salomon Smith Barney Inc., 5.40%, in the principal amount of $260,000,000, repurchase price $260,117,000, due 11/2/98. The value of the collateral including accrued interest was $265,365,298.

Warburg Dillon Read LLC, 5.38%, in the principal amount of $160,825,000, repurchase price $160,897,103, due 11/2/98. The value of the collateral including accrued interest was $164,045,205.
------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Portfolio has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.

Transactions in shares of common stock for the fiscal years ended October 31, 1998 and 1997 were as follows.

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended October 31, 1998:
Shares sold.........................      60,910    $    492,071
Shares issued in reinvestment of
  dividends and distributions.......     595,087       4,814,179
Shares reacquired...................  (2,675,177)    (21,698,873)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (2,019,180)    (16,392,623)
Shares issued upon conversion from
  Class B...........................     165,902       1,366,795
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,853,278)   $(15,025,828)
                                      ----------    ------------
                                      ----------    ------------
Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended October 31, 1997:
Shares sold.........................   1,677,463    $ 14,801,446
Shares issued in reinvestment of
  dividends and distributions.......     550,154       4,710,600
Shares reacquired...................  (2,618,160)    (22,399,789)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (390,543)     (2,887,743)
Shares issued upon conversion from
  Class B...........................   2,682,675      22,909,615
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,292,132    $ 20,021,872
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended October 31, 1998:
Shares sold.........................      42,084    $    342,479
Shares issued in reinvestment of
  dividends and distributions.......      21,298         173,540
Shares reacquired...................    (165,425)     (1,347,329)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (102,043)       (831,310)
Shares reacquired upon conversion
  into Class A......................    (165,049)     (1,366,795)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (267,092)   $ (2,198,105)
                                      ----------    ------------
                                      ----------    ------------
Year ended October 31, 1997:
Shares sold.........................      53,550    $    462,980
Shares issued in reinvestment of
  dividends and distributions.......     128,673       1,112,119
Shares reacquired...................  (2,106,270)    (18,586,016)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (1,924,047)    (17,010,917)
Shares reacquired upon conversion
  into Class A......................  (2,672,625)    (22,909,615)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (4,596,672)   $(39,920,532)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Year ended October 31, 1998:
Shares sold.........................       3,889    $     32,000
Shares issued in reinvestment of
  dividends and distributions.......         820           6,683
Shares reacquired...................     (10,850)        (87,472)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (6,141)   $    (48,789)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                       11

                                               PRUDENTIAL GLOBAL LIMITED
                                               MATURITY FUND, INC.
Notes to Financial Statements                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended October 31, 1997:
Shares sold.........................      10,910    $     94,072
Shares issued in reinvestment of
  dividends and distributions.......         872           7,480
Shares reacquired...................      (5,205)        (44,196)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       6,577    $     57,356
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Year ended October 31, 1998:
Shares sold.........................       5,175    $     43,450
Shares issued in reinvestment of
  dividends and distributions.......         543           4,398
Shares reacquired...................         (11)            (84)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       5,707    $     47,764
                                      ----------    ------------
                                      ----------    ------------
January 27, 1997(a) through
  October 31, 1997:
Shares sold.........................         502    $      4,301
Shares issued in reinvestment of
  dividends and distributions.......           3              24
                                      ----------    ------------
Increase in shares outstanding......         505    $      4,325
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       12

                                                 PRUDENTIAL GLOBAL LIMITED
                                                 MATURITY FUND, INC.
Financial Highlights                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                          Class A
                                                  -------------------------------------------------------
                                                                  Year Ended October 31,
                                                  -------------------------------------------------------
                                                  1998(b)     1997(b)      1996        1995        1994
                                                  -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $  8.41     $  8.82     $  8.39     $  8.56     $  9.29
                                                  -------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................        .54         .60         .60         .61         .70
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................       (.29)       (.16)        .40        (.21)       (.86)
                                                  -------     -------     -------     -------     -------
   Total from investment operations...........        .25         .44        1.00         .40        (.16)
                                                  -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........       (.54)       (.60)       (.57)       (.48)      --
Distributions in excess of net investment
   income.....................................       (.22)       (.25)      --          --          --
Tax return of capital distributions...........       (.10)      --          --           (.09)       (.57)
                                                  -------     -------     -------     -------     -------
   Total distributions........................       (.86)       (.85)       (.57)       (.57)       (.57)
                                                  -------     -------     -------     -------     -------
Net asset value, end of year..................    $  7.80     $  8.41     $  8.82     $  8.39     $  8.56
                                                  -------     -------     -------     -------     -------
                                                  -------     -------     -------     -------     -------
TOTAL RETURN(a):..............................       3.01%       5.14%      12.35%       4.92%      (1.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $64,538     $85,109     $69,051     $18,216     $28,841
Average net assets (000)......................    $73,853     $83,590     $53,284     $20,153     $38,000
Ratios to average net assets:
   Expenses, including distribution fees......       1.36%       1.35%       1.32%       1.21%       1.17%
   Expenses, excluding distribution fees......       1.21%       1.20%       1.17%       1.06%       1.02%
   Net investment income......................       6.65%       6.94%       7.12%       7.25%       7.67%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................         40%         53%        101%        199%        232%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                                 PRUDENTIAL GLOBAL LIMITED
                                                 MATURITY FUND, INC.
Financial Highlights                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                            Class B
                                                  -----------------------------------------------------------
                                                                    Year Ended October 31,
                                                  -----------------------------------------------------------
                                                   1998(b)      1997(b)      1996         1995         1994
                                                  ---------     -------     -------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $    8.45     $  8.85     $  8.42     $   8.56     $   9.29
                                                  ---------     -------     -------     --------     --------
Income from investment operations
Net investment income.........................          .51         .55         .55          .56          .62
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.31)       (.16)        .40         (.19)        (.86)
                                                  ---------     -------     -------     --------     --------
   Total from investment operations...........          .20         .39         .95          .37         (.24)
                                                  ---------     -------     -------     --------     --------
Less distributions
Dividends from net investment income..........         (.51)       (.55)       (.52)        (.43)       --
Distributions in excess of net investment
   income.....................................         (.19)       (.24)      --           --           --
Tax return of capital distributions...........         (.10)      --          --            (.08)        (.49)
                                                  ---------     -------     -------     --------     --------
   Total distributions........................         (.80)       (.79)       (.52)        (.51)        (.49)
                                                  ---------     -------     -------     --------     --------
Net asset value, end of year..................    $    7.85     $  8.45     $  8.85     $   8.42     $   8.56
                                                  ---------     -------     -------     --------     --------
                                                  ---------     -------     -------     --------     --------
TOTAL RETURN(a):..............................         2.48%       4.59%      11.61%        4.60%       (2.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $   1,562     $ 2,397     $44,804     $108,454     $188,966
Average net assets (000)......................    $   2,397     $17,941     $70,794     $139,248     $281,143
Ratios to average net assets:
   Expenses, including distribution fees......         1.96%       1.95%       1.92%        1.83%        1.97%
   Expenses, excluding distribution fees......         1.21%       1.20%       1.17%        1.08%        1.02%
   Net investment income......................         6.03%       6.34%       6.51%        6.61%        6.82%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                                 PRUDENTIAL GLOBAL LIMITED
                                                 MATURITY FUND, INC.
Financial Highlights                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                  Class C
                                                  -----------------------------------------------------------------------
                                                                                                               August 1,
                                                                                                                1994(c)
                                                                  Year Ended October 31,                        Through
                                                  -------------------------------------------------------     October 31,
                                                   1998(f)       1997(f)         1996            1995            1994
                                                  ---------     ---------         -----           -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $    8.45     $    8.85       $  8.42         $  8.56         $  8.61
                                                  ---------     ---------         -----           -----           -----
Income from investment operations
Net investment income.........................          .50           .55           .55             .54             .14
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.30)         (.16)          .40            (.17)           (.06)
                                                  ---------     ---------         -----           -----           -----
   Total from investment operations...........          .20           .39           .95             .37             .08
                                                  ---------     ---------         -----           -----           -----
Less distributions
Dividends from net investment income..........         (.50)         (.55)         (.52)           (.43)         --
Distributions in excess of net investment
   income.....................................         (.20)         (.24)       --              --              --
Tax return of capital distributions...........         (.10)       --            --                (.08)           (.13)
                                                  ---------     ---------         -----           -----           -----
   Total distributions........................         (.80)         (.79)         (.52)           (.51)           (.13)
                                                  ---------     ---------         -----           -----           -----
Net asset value, end of period................    $    7.85     $    8.45       $  8.85         $  8.42         $  8.56
                                                  ---------     ---------         -----           -----           -----
                                                  ---------     ---------         -----           -----           -----
TOTAL RETURN(a):..............................         2.48%         4.59%        11.61%           4.60%           0.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $      51     $     107       $    54         $   755(e)      $   200(e)
Average net assets (000)......................    $      64     $     116       $     4         $ 1,461(e)      $   199(e)
Ratios to average net assets:
   Expenses, including distribution fees......         1.96%         1.95%         1.92%           1.70%            .93%(b)
   Expenses, excluding distribution fees......         1.21%         1.20%         1.17%            .95%            .18%(b)
   Net investment income......................         6.07%         6.36%         6.35%           6.43%           7.02%(b)

                                                          Class Z
                                                ---------------------------
                                                                January 27,
                                                                  1997(d)
                                                Year Ended        Through
                                                October 31,     October 31,
                                                  1998(f)         1997(f)
                                                -----------         -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $      8.44       $  8.57
                                                -----------         -----
Income from investment operations
Net investment income.........................          .55           .43
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.28)         (.11)
                                                -----------         -----
   Total from investment operations...........          .27           .32
                                                -----------         -----
Less distributions
Dividends from net investment income..........         (.55)         (.43)
Distributions in excess of net investment
   income.....................................         (.22)         (.02)
Tax return of capital distributions...........         (.10)       --
                                                -----------         -----
   Total distributions........................         (.87)         (.45)
                                                -----------         -----
Net asset value, end of period................  $      7.84       $  8.44
                                                -----------         -----
                                                -----------         -----
TOTAL RETURN(a):..............................         3.28%         3.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $        49       $     4
Average net assets (000)......................  $        43       $   308(e)
Ratios to average net assets:
   Expenses, including distribution fees......         1.21%         1.20%(b)
   Expenses, excluding distribution fees......         1.21%         1.20%(b)
   Net investment income......................         6.83%        14.07%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Figures are actual and not rounded to the nearest thousand.
(f) Calculated based upon average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                                   PRUDENTIAL GLOBAL LIMITED
                                                   MATURITY FUND, INC.
Report of Independent Accountants                  LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio (the "Fund") at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three periods in the period ended October 31, 1996 were audited by other independent accountants, whose opinion dated December 12, 1996 was unqualified.

1177 Avenue of the Americas
New York, New York
December 21, 1998


                                                   PRUDENTIAL GLOBAL LIMITED
Important Notice for Certain Shareholders          MATURITY FUND, INC.
(Unaudited)                                        LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the mutual fund meets certain requirements mandated by the prospective state's taxing authorities. We are pleased to report that 7% of the dividends paid by the Prudential Global Limited Maturity Fund, Inc., Limited Maturity Portfolio qualify for such deduction.

For more information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.
--------------------------------------------------------------------------------
                                       16

Comparing A $10,000 Investment.
Prudential Global Limited Maturity Fund, Inc. - Limited
Maturity Portfolio vs. J.P. Morgan Global Short-Term Index.

Past performance is not indicative of future results. Principal and investment return will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. The boxes on top of the graphs are designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

[EDGAR Representation of Graph]

Class A     11/1/90 to 10/31/98
     Prudential Global Limited Maturity Fund        $14,490
     J.P. Morgan Global ST Index                    $17,295
            Best Year    1996    12.73%
            Worst Year   1994    -4.70%

Class B     11/1/90 to 10/31/98
     Prudential Global Limited Maturity Fund        $14,156
     J.P. Morgan Global ST Index                    $17,295
            Best Year    1996    11.98%
            Worst Year   1994    -5.13%

Class C     8/1/94 to 10/31/98
     Prudential Global Limited Maturity Fund        $12,481
     J.P. Morgan Global ST Index                    $13,206
            Best Year    1996    11.98%
            Worst Year   1994     3.28%

Class Z     1/27/97 to 10/31/98
     Prudential Global Limited Maturity Fund        $10,693
     J.P. Morgan Global ST Index                    $11,146

      AVERAGE ANNUAL TOTAL
       RETURNS - CLASS A
     ----------------------
       WITH SALES LOAD
       4.75% Since Inception
       3.97% for 5 Years
       -0.08% for 1 Year
       WITHOUT SALES LOAD
       5.15% Since Inception
       4.61% for 5 Years
       3.01% for 1 Year

      AVERAGE ANNUAL TOTAL
       RETURNS - CLASS B
     ----------------------
       WITH SALES LOAD
       4.44% Since Inception
       4.03% for 5 Years
       -0.52% for 1 Year
       WITHOUT SALES LOAD
       4.44% Since Inception
       4.03% for 5 Years
       2.48% for 1 Year

      AVERAGE ANNUAL TOTAL
       RETURNS - CLASS C
     ----------------------
       WITH SALES LOAD
       5.60% Since Inception
       1.48% for 1 Year
       WITHOUT SALES LOAD
       5.60% Since Inception
       2.48% for 1 Year

      AVERAGE ANNUAL TOTAL
       RETURNS - CLASS Z
     ----------------------
       WITH SALES LOAD
       3.89% Since Inception
       3.28% for 1 Year

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential Global Limited Maturity Fund, Inc. -- Limited Maturity Portfolio (Class A, B, C, and Z shares) with a similar investment in the J.P. Morgan Global Short-Term Index (GSTI) by portraying the initial account values at the commencement of operations of each class, and subsequent account values at the end of each fiscal year (October 31), as measured on a quarterly basis, beginning in 1990 for Class A shares and Class B shares, 1994 for Class C shares, and 1997 for Class Z shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on October 31, 1998; (c) beginning November 2, 1998, Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. This change is not reflected in the charts to the right;(d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.
Class Z shares are not subject to a sales charge or distribution fee.

The J.P. Morgan GSTI is a weighted index of liquid, short-term government bonds of the following nations: Belgium, Sweden, Germany, Australia, Canada, Denmark, France, Italy, Japan, the Netherlands, Spain, the United States, and the United Kingdom. The J.P. Morgan GSTI is an unmanaged index and changes in market capitalization are revised monthly. The J.P. Morgan GSTI does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities which comprise the J.P. Morgan GSTI may differ substantially from securities held by the Fund. The J.P. Morgan GSTI is not the only index that may be used to characterize performance of global income funds and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management Ltd.,
115 Houndsditch
London EC3A7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74433F108  74433F207  74433F504  74433F603     MF144E

                  SEMI-ANNUAL REPORT OF LIMITED MATURITY FUND


                        FOR THE SEMI-ANNUAL PERIOD ENDED


                                 APRIL 30, 1999

(ICON)

Prudential
Global
Limited
Maturity
Fund, Inc.
-------------------------------
Limited Maturity
Portfolio

SEMI
ANNUAL
REPORT
April 30, 1999

(LOGO)

Prudential Global Limited Maturity Fund, Inc.
Limited Maturity Portfolio

Performance At A Glance
As a global financial crisis faded during the six months ended April 30, 1999, many investors sold conservative securities, such as U.S. Treasuries, and purchased emerging market bonds and other higher-yielding assets. Although we adopted this strategy in the Prudential Global Limited Maturity Fund--Limited Maturity Portfolio, the Fund's still sizable exposure to Treasuries hurt its performance. The Fund is also restricted to owning short- and intermediate-term debt securities, while the Lipper Average primarily includes funds that also invest in longer-term bonds. Among European and emerging market bonds, longer-term bonds rallied the most. Therefore, the Fund's returns trailed the Lipper Average for the six months.

Cumulative Total Returns1                   As of 4/30/99
                                Six     One     Five      Since
                               Months   Year    Years   Inception2
Class A                         1.12%   -0.11%  27.31%    51.05%
Class B                         0.84    -0.68   23.93     42.75
Class C                         0.84    -0.68    N/A      27.13
Class Z                         1.09    -0.05    N/A       8.10
Lipper Global Inc. Fund Avg.3   1.48     2.49   38.07      ***

Average Annual Total Returns1                    As of 3/31/99
              One     Five      Since
              Year    Years   Inception2
Class A      -3.48%   4.29%     4.54%
Class B      -3.95    4.36      4.22
Class C      -2.94    N/A       4.88
Class Z      -0.19    N/A       3.30

Distributions andYields                        As of 4/30/99
                 Total Distributions   30-Day
                  Paid for Six Mos.   SEC Yield
Class A                $0.27            4.76%
Class B                $0.25            4.41
Class C                $0.25            4.37
Class Z                $0.28            5.17

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 3%, 2%, 1% and 1% for four years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately five years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A and Class B, 11/1/90; Class C, 8/1/94; Class Z, 1/27/97.

3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 76.98% for Class A and Class B, 39.45% for Class C, and 10.10% for Class Z based on all funds in each share class.

How Investments Compared
(As of 4/30/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Managers' Report

(PHOTO)
Simon Wells and Gabriel Irwin
Fund Managers

Investment Goals and Style
The Fund seeks total return by investing primarily in debt securities denominated in the U.S. dollar and a range of foreign currencies. The Fund's weighted average maturity ranges from more than two to less than five years, with each security generally maturing in no more than 10 years. The Fund may invest up to 20% of its total investments in securities rated below investment grade, but with a minimum rating of single-B by Moody's Investors Service, Standard & Poor's Ratings Service, or another nationally recognized credit-rating organization. The Fund is nondiversified, meaning it may invest more than 5% of its total assets in the securities of one or more issuers. This carries greater risk and greater share price volatility than investments held in a more diversified portfolio.

Performance Review
Market sentiment shifted in favor of higher-yielding bonds When our reporting period began in November 1998, a dramatic shift in market sentiment was under way. Many investors who had previously purchased the safest government securities, such as U.S. Treasuries, began to sell them and buy corporate bonds, emerging market bonds, and other higher-yielding assets. This change occurred largely because the Federal Reserve took steps to prevent a global financial crisis from causing a recession in the United States that could have harmed the fragile world economy. The Federal Reserve cut the Federal funds rate (the rate U.S. banks charge each other for overnight loans) by a quarter percentage point on September 29, October 15, and November 17, leaving the key rate at 4.75%. Reducing rates stimulates economic growth by lowering borrowing costs. Reassured by the Federal Reserve's effort to protect the U.S. economy, financial markets calmed down, and many investors saw less need to own conservative assets such as Treasuries.

Owning Treasuries hurt our performance
As 1998 drew to a close, concern about a potential recession in the United States was replaced by fears that the economy was growing rapidly enough to ignite higher inflation. Investors dislike inflation because it erodes the value of a bond's fixed interest payments. Investors therefore typically push bond yields higher and prices lower in order to compensate for an anticipated rise in inflation. Under this scenario, we expected the sell-off in Treasuries to continue--and it did. We cut Treasuries from 19.5% of the Fund's total investments as of October 31, 1998 to 11.8% as of April 30, 1999 primarily by selling Treasury notes maturing in eight years. Trimming Treasuries helped to lower the Fund's duration from 3.9 years to 3.3 years. Duration is a measure of the Fund's sensitivity to changes in interest rates. The shorter duration made the Fund less sensitive to the rise in Treasury yields and the decline in their prices. Nevertheless, the Fund's still considerable exposure to Treasuries and the bonds of other dollar-bloc nations (Canada, Australia, and New Zealand) hurt its performance.

Merger Proposal
The Directors have approved a proposal to merge the Fund into The Global Total Return Fund, Inc., which is also managed by Gabriel Irwin and Simon Wells. The proposal will have to be approved by a shareholder proxy vote in July 1999. If approved, the merger is set to occur in September 1999.

Buying emerging market bonds helped the Fund In contrast to the dismal performance of Treasuries, prices of emerging market bonds climbed, helped by positive developments in Brazil. After the Brazilian currency, the real, was devalued in January 1999, the nation's government acted quickly to regain the confidence of global investors. It cut spending, raised taxes, and appointed a new central bank president who lowered interest rates as the value of the real stabilized. Encouraged by these moves, investor demand increased for Brazilian debt securities and other emerging market bonds. A portion of our proceeds from selling Treasuries was invested in the government bonds of emerging market nations such as Argentina, Panama, and Venezuela, some of which were denominated in U.S. dollars. We also bought bonds of Corporacion Andina de Formento, a supranational entity. Increasing exposure to emerging market bonds from 17.25% of the Fund's total investments as of October 31, 1998 to 22% at the end of April 1999 helped its performance.

Similarly, the Fund benefited from owning government bonds of Germany and several other European nations (35.7% of its total investments as of the end of April 1999). Their prices rose amid lackluster economic growth and continued low inflation. Among emerging market and European debt securities, long-term bonds posted the sharpest price increases. Because the Fund is generally limited to holding bonds maturing in 10 years or less, it failed to reap the full benefit of this rally.

Looking Ahead
European bonds favored over Treasuries In the first four months of 1999, the new European single currency, the euro, lost more than 9% against the U.S. dollar. This trend reflected concern about the Kosovo conflict and the superior performance of the U.S. economy relative to that of Europe. U.S. economic growth has remained so strong that the Federal Reserve is considering increasing short-term rates due to concern about the potential buildup of inflation. By contrast, the combination of sluggish economic growth and tame inflation in the 11-nation euro currency zone continues to bode well for its bonds. That is why we will continue to favor European government bonds over Treasuries in coming months. We believe European economic growth will begin to rebound as the weak euro has made the region's exports more competitive.

Five Largest Issuers
Expressed as a percentage of net assets as of 4/30/99

U.S. Treasury Bonds         11.8%
Danish Government Bonds      6.7
Queensland Treasury Corp.    5.1
German Government Bonds      4.1
Federal National Mortgage    3.2
Association (AUD)

A Message to Our Shareholders      June 18, 1999

(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies, and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation-- which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
Chief Investment Officer
Prudential Investments

Portfolio of Investments as           PRUDENTIAL GLOBAL LIMITED
of April 30, 1999                     MATURITY FUND, INC.
(Unaudited)                           LIMITED MATURITY PORTFOLIO
------------------------------------------------------------
------------------------------------------------------------

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
-----------------------------------------------------------
LONG-TERM INVESTMENTS--83.0%
-----------------------------------------------------------
Australia--8.3%
A$     2,675 Federal National Mortgage
                Association,
                6.375%, 8/15/07                  $ 1,838,320
     4,000   Queensland Treasury Corporation,
                8.00%, 5/14/03                     2,900,248
                                                 -----------
                                                   4,738,568
------------------------------------------------------------
Canada--5.8%
C$     2,000 British Columbia Municipal Fin.
                Auth.,
                6.75%, 4/24/07                     1,479,507
     2,500   Province of Quebec,
                6.50%, 10/1/07                     1,827,810
                                                 -----------
                                                   3,307,317
------------------------------------------------------------
Denmark--6.7%
DKr   23,000 Danish Government Bonds,
                7.00%, 12/15/04                    3,818,166
------------------------------------------------------------
Euro--8.3%
EUR    1,134 Dutch Government Bonds,
                6.50%, 4/15/03                     1,349,870
             German Government Bonds,
     1,303   6.00%, 1/5/06                         1,573,163
     1,000   Zero Coupon, 7/4/07                     773,903
       800   Spanish Government Bonds,
                8.00%, 5/30/04                     1,029,368
                                                 -----------
                                                   4,726,304
Germany--6.1%
DM     3,000 Republic of Columbia,
                7.25%, 12/21/00                  $ 1,682,312
     3,000   Tokyo Gas Co. Ltd.,
                7.00%, 7/27/05                     1,825,954
                                                 -----------
                                                   3,508,266
------------------------------------------------------------
Greece--1.9%
GRD  325,000 Hellenic Republic,
                11.90%, 12/31/03, FRN              1,094,912
------------------------------------------------------------
Hungary--0.2%
HUF   30,000 Hungarian Government Bonds,
                15.00%, 7/24/01                      129,871
------------------------------------------------------------
New Zealand--5.6%
NZ$    2,800 Federal National Mortgage
                Association,
                7.25%, 6/20/02                     1,631,628
     1,400   Int'l Bank Recon. & Dev.,
                7.25%, 5/27/03                       819,529
     1,200   New Zealand Government Bonds,
                8.00%, 4/15/04                       744,189
                                                 -----------
                                                   3,195,346
------------------------------------------------------------
Russia--0.1%
             European Bank Recon. & Dev.,
Rub     2,200 31.00%, 5/5/00                          46,307
     3,500   Zero Coupon, 5/28/02                     14,167
                                                 -----------
                                                      60,474

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as           PRUDENTIAL GLOBAL LIMITED
of April 30, 1999                     MATURITY FUND, INC.
(Unaudited)                           LIMITED MATURITY PORTFOLIO
------------------------------------------------------------

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
Sweden--3.0%
SEK   13,000 Swedish Government Bonds,
                6.00%, 2/9/05                    $ 1,729,114
------------------------------------------------------------
United Kingdom--5.7%
BP       421 Banco Central del Uruguay,
                6.00%, 2/19/07, FRN                  620,369
       500   United Kingdom Treasury Notes,
                9.00%, 10/13/08                    1,064,777
       900   Powergen PLC,
                8.875%, 3/26/03                    1,584,002
                                                 -----------
                                                   3,269,148
------------------------------------------------------------
United States--31.3%
Central Banks--3.0%
US$      750 Banco del Estado Chile,
                8.39%, 8/1/01                        771,218
     1,000   Central Bank of Tunisia,
                7.50%, 9/19/07                       970,000
                                                 -----------
                                                   1,741,218
------------------------------------------------------------
Sovereign Bonds--12.2%
       500   Jamaican Government Bonds,
                9.625%, 7/2/02                       460,000
     1,000   Ministry of Finance (Russia),
                10.00%, 6/26/07                      401,250
       500   National Republic of Bulgaria,
                2.50%, 7/28/12                       303,150
       465   Republic of Argentina, FRB,
                5.9375%, 3/31/05                     413,292
       246   Republic of Brazil, IDU,
                6.0625%, 1/1/01                      233,405
US$    1,434 Republic of Croatia, FRN,
                5.8125%, 7/31/06                 $ 1,182,947
     1,000   Republic of Italy,
                7.00%, 9/18/01                     1,029,500
       400   Republic of Lithuania,
                7.125%, 7/22/02                      372,000
       400   Republic of Panama,
                7.875%, 2/13/02                      389,000
       214   Republic of Venezuela,
                5.9375%, 12/18/07                    171,963
       500   Sultan of Oman,
                7.125%, 3/20/02                      504,375
     1,015   Trinidad & Tobago Republic,
                9.75%, 11/3/00                     1,025,150
       500   United Mexican States,
                9.75%, 2/6/01                        521,375
                                                 -----------
                                                   7,007,407
------------------------------------------------------------
Supranational Bonds--4.3%
       500   Corporacion Andina de Formento,
                5.9261%, 4/3/01                      490,000
     2,000   General Motors Acceptance Corp.,
                Global Note,
                5.75%, 11/10/03                    1,975,800
                                                 -----------
                                                   2,465,800
------------------------------------------------------------
U.S. Government Obligations--11.8%
             United States Treasury Bonds,
     3,500   6.125%, 9/30/00                       3,549,770
     1,000   7.875%, 11/15/04                      1,120,620
     2,000   6.25%, 2/15/07                        2,105,320
                                                 -----------
                                                   6,775,710
                                                 -----------
                                                  17,990,135
                                                 -----------
             Total long-term investments
                (cost US$50,014,433)              47,567,621
                                                 -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Portfolio of Investments as of April 30, 1999
(Unaudited)
------------------------------------------------------------

Principal                                        US$
Amount                                           Value
(000)        Description                         (Note 1)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--13.4%
------------------------------------------------------------
Hungary--1.3%
             Hungarian Government Bonds,
HUF  130,000 16.50%, 7/24/99                     $   550,624
    50,000   16.00%, 4/12/00                         213,921
                                                 -----------
                                                     764,545
------------------------------------------------------------
Netherlands--1.7%
NLG    2,000 Republic of Argentina,
                7.625%, 7/5/99                       957,262
------------------------------------------------------------
United States--1.8%
US$    1,000 Cadbury Schweppes PLC,
                6.25%, 10/4/99                     1,002,500
------------------------------------------------------------
Repurchase Agreement--8.6%
     4,958   Joint Repurchase Agreement
                Account,
                4.90%, 5/3/99, (Note 5)            4,958,000
                                                 -----------
             Total short-term investments
                (cost US$7,941,623)                7,682,307
                                                 -----------
------------------------------------------------------------
Total Investments--96.4%
             (cost US$57,956,056; Note 4)         55,249,928
             Other assets in excess of
                liabilities--3.6%                  2,080,909
                                                 -----------
             Net Assets--100%                    $57,330,837
                                                 -----------
                                                 -----------

---------------
Portfolio securities are classified by country according to the security's currency denomination.
FRB--Floating Rate Bond.
FRN--Floating Rate Note.
IDU--Interest Due and Unpaid Bonds.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

                                          PRUDENTIAL GLOBAL LIMITED
Statement of Assets and Liabilities       MATURITY FUND, INC.
(Unaudited)                               LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost $57,956,056)....................................................................       $ 55,249,928
Foreign currency, at value (cost $766,895)..................................................................            764,479
Interest receivable.........................................................................................          1,129,372
Receivable for investments sold.............................................................................            728,499
Forward currency contracts - net amount receivable from counterparties......................................             64,705
Receivable for Fund shares sold.............................................................................              3,997
Other assets................................................................................................              1,708
                                                                                                                  --------------
   Total assets.............................................................................................         57,942,688
                                                                                                                  --------------
Liabilities
Bank overdraft..............................................................................................              7,704
Forward currency contracts - net amount payable to counterparties...........................................            161,375
Payable for Fund shares reacquired..........................................................................            141,078
Accrued expenses............................................................................................            135,713
Dividends payable...........................................................................................            127,352
Due to Manager..............................................................................................             26,276
Due to Distributor..........................................................................................             12,353
                                                                                                                  --------------
   Total liabilities........................................................................................            611,851
                                                                                                                  --------------
Net Assets..................................................................................................       $ 57,330,837
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $      7,530
   Paid-in capital in excess of par.........................................................................        113,506,668
                                                                                                                  --------------
                                                                                                                    113,514,198
   Distributions in excess of net investment income.........................................................           (834,963)
   Accumulated net realized loss on investments.............................................................        (52,493,525)
   Net unrealized depreciation on investments and foreign currencies........................................         (2,854,873)
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................       $ 57,330,837
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($56,249,371 / 7,388,612 shares of common stock issued and outstanding)...............................              $7.61
   Maximum sales charge (3.00% of offering price)...........................................................                .24
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $7.85
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($996,379 / 130,014 shares of common stock issued and outstanding)....................................              $7.66
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($33,842 / 4,416 shares of common stock issued and outstanding).......................................              $7.66
   Sales charge (1.00% of offering price)...................................................................                .08
                                                                                                                  --------------
   Offering price to public.................................................................................              $7.74
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($51,245 / 6,697 shares of common stock issued and outstanding).......................................              $7.65
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                    Ended
Net Investment Income                           April 30, 1999
Income
   Interest (net of foreign withholding tax
      of $378)...............................    $  2,391,622
                                                --------------
Expenses
   Management fee............................         170,136
   Distribution fee--Class A.................          64,993
   Distribution fee--Class B.................           4,641
   Distribution fee--Class C.................             178
   Custodian's fees and expenses.............          89,000
   Transfer agent's fees and expenses........          60,000
   Reports to shareholders...................          19,000
   Audit fees and expenses...................          16,000
   Legal fees and expenses...................          12,000
   Directors' fees and expenses..............          10,000
   Registration fees.........................           7,000
   Miscellaneous.............................           1,780
                                                --------------
      Total expenses.........................         454,728
                                                --------------
Net investment income........................       1,936,894
                                                --------------
Realized and Unrealized
Loss on Investments and
Foreign Currency Transactions
Net realized loss on:
   Investment transactions...................        (211,654)
   Foreign currency transactions.............         (77,266)
                                                --------------
                                                     (288,920)
                                                --------------
Net change in unrealized appreciation (depreciation) of:
   Investments...............................        (838,828)
   Foreign currencies........................        (165,485)
                                                --------------
                                                   (1,004,313)
                                                --------------
Net loss on investments and foreign
   currencies................................      (1,293,233)
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $    643,661
                                                --------------
                                                --------------

PRUDENTIAL GLOBAL LIMITED
MATURITY FUND, INC.
LIMITED MATURITY PORTFOLIO
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                        Ended        Year Ended
Increase (Decrease)                   April 30,     October 31,
in Net Assets                           1999            1998
Operations
   Net investment income...........  $ 1,936,894    $  5,065,455
   Net realized loss on investment
      and foreign currency
      transactions.................     (288,920)     (3,744,181)
   Net change in unrealized
      appreciation (depreciation)
      of investments and foreign
      currencies...................   (1,004,313)      1,210,478
                                     -----------    ------------
Net increase in net assets
   resulting from operations.......      643,661       2,531,752
                                     -----------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A......................   (1,898,543)     (4,900,891)
      Class B......................      (35,445)       (157,098)
      Class C......................       (1,356)         (4,724)
      Class Z......................       (1,550)         (2,742)
                                     -----------    ------------
                                      (1,936,894)     (5,065,455)
                                     -----------    ------------
   Distributions in excess of net
      investment income
      Class A......................     (225,653)     (2,132,264)
      Class B......................       (4,213)        (68,349)
      Class C......................         (161)         (2,055)
      Class Z......................         (184)         (1,193)
                                     -----------    ------------
                                        (230,211)     (2,203,861)
                                     -----------    ------------
   Tax return of capital distributions
      Class A......................           --        (964,282)
      Class B......................           --         (30,910)
      Class C......................           --            (929)
      Class Z......................           --            (539)
                                     -----------    ------------
                                              --        (996,660)
                                     -----------    ------------
Fund share transactions (net of share conversions) (Note 6):
   Net proceeds from shares sold...      288,399         910,000
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    1,307,551       4,998,800
   Cost of shares reacquired.......   (8,940,815)    (23,133,758)
                                     -----------    ------------
Net decrease in net assets from
   Fund share transactions.........   (7,344,865)    (17,224,958)
                                     -----------    ------------
Total decrease.....................   (8,868,309)    (22,959,182)
Net Assets
Beginning of period................   66,199,146      89,158,328
                                     -----------    ------------
End of period......................  $57,330,837    $ 66,199,146
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

                                        PRUDENTIAL GLOBAL LIMITED
Notes to Financial Statements           MATURITY FUND, INC.
(Unaudited)                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Prudential Global Limited Maturity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a nondiversified, open-end, management investment company. The Fund was incorporated in Maryland on February 21, 1990. The Limited Maturity Portfolio (the 'Portfolio') commenced investment operations on November 1, 1990. The investment objective of the Portfolio is to maximize total return, the components of which are current income and capital appreciation, by investing primarily in a portfolio of investment grade debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific country or industry.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Government securities for which quotations are available will be based on prices provided by an independent pricing service or broker-dealer. Other portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the average of the quoted bid and asked prices provided by an independent pricing service or by principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the fiscal period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.
Net realized gain on foreign currency transactions represents net foreign exchange gains or losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its
--------------------------------------------------------------------------------
                                       8

                                        PRUDENTIAL GLOBAL LIMITED
Notes to Financial Statements           MATURITY FUND, INC.
(Unaudited)                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund declares daily and pays dividends from book basis net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions.
Reclassification of Capital Accounts: The Portfolio accounts and reports for distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position was to reclassify $511,535 of foreign currency losses from accumulated net realized losses on investments to distributions in excess of net investment income. Net investment income, net realized gains and net assets were not affected by this change.
Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC, through an agreement with PRICOA Asset Management Ltd. ('PRICOA'), furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC (which in turn pays PRICOA), the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of .55 of 1% of the average daily net assets of the Portfolio.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period November 1, 1998 through December 31, 1998. Effective January 1, 1999, such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively.
--------------------------------------------------------------------------------
                                        PRUDENTIAL GLOBAL LIMITED
Notes to Financial Statements           MATURITY FUND, INC.
(Unaudited)                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
PIMS has advised the Fund that it has received approximately $300 in front-end sales charges resulting from sales of Class A and Class C shares during the six months ended April 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Fund that for the six months ended April 30, 1999, it received approximately $2,400 and $200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended March 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.
PIMS, PIFM, PIC and PRICOA are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended April 30, 1999, the Portfolio incurred fees of approximately $50,800 for the services of PMFS. As of April 30, 1999, approximately $9,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments and options, for the six months ended April 30, 1999 aggregated $14,015,745 and $23,224,785, respectively.
The United States federal income tax basis of the Portfolio's investments at April 30, 1999 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation of investments was $2,706,128 (gross unrealized appreciation--$766,622; gross unrealized depreciation--$3,472,750).
For federal income tax purposes, the Portfolio had a capital loss carryforward as of October 31, 1998, of approximately $52,716,100 of which $4,207,200 expires in 2000, $32,949,600 expires in 2001, $12,011,000 expires in 2002, $1,565,600 expires in 2003, $326,200 expires in 2004 and $1,656,500 expires in 2006. Accordingly, no capital gains distributions are expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
At April 30, 1999, the Portfolio had outstanding forward currency contracts both to purchase and sell foreign currencies as follows:

                              Value at
Forward Currency           Settlement Date     Current
Purchase Contracts             Payable          Value       Depreciation
-------------------------- ---------------   -----------   --------------
Euros,
  expiring 5/25/99........   $ 2,058,109     $ 2,056,442      $ (1,667)
Swedish Krona,
  expiring 5/6/99.........       882,620         867,506       (15,114)
                           ---------------   -----------   --------------
                             $ 2,940,729     $ 2,923,948      $(16,781)
                           ---------------   -----------   --------------
                           ---------------   -----------   --------------

                             Value at
Forward Currency          Settlement Date     Current     Appreciation/
Sale Contracts              Receivable         Value      Depreciation
------------------------- ---------------   -----------   ------------
Canadian Dollars,
  expiring 5/25/99.......   $ 2,303,523     $ 2,330,497     $(26,974)
Euros,
  expiring 5/6/99........       882,620         862,750       19,870
Greek Drachma,
  expiring 5/25/99.......     1,109,380       1,110,955       (1,575)
Japanese Yen,
  expiring 5/25/99.......       847,249         842,478        4,771
New Zealand Dollars,
  expiring 5/25/99.......     6,884,717       7,000,182     (115,465)
Pound Sterling,
  expiring 5/25/99.......       948,729         949,309         (580)
Swiss Francs,
  expiring 5/25/99.......     4,714,475       4,674,411       40,064
                          ---------------   -----------   ------------
                            $17,690,693     $17,770,582     $(79,889)
                          ---------------   -----------   ------------
                          ---------------   -----------   ------------

--------------------------------------------------------------------------------
                                       10

                                        PRUDENTIAL GLOBAL LIMITED
Notes to Financial Statements           MATURITY FUND, INC.
(Unaudited)                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 1999, the Portfolio has a 0.9% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Portfolio represents $4,958,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,641,618.
Merrill Lynch, Pierce, Fenner & Smith, Inc., 4.90%, in the principal amount of $121,448,000, repurchase price $121,497,591, due 5/3/99. The value of the collateral including accrued interest was $123,877,485.
Salomon Smith Barney, Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,037,359.
Warburg Dillon Read LLC, 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,001,025.
------------------------------------------------------------
Note 6. Capital
The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Portfolio has authorized 2 billion shares of common stock at $.001 par value per share equally divided into Class A, B, C and Z shares.
Transactions in shares of common stock for the six months ended April 30, 1999 and the year ended October 31, 1998 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Six months ended April 30, 1999:
Shares sold.........................      29,104    $    226,905
Shares issued in reinvestment of
  dividends and distributions.......     165,599       1,281,405
Shares reacquired...................  (1,114,134)     (8,599,958)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (919,431)     (7,091,648)
Shares issued upon conversion from
  Class B...........................      38,263         297,545
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (881,168)   $ (6,794,103)
                                      ----------    ------------
                                      ----------    ------------
Year ended October 31, 1998:
Shares sold.........................      60,910    $    492,071
Shares issued in reinvestment of
  dividends and distributions.......     595,087       4,814,179
Shares reacquired...................  (2,675,177)    (21,698,873)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (2,019,180)    (16,392,623)
Shares issued upon conversion from
  Class B...........................     165,902       1,366,795
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,853,278)   $(15,025,828)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Six months ended April 30, 1999:
Shares sold.........................       5,623    $     43,747
Shares issued in reinvestment of
  dividends and distributions.......       3,013          23,486
Shares reacquired...................     (39,519)       (308,390)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (30,883)       (241,157)
Shares reacquired upon conversion
  into Class A......................     (38,019)       (297,545)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (68,902)   $   (538,702)
                                      ----------    ------------
                                      ----------    ------------
Year ended October 31, 1998:
Shares sold.........................      42,084    $    342,479
Shares issued in reinvestment of
  dividends and distributions.......      21,298         173,540
Shares reacquired...................    (165,425)     (1,347,329)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (102,043)       (831,310)
Shares reacquired upon conversion
  into Class A......................    (165,049)     (1,366,795)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (267,092)   $ (2,198,105)
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------
                                        PRUDENTIAL GLOBAL LIMITED
Notes to Financial Statements           MATURITY FUND, INC.
(Unaudited)                             LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Six months ended April 30, 1999:
Shares sold.........................       2,015    $     15,747
Shares issued in reinvestment of
  dividends and distributions.......         115             897
Shares reacquired...................      (4,200)        (32,467)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (2,070)   $    (15,823)
                                      ----------    ------------
                                      ----------    ------------
Year ended October 31, 1998:
Shares sold.........................       3,889    $     32,000
Shares issued in reinvestment of
  dividends and distributions.......         820           6,683
Shares reacquired...................     (10,850)        (87,472)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................      (6,141)   $    (48,789)
                                      ----------    ------------
                                      ----------    ------------
Class Z
------------------------------------
Six months ended April 30, 1999:
Shares sold.........................         258    $      2,000
Shares issued in reinvestment of
  dividends and distributions.......         227           1,763
                                      ----------    ------------
Net increase in shares
  outstanding.......................         485    $      3,763
                                      ----------    ------------
                                      ----------    ------------
Year ended October 31, 1998:
Shares sold.........................       5,175    $     43,450
Shares issued in reinvestment of
  dividends and distributions.......         543           4,398
Shares reacquired...................         (11)            (84)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       5,707    $     47,764
                                      ----------    ------------
                                      ----------    ------------

------------------------------------------------------------
Note 7. Proposed Merger
On May 26, 1999, the Directors approved an Agreement and Plan of Reorganization and Liquidation of the Fund (the 'Plan of Reorganization') which provides for the transfer of substantially all of the assets and liabilities of the Fund to The Global Total Return Fund, Inc. Class A, B, C, and Z shares of the Fund will be exchanged at net asset value for Class A, B, C, and Z shares of the equivalent value of The Global Total Return Fund, Inc. The Fund will then cease operations.
--------------------------------------------------------------------------------

                                              PRUDENTIAL GLOBAL LIMITED
                                              MATURITY FUND, INC.
Financial Highlights (Unaudited)              LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                 Class A
                                                  ----------------------------------------------------------------------
                                                  Six Months
                                                    Ended                        Year Ended October 31,
                                                  April 30,      -------------------------------------------------------
                                                   1999(b)       1998(b)     1997(b)      1996        1995        1994
                                                  ----------     -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........     $   7.80      $  8.41     $  8.82     $  8.39     $  8.56     $  9.29
                                                  ----------     -------     -------     -------     -------     -------
Income from investment operations
Net investment income.........................          .24          .54         .60         .60         .61         .70
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................         (.16)        (.29)       (.16)        .40        (.21)       (.86)
                                                  ----------     -------     -------     -------     -------     -------
   Total from investment operations...........          .08          .25         .44        1.00         .40        (.16)
                                                  ----------     -------     -------     -------     -------     -------
Less distributions
Dividends from net investment income..........         (.24)        (.54)       (.60)       (.57)       (.48)      --
Distributions in excess of net investment
   income.....................................         (.03)        (.22)       (.25)      --          --          --
Tax return of capital distributions...........       --             (.10)      --          --           (.09)       (.57)
                                                  ----------     -------     -------     -------     -------     -------
   Total distributions........................         (.27)        (.86)       (.85)       (.57)       (.57)       (.57)
                                                  ----------     -------     -------     -------     -------     -------
Net asset value, end of period................     $   7.61      $  7.80     $  8.41     $  8.82     $  8.39     $  8.56
                                                  ----------     -------     -------     -------     -------     -------
                                                  ----------     -------     -------     -------     -------     -------
TOTAL RETURN(a):..............................         1.12%        3.01%       5.14%      12.35%       4.92%      (1.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $ 56,249      $64,538     $85,109     $69,051     $18,216     $28,841
Average net assets (000)......................     $ 61,035      $73,853     $83,590     $53,284     $20,153     $38,000
Ratios to average net assets:
   Expenses, including distribution fees......         1.46%(c)     1.36%       1.35%       1.32%       1.21%       1.17%
   Expenses, excluding distribution fees......         1.24%(c)     1.21%       1.20%       1.17%       1.06%       1.02%
   Net investment income......................         6.27%(c)     6.65%       6.94%       7.12%       7.25%       7.67%
For Class A, B, C and Z shares:
   Portfolio turnover rate....................           25%          40%         53%        101%        199%        232%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                              PRUDENTIAL GLOBAL LIMITED
                                              MATURITY FUND, INC.
Financial Highlights (Unaudited)              LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                   Class B
                                                  --------------------------------------------------------------------------
                                                  Six Months
                                                    Ended                          Year Ended October 31,
                                                  April 30,      -----------------------------------------------------------
                                                   1999(b)       1998(b)     1997(b)        1996         1995         1994
                                                     -----       -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.85       $  8.45     $   8.85     $   8.42     $   8.56     $   9.29
                                                     -----       -------     --------     --------     --------     --------
Income from investment operations
Net investment income.........................         .22           .51          .55          .55          .56          .62
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        (.16)         (.31)        (.16)         .40         (.19)        (.86)
                                                     -----       -------     --------     --------     --------     --------
   Total from investment operations...........         .06           .20          .39          .95          .37         (.24)
                                                     -----       -------     --------     --------     --------     --------
Less distributions
Dividends from net investment income..........        (.22)         (.51)        (.55)        (.52)        (.43)       --
Distributions in excess of net investment
   income.....................................        (.03)         (.19)        (.24)       --           --           --
Tax return of capital distributions...........       --             (.10)       --           --            (.08)        (.49)
                                                     -----       -------     --------     --------     --------     --------
   Total distributions........................        (.25)         (.80)        (.79)        (.52)        (.51)        (.49)
                                                     -----       -------     --------     --------     --------     --------
Net asset value, end of period................      $ 7.66       $  7.85     $   8.45     $   8.85     $   8.42     $   8.56
                                                     -----       -------     --------     --------     --------     --------
                                                     -----       -------     --------     --------     --------     --------
TOTAL RETURN(a):..............................        0.84%         2.48%        4.59%       11.61%        4.60%       (2.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $  996       $ 1,562     $  2,397     $ 44,804     $108,454     $188,966
Average net assets (000)......................      $1,248       $ 2,397     $ 17,941     $ 70,794     $139,248     $281,143
Ratios to average net assets:
   Expenses, including distribution fees......        1.99%(c)      1.96%        1.95%        1.92%        1.83%        1.97%
   Expenses, excluding distribution fees......        1.24%(c)      1.21%        1.20%        1.17%        1.08%        1.02%
   Net investment income......................        5.73%(c)      6.03%        6.34%        6.51%        6.61%        6.82%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(b) Calculated based upon average shares outstanding during the period.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

                                              PRUDENTIAL GLOBAL LIMITED
                                              MATURITY FUND, INC.
Financial Highlights (Unaudited)              LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                                   Class C
                                                  --------------------------------------------------------------------------
                                                                                                                  August 1,
                                                  Six Months                                                       1994(b)
                                                    Ended                  Year Ended October 31,                  Through
                                                  April 30,      -------------------------------------------     October 31,
                                                   1999(e)       1998(e)     1997(e)      1996        1995          1994
                                                     -----       -------     -------     -------     -------          ---
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.85       $ 8.45      $  8.85     $  8.42     $  8.56        $8.61
                                                     -----       -------     -------     -------     -------          ---
Income from investment operations
Net investment income.........................         .22          .50          .55         .55         .54          .14
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        (.16)        (.30 )       (.16)        .40        (.17)        (.06)
                                                     -----       -------     -------     -------     -------          ---
   Total from investment operations...........         .06          .20          .39         .95         .37          .08
                                                     -----       -------     -------     -------     -------          ---
Less distributions
Dividends from net investment income..........        (.22)        (.50 )       (.55)       (.52)       (.43)       --
Distributions in excess of net investment
   income.....................................        (.03)        (.20 )       (.24)      --          --           --
Tax return of capital distributions...........       --            (.10 )      --          --           (.08)        (.13)
                                                     -----       -------     -------     -------     -------          ---
   Total distributions........................        (.25)        (.80 )       (.79)       (.52)       (.51)        (.13)
                                                     -----       -------     -------     -------     -------          ---
Net asset value, end of period................      $ 7.66       $ 7.85      $  8.45     $  8.85     $  8.42        $8.56
                                                     -----       -------     -------     -------     -------          ---
                                                     -----       -------     -------     -------     -------          ---
TOTAL RETURN(a):..............................        0.84%        2.48 %       4.59%      11.61%       4.60%        0.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $   34       $   51      $   107     $    54     $   755(d)     $ 200(d)
Average net assets (000)......................      $   48       $   64      $   116     $     4     $ 1,461(d)     $ 199(d)
Ratios to average net assets:
   Expenses, including distribution fees......        1.99%(c)     1.96 %       1.95%       1.92%       1.70%         .93%(c)
   Expenses, excluding distribution fees......        1.24%(c)     1.21 %       1.20%       1.17%        .95%         .18%(c)
   Net investment income......................        5.70%(c)     6.07 %       6.36%       6.35%       6.43%        7.02%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Commencement of offering of Class C shares.
(c) Annualized.
(d) Figures are actual and not rounded to the nearest thousand.
(e) Calculated based upon average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

                                              PRUDENTIAL GLOBAL LIMITED
                                              MATURITY FUND, INC.
Financial Highlights (Unaudited)              LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                   Class Z
                                                  ------------------------------------------
                                                                                 January 27,
                                                  Six Months        Year           1997(c)
                                                    Ended           Ended          Through
                                                  April 30,      October 31,     October 31,
                                                   1999(e)         1998(e)         1997(e)
                                                     -----           -----           -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........      $ 7.84         $  8.44         $  8.57
                                                     -----           -----           -----
Income from investment operations
Net investment income.........................         .25             .55             .43
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...............................        (.16)           (.28)           (.11)
                                                     -----           -----           -----
   Total from investment operations...........         .09             .27             .32
                                                     -----           -----           -----
Less distributions
Dividends from net investment income..........        (.25)           (.55)           (.43)
Distributions in excess of net investment
   income.....................................        (.03)           (.22)           (.02)
Tax return of capital distributions...........       --               (.10)         --
                                                     -----           -----           -----
   Total distributions........................        (.28)           (.87)           (.45)
                                                     -----           -----           -----
Net asset value, end of period................      $ 7.65         $  7.84         $  8.44
                                                     -----           -----           -----
                                                     -----           -----           -----
TOTAL RETURN(a):..............................        1.09%           3.28%           3.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $   51         $    49         $     4
Average net assets (000)......................      $   50         $    43         $   308(d)
Ratios to average net assets:
   Expenses, including distribution fees......        1.24%(b)        1.21%           1.20%(b)
   Expenses, excluding distribution fees......        1.24%(b)        1.21%           1.20%(b)
   Net investment income......................        6.50%(b)        6.83%          14.07%(b)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
(d) Figures are actual and not rounded to the nearest thousand.
(e) Calculated based upon average shares outstanding during the period.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management Ltd.
115 Houndsditch
London EC3A7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of April 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds           BULK RATE
Gateway Center Three             U.S. POSTAGE
100 Mulberry Street                 PAID
Newark, NJ  07102-4077           Permit 6807
(800) 225-1852                   New York, NY


74433F108
74433F207   MF144E2
74433F504   74433F603

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 7 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit 6(a))to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 6(b)) to the Registration Statement) and Schedule E of the Sub-investment Management Agreement (Exhibit 6(c) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM), The Prudential Investment Corporation (PIC) and PRICOA Asset Management Ltd., respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.



    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as that interpretation of Section 17(h) and 17(i) of such Act remains in effect and is consistently applied.


    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

    Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h), advances will be limited in the following respect:

    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

    (3) Such promise must be secured by a surety bond or other suitable insurance and;

    (4) Such surety bond or other insurance must be paid for by the recipient or such advance

ITEM 16.  EXHIBITS


1.     (a) Amended and Restated Articles of Incorporation.(1)
       (b) Amendment to the Articles of Incorporation.(1)
       (c) Articles Supplementary.(2)
       (d) Articles Supplementary.(3)

2.     Amended and Restated By-Laws.(1)

4. Agreement and Plan of Reorganization and Liquidation filed herewith as Appendix A to the Proxy Statement and Prospectus.*

5.     Instruments defining rights of shareholders.(1)

6.     (a) Form of Amended Management Agreement between the Registrant and
       Prudential Mutual Fund Management, Inc.(1)
       (b) Form of Amended Subadvisory Agreement between Prudential Mutual Fund
       Management, Inc. and The Prudential Investment Corporation.(1)
       (c) Sub-Investment Management Agreement between The Prudential Investment
       Corporation and PRICOA Asset Management Limited.(4)
       (d) First Amendment to Sub-Investment Management Agreement between The
       Prudential Investment Corporation and PRICOA Asset Management Limited.(4)
       (e) Second Amendment to Sub-Investment Management Agreement between The
       Prudential Investment Corporation and PRICOA Asset Management Limited.(4)
       (f) Third Amendment to Sub-Investment Management Agreement between The
       Prudential Investment Corporation and PRICOA Asset Management Limited.(4)

7.     (a) Distribution Agreement between the Registrant and Prudential
       Investment Management Services LLC.(3)
       (b) Form of Selected Dealer Agreement.(3)

9.     (a) Form of Custodian Contract between the Registrant and State Street
       Bank and Trust Company.(1)

10.    (a) Amended and Restated Distribution and Service Plan for Class A
       Shares.(4)
       (b) Amended and Restated Distribution and Service Plan for Class B
       Shares.(4)
       (c) Amended and Restated Distribution and Service Plan for Class C
       Shares.(4)
       (d) Amended Rule 18f-3 Plan.(3)

11.    Opinion and Consent of Counsel.*

12.    Tax Opinion and Consent.*

13.    Transfer Agency and Service Agreement.(1)

14.    Consent of Independent Accountants.*

17.    (a) Proxy*
       (b) Copy of Registrant's declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940.(5)
       (c) Prospectus of Prudential Global Limited Maturity Fund, Inc. dated
       January 22, 1999.(5)
       (d) Supplement dated May 27, 1999 to Prudential Global Limited Maturity
       Fund, Inc. Prospectus.*
       (e) Supplement dated July 23, 1999 to The Global Total Return Fund, Inc.
       and Prudential Global Limited Maturity Fund, Inc. Prospectuses.(6)
       (f) Prospectus of The Global Total Return Fund, Inc. dated March 1,
       1999.(5)
       (g) Supplement dated August 9, 1999 to The Global Total Return Fund, Inc.
       Prospectus.(6)
       (h) President's Letter.*


------------------------


(1) Incorporated by reference to the Registration Statement on Form N-1A filed on or about November 3, 1995 (File No. 33-63943).


(2) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on or about February 28, 1997 (File No. 33-63943).

(3) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on or about December 31, 1998 (File No. 33-63943).

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about March 1, 1999 (File No. 33-63943).


(5) Incorporated herein by reference to the Registration Statement on Form N-14 filed on or about July 9, 1999 (File No. 333-86241).



(6) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 filed on or about August 16, 1999 (File No. 333-82551).



*   Filed herewith.


ITEM 17.  UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities through the use of a prospectus which is a part of this statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark, and the State of New Jersey, on the 13th day of August, 1999.

                                PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

                                By:         /s/ JOHN R. STRANGFELD, JR.
                                     -----------------------------------------
                                         John R. Strangfeld, Jr., PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dated indicated.

          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

     /s/ EDWARD D. BEACH
------------------------------  Director                      August 13, 1999
       Edward D. Beach

     /s/ DELAYNE D. GOLD
------------------------------  Director                      August 13, 1999
       Delayne D. Gold

     /s/ ROBERT F. GUNIA
------------------------------  Director                      August 13, 1999
       Robert F. Gunia

 /s/ DOUGLAS H. MCCORKINDALE
------------------------------  Director                      August 13, 1999
   Douglas H. McCorkindale

     /s/ THOMAS T. MOONEY
------------------------------  Director                      August 13, 1999
       Thomas T. Mooney

     /s/ STEPHEN P. MUNN
------------------------------  Director                      August 13, 1999
       Stephen P. Munn

    /s/ RICHARD A. REDEKER
------------------------------  Director                      August 13, 1999
      Richard A. Redeker

      /s/ ROBIN E. SMITH
------------------------------  Director                      August 13, 1999
        Robin E. Smith

                                                                   DATE
          SIGNATURE                       TITLE                      -
------------------------------  --------------------------

 /s/ JOHN R. STRANGFELD, JR.
------------------------------  President and Director        August 13, 1999
   John R. Strangfeld, Jr.

    /s/ LOUIS A. WEIL, III
------------------------------  Director                      August 13, 1999
      Louis A. Weil, III

    /s/ CLAY T. WHITEHEAD
------------------------------  Director                      August 13, 1999
      Clay T. Whitehead

     /s/ GRACE C. TORRES        Treasurer and Principal
------------------------------    Financial and Accounting    August 13, 1999
       Grace C. Torres            Officer

                                 EXHIBIT INDEX


EXHIBITS
------
 1.    (a) Amended and Restated Articles of Incorporation.(1)
       (b) Amendment to the Articles of Incorporation.(1)
       (c) Articles Supplementary.(2)
       (d) Articles Supplementary.(3)

 2.    Amended and Restated By-Laws.(1)

 4. Agreement and Plan of Reorganization and Liquidation filed herewith as Appendix A to the Proxy Statement and Prospectus.*

 5.    Instruments defining rights of shareholders.(1)

 6.    (a) Form of Amended Management Agreement between the Registrant and
         Prudential Mutual Fund Management, Inc.(1)
       (b) Form of Amended Subadvisory Agreement between Prudential Mutual Fund
         Management, Inc. and The Prudential Investment Corporation.(1)
       (c) Sub-Investment Management Agreement between The Prudential Investment
         Corporation and PRICOA Asset Management Limited.(4)
       (d) First Amendment to Sub-Investment Management Agreement between The
         Prudential Investment Corporation and PRICOA Asset Management
         Limited.(4)
       (e) Second Amendment to Sub-Investment Management Agreement between The
         Prudential Investment Corporation and PRICOA Asset Management
         Limited.(4)
       (f) Third Amendment to Sub-Investment Management Agreement between The
         Prudential Investment Corporation and PRICOA Asset Management
         Limited.(4)

 7.    (a) Distribution Agreement between the Registrant and Prudential
         Investment Management Services LLC.(3)
       (b) Form of Selected Dealer Agreement.(3)

 9.    (a) Custodian Contract between the Registrant and State Street Bank and
         Trust Company.(1)

 10.   (a) Amended and Restated Distribution and Service plan for Class A
         Shares.(4)
       (b) Amended and Restated Distribution and Service Plan for Class B
         Shares.(4)
       (c) Amended and Restated Distribution and Service Plan for Class C
         Shares.(4)
       (d) Amended Rule 18f-3 Plan.(3)

 11.   Opinion and Consent of Counsel.*

 12.   Tax Opinion and Consent.*

 13.   Transfer Agency and Service Agreement.(1)

 14.   Consent of Independent Accountants.*

 17.   (a) Proxy*
       (b) Copy of Registrant's declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940.(5)
       (c) Prospectus of Prudential Global Limited Maturity Fund, Inc. dated
         January 22, 1999.(5)
       (d) Supplement dated May 27, 1999 to Prudential Global Limited Maturity
         Fund, Inc. Prospectus.*
       (e) Supplement dated July 23, 1999 to The Global Total Return Fund, Inc.
         and Prudential Global Limited Maturity Fund, Inc. Prospectuses.(6)
       (f) Prospectus of The Global Total Return Fund, Inc. dated March 1,
         1999.(5)
       (g) Supplement dated August 9, 1999 to The Global Total Return Fund, Inc.
         Prospectus.(6)
       (h) President's Letter.*


------------------------


(1) Incorporated by reference to the Registration Statement on Form N-1A filed on or about November 3, 1995 (File No. 33-63943).


(2) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on or about February 28, 1997 (File No. 33-63943).

(3) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on or about December 31, 1998 (File No. 33-63943).

(4) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about March 1, 1999 (File No. 33-63943).


(5) Incorporated herein by reference to the Registration Statement on Form N-14 filed on or about July 9, 1999 (File No. 333-86241).



(6) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 filed on or about August 16, 1999 (File No. 333-82551).



*   Filed herewith.